                                     RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                    Depositor,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION

                                                      Trustee

                                          POOLING AND SERVICING AGREEMENT

                                           Dated as of February 1, 2007

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                                 Series 2007-EMX1

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................61
         Section 2.04.         Representations and Warranties of Sellers........................................63
         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC-I

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................71
         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................71
         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................71
         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................74
         Section 3.09.         Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................93
         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;

EXHIBIT H-1       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT...................................................H-1-1

EXHIBIT H-2       FORM OF TRANSFEROR CERTIFICATE.............................................................H-2-1

EXHIBIT I         FORM OF INVESTOR REPRESENTATION LETTER.......................................................I-1

EXHIBIT J         FORM OF TRANSFEROR REPRESENTATION LETTER.....................................................J-1

EXHIBIT K         TEXT OF AMENDMENT TO POOLING AND SERVICING AGREEMENT PURSUANT TO SECTION 11.01(E)

EXHIBIT T-1       FORM OF 10-K CERTIFICATION.................................................................T-1-1

EXHIBIT T-2       FORM OF BACK-UP CERTIFICATION..............................................................T-2-1

EXHIBIT U         INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING
                  TO REPORTABLE MODIFIED MORTGAGE LOANS........................................................U-1

EXHIBIT V         CERTIFICATE GUARANTY INSURANCE POLICY........................................................U-1

         This  Pooling  and  Servicing  Agreement,  effective  as of  February  1, 2007,  among  RESIDENTIAL  ASSET
SECURITIES  CORPORATION,  as the depositor (together with its permitted  successors and assigns,  the “Depositor”),
RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together with its permitted  successors and assigns,  the
“Master  Servicer”),  and U.S. BANK NATIONAL  ASSOCIATION,  a banking  association  organized under the laws of the
United  States,  as trustee and  supplemental  interest trust trustee  (together with its permitted  successors and assigns, the “Trustee” and the “Supplemental Interest Trust Trustee,” respectively).

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
“Certificates”),  to be issued  hereunder  in seven  Classes,  which in the  aggregate  will  evidence  the  entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Supplemental  Interest Trust
Account,  the Swap  Agreement  and the SB-A Swap  Agreement)  subject to this  Agreement as a real estate  mortgage investment  conduit  (a “REMIC”)  for  federal  income tax  purposes,  and such  segregated  pool of assets will be designated as  “REMIC I.”  Component I of the Class R  Certificates  will  represent  the sole  Class of  “residual interests” in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income tax law. The following table irrevocably sets forth the designation,  remittance rate (the “Uncertificated  REMIC I Pass-Through
Rate”)  and  initial   Uncertificated   Principal   Balance  for  each  of  the  “regular   interests”  in  REMIC I
(the “REMIC I Regular  Interests”).  The  “latest  possible  maturity  date”  (determined  solely for  purposes  of satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for  each  REMIC I  Regular  Interest  shall be the
Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                        Uncertificated REMIC I            Initial Uncertificated
    Designation            Pass-Through Rate                Principal Balance
        I-1-A                Variable(1)                    $ 8,816,250.440
        I-2-A                Variable(1)                    $10,063,326.490
        I-3-A                Variable(1)                    $11,261,846.965
        I-4-A                Variable(1)                    $12,308,021.085
        I-5-A                Variable(1)                    $13,149,518.170
        I-6-A                Variable(1)                    $13,799,220.295
        I-7-A                Variable(1)                    $13,250,837.850
        I-8-A                Variable(1)                    $12,642,761.470
        I-9-A                Variable(1)                    $12,058,856.110
       I-10-A                Variable(1)                    $11,502,269.140
       I-11-A                Variable(1)                    $10,971,709.350
       I-12-A                Variable(1)                    $10,465,947.015
       I-13-A                Variable(1)                    $ 9,983,810.995
       I-14-A                Variable(1)                    $ 9,526,655.255
       I-15-A                Variable(1)                    $ 9,104,937.495
       I-16-A                Variable(1)                    $ 9,064,832.285
       I-17-A                Variable(1)                    $17,505,133.585
       I-18-A                Variable(1)                    $91,921,463.245
       I-19-A                Variable(1)                    $10,537,350.260
       I-20-A                Variable(1)                    $ 3,566,421.465
       I-21-A                Variable(1)                    $ 3,129,069.105
       I-22-A                Variable(1)                    $ 2,368,254.440
       I-23-A                Variable(1)                    $ 2,225,082.620
       I-24-A                Variable(1)                    $ 2,117,195.725
       I-25-A                Variable(1)                    $ 2,024,563.260
       I-26-A                Variable(1)                    $ 1,936,282.160
       I-27-A                Variable(1)                    $ 1,865,106.650
       I-28-A                Variable(1)                    $ 1,830,385.510
       I-29-A                Variable(1)                    $ 2,332,080.030
       I-30-A                Variable(1)                    $   670,297.145
       I-31-A                Variable(1)                    $   646,396.405
       I-32-A                Variable(1)                    $   623,352.240
       I-33-A                Variable(1)                    $   601,133.595
       I-34-A                Variable(1)                    $   579,710.560
       I-35-A                Variable(1)                    $   559,054.340
       I-36-A                Variable(1)                    $   539,137.195
       I-37-A                Variable(1)                    $   519,932.410
       I-38-A                Variable(1)                    $   520,438.120
       I-39-A                Variable(1)                    $   509,786.740
       I-40-A                Variable(1)                    $ 5,547,502.135
        I-1-B                Variable(1)                    $ 8,816,250.440
        I-2-B                Variable(1)                    $10,063,326.490
        I-3-B                Variable(1)                    $11,261,846.965
        I-4-B                Variable(1)                    $12,308,021.085
        I-5-B                Variable(1)                    $13,149,518.170
        I-6-B                Variable(1)                    $13,799,220.295
        I-7-B                Variable(1)                    $13,250,837.850
        I-8-B                Variable(1)                    $12,642,761.470
        I-9-B                Variable(1)                    $12,058,856.110
       I-10-B                Variable(1)                    $11,502,269.140
       I-11-B                Variable(1)                    $10,971,709.350
       I-12-B                Variable(1)                    $10,465,947.015
       I-13-B                Variable(1)                    $ 9,983,810.995
       I-14-B                Variable(1)                    $ 9,526,655.255
       I-15-B                Variable(1)                    $ 9,104,937.495
       I-16-B                Variable(1)                    $ 9,064,832.285
       I-17-B                Variable(1)                    $17,505,133.585
       I-18-B                Variable(1)                    $91,921,463.245
       I-19-B                Variable(1)                    $10,537,350.260
       I-20-B                Variable(1)                    $ 3,566,421.465
       I-21-B                Variable(1)                    $ 3,129,069.105
       I-22-B                Variable(1)                    $ 2,368,254.440
       I-23-B                Variable(1)                    $ 2,225,082.620
       I-24-B                Variable(1)                    $ 2,117,195.725
       I-25-B                Variable(1)                    $ 2,024,563.260
       I-26-B                Variable(1)                    $ 1,936,282.160
       I-27-B                Variable(1)                    $ 1,865,106.650
       I-28-B                Variable(1)                    $ 1,830,385.510
       I-29-B                Variable(1)                    $ 2,332,080.030
       I-30-B                Variable(1)                    $   670,297.145
       I-31-B                Variable(1)                    $   646,396.405
       I-32-B                Variable(1)                    $   623,352.240
       I-33-B                Variable(1)                    $   601,133.595
       I-34-B                Variable(1)                    $   579,710.560
       I-35-B                Variable(1)                    $   559,054.340
       I-36-B                Variable(1)                    $   539,137.195
       I-37-B                Variable(1)                    $   519,932.410
       I-38-B                Variable(1)                    $   520,438.120
       I-39-B                Variable(1)                    $   509,786.740
       I-40-B                Variable(1)                    $ 5,547,502.135
          I                  Variable(1)                    $    39,571.931
         II                  Variable(1)                    $    35,331.009
         A-I                 Variable(1)                    $83,662,636.590
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II.” Component II of the Class R Certificates will represent the sole
Class of “residual interests” in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law.  The following table irrevocably sets forth the designation, remittance rate (the “Uncertificated
REMIC II Pass Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in
REMIC II (the “REMIC II Regular Interests”).  The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                          Uncertificated REMIC II      Initial Uncertificated Principal
    Designation              Pass-Through Rate                      Balance
         LT1                    Variable(1)                      $395,645,938.44
         LT2                    Variable(1)                            $5,771.29
         LT3                       0.00%                              $33,800.64
         LT4                    Variable(1)                           $33,800.64
         LT5                    Variable(1)                      $353,244,614.16
         LT6                    Variable(1)                            $5,188.96
         LT7                       0.00%                              $30,142.05
         LT8                    Variable(1)                           $30,142.05
        LT-IO                   Variable(1)                          (2)
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)  REMIC II Regular  Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional  amount  calculated in  accordance  with the  definition  of  “Uncertificated
     Notional Amount” herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as REMIC III.  Component  III of the Class R  Certificates  will  represent  the sole Class of
“residual  interests”  in REMIC  III for  purposes  of the REMIC  Provisions  under  federal  income  tax law.  The following  table  irrevocably  sets  forth the  designation,  Pass  Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain  features,  month of Final  Scheduled  Distribution  Date and initial ratings for each
Class of  Certificates  comprising  the  interests  representing  “regular  interests”  in REMIC III.  The  “latest possible  maturity  date”  (determined  solely for  purposes  of  satisfying  Treasury  Regulation  Section  1.860G
1(a)(4)(iii)) for each of REMIC III Regular Interest shall be the Maturity Date.

                                                               Aggregate Initial                                            Month of
                                         Pass-Through        Certificate Principal                                      Final Scheduled
    Designation           Type               Rate                    Balance                     Features               Distribution Date            Rating
                                                                                                                                                 S&P        Moody's
    Class A-I-1        Regular(1)      Adjustable(2)(3)        $   185,876,000            Senior/Adjustable Rate           January 2033          AAA         Aaa
    Class A-I-2        Regular(1)      Adjustable(2)(3)        $    27,665,000            Senior/Adjustable Rate          September 2034         AAA         Aaa
    Class A-I-3        Regular(1)      Adjustable(2)(3)        $   105,994,000            Senior/Adjustable Rate           October 2036          AAA         Aaa
    Class A-I-4        Regular(1)      Adjustable(2)(3)        $    46,505,000            Senior/Adjustable Rate           January 2037          AAA         Aaa
    Class A-II         Regular(1)     Adjustable (2)(3)        $   326,812,000            Senior/Adjustable Rate           January 2037          AAA         Aaa
     Class SB         Regular (4)            (4)               $    56,177,398.23               Subordinate                    N/A               N/A         N/A
        IO            Regular (5)            (6)                      (7)                      Interest Only                                     N/A         N/A

_______________
(1)  This Class of  Certificates  represents  ownership of a REMIC III Regular  Interest  together with (i) certain rights to payments to be made from amounts  received  under the Swap  Agreement  which will be deemed made for federal income tax purposes  outside of REMIC III by the holder of the Class SB  Certificates  as the owner of the Swap Agreement and (ii) the obligation to pay the Class IO  Distribution  Amount.  Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess of the amount  distributable on the related
     REMIC III Regular  Interest on such  Distribution  Date shall be treated  for federal  income tax  purposes as having been paid from the Supplemental  Interest Trust Account and any amount  distributable on such REMIC III
     Regular  Interest  on such  Distribution  Date  in  excess  of the  amount  distributable  on  such  Class  of
     Certificates  on such  Distribution  Date shall be treated as having  been paid to the  Supplemental  Interest
     Trust Account, all pursuant to and as further provided in Section 4.10 hereof.
(2)  The REMIC III Regular  Interests,  ownership of which is represented by the Class A Certificates,  will accrue interest  at a per annum rate equal to LIBOR plus the  applicable  Margin,  each  subject to a payment  cap as described  in the  definition  of “Pass  Through  Rate”  and the  provisions  for the  payment  of Basis  Risk
     Shortfalls  herein,  which  payments will not be part of the  entitlement  of the REMIC III Regular  Interests related to such Certificates.
(3)  The  Class A-I  and  Class A-II  Certificates  will also entitle  their  holders to certain  payments from the
     Holder of the Class SB Certificates  from amounts to which the related REMIC III Regular  Interest is entitled and from amounts  received under the Swap Agreement,  which will not be a part of their ownership of the REMIC
     III Regular Interests.
(4)  The Class SB  Certificates  will  accrue  interest  as  described  in the  definition  of Accrued  Certificate
     Interest.  The Class SB Certificates  will not accrue interest on their  Certificate  Principal  Balance.  The
     Class SB  Certificates  will be  comprised of four REMIC III Regular  Interests,  two  principal  only Regular
     Interests  designated  SB-PO-I and SB-PO-II and two interest  only Regular  Interests  designated  SB-IO-I and
     SB-IO-II,  which will be entitled to distributions as set forth herein.  The rights of the Holder of the Class
     SB  Certificates  to payments  from the Swap  Agreement  shall be outside and apart from its rights  under the
     REMIC III Regular Interests SB-IO-I, SB-IO-II, SB-PO-I and SB-PO-II.
(5)  REMIC  III  Regular  Interest  IO  will be  held  as an  asset  of the  Supplemental  Interest  Trust  Account established  by the Trustee and will be treated for federal  income tax purposes as owned by the holder of the
     Class SB Certificates.
(6)  For federal  income tax purposes,  REMIC III Regular  Interest IO will not have a Pass Through Rate,  but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.
(7)  For federal  income tax  purposes,  REMIC III Regular  Interest IO will not have an  Uncertificated  Principal
     Balance,  but will have a notional  amount  equal to the  Uncertificated  Notional  Amount of REMIC II Regular
     Interest LT-IO.

         In consideration of the mutual  agreements herein  contained,  the Depositor,  the Master Servicer and the
Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates,  an  amount  equal to the  interest  accrued  during  the  related  Interest  Accrual  Period  on the
Certificate  Principal Balance thereof  immediately  prior to such  Distribution  Date at the related  Pass-Through
Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of  Certificates shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not covered by Compensating  Interest  pursuant to  Section 3.16,  and by Relief Act Shortfalls on the related Mortgage
Loans during the related Due Period.  The portion of any  Prepayment  Interest  Shortfalls or Relief Act Shortfalls
allocated to the Class A  Certificates  will be based upon the related  Senior  Percentage  of all such  reductions with  respect  to the  related  Mortgage  Loans,  such  reductions  will be  allocated  among the  related  Class A
Certificates,  pro rata, on the basis of Accrued  Certificate  Interest  payable on such  Distribution  Date absent such reductions.

         Accrued  Certificate  Interest for any Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall accrue on the basis of a 360-day year and the actual  number of days in the related Interest Accrual Period.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the preceding  Interest  Accrual  Period at the related  Pass-Through  Rate on the  Uncertificated  Notional  Amount as
specified in the definition of Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment  Interest  Shortfalls to the extent
not  covered  by   Compensating   Interest   pursuant  to   Section 3.16   or  by  Excess  Cash  Flow  pursuant  to
Section 4.02(c)(iv)  and (v). Accrued Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted  Available   Distribution   Amount:   With  respect  to  any  Distribution  Date,  the  Available
Distribution  Amount increased by the excess,  if any, of the Net Swap Payment owed to the Swap  Counterparty  over the amount distributable on such Distribution Date in respect of REMIC III Regular Interest IO.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjusted  Strip Rate:  With respect to any  Distribution  Date,  a per annum rate equal to the excess,  if any, of the  Uncertificated  REMIC I Pass-Through  Rate for REMIC I Regular  Interest A-I over the weighted average of (v) with respect to REMIC I Regular  Interests  ending with the  designation  “B,” the  weighted  average of the
Uncertificated  REMIC I  Pass-Through  Rates  for such  REMIC I  Regular  Interests,  weighted  on the basis of the
Uncertificated  Principal  Balance of such REMIC I Regular  Interests  for each such  Distribution  Date,  (w) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  (x) with respect to REMIC I Regular  Interest I, the  Uncertificated  REMIC I Pass Through Rate for such
REMIC I Regular  Interest,  (y) with  respect  to REMIC I Regular  Interest  II,  the  Uncertificated  REMIC I Pass
Through Rate for such REMIC I Regular  Interest,  and (z) with respect to REMIC I Regular Interests ending with the designation “A,” for each  Distribution  Date listed below, the weighted average of the rates listed below for each such REMIC I Regular Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

Distribution Date     REMIC I Regular Interest                                   Rate
        1          I-1-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-1-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        3          I-1-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        4          I-2-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        5          I-3-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        6          I-4-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        7          I-5-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        8          I-6-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        9          I-7-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
       10          I-8-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
       11          I-9-A through I-40-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       12          I-10-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       13          I-11-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       14          I-12-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       15          I-13-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       16          I-14-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       17          I-15-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       18          I-16-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       19          I-17-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       20          I-18-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       21          I-19-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       22          I-20-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       23          I-21-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       24          I-22-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       25          I-23-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       26          I-24-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       27          I-25-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       28          I-26-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       29          I-27-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       30          I-28-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       31          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       32          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       33          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       34          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       35          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       36          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       37          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       38          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       39          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       40          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       41          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       42          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       43          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       44          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       45          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       46          I-29-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       47          I-30-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       48          I-31-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       49          I-32-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       50          I-33-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       51          I-34-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       52          I-35-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       53          I-36-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       54          I-37-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       55          I-38-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       56          I-39-A through I-40-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       57          I-40-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the Master  Servicer,  pursuant  to
Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such  first  Person.  For  purposes  of this  definition,  “control”  means  the power to direct  the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  “controlling” and “controlled” have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds, Principal Prepayments,  Mortgage
Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to
Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than  such  Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been  received in the  preceding  month in accordance  with  Section 3.07(b))  and (ii)
payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such
Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and
(ii) the sales  price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged
Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal made at the time of  origination of the loan which was refinanced or modified or the appraised  value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential  Funding and the  Depositor  relating to the transfer and  assignment of the Mortgage  Loans,  attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit Date pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the
Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage  Loans,  (v) any amount  deposited in the  Certificate  Account  pursuant to  Section 4.07  or 9.01 in respect of the  Mortgage  Loans and (vi)  amounts on  deposit in the  Certificate  Account in respect of an Insured
Payment pursuant to Section 4.11(b) in accordance with the Certificate  Guaranty  Insurance Policy,  reduced by (b)
the sum as of the close of  business on the  immediately  preceding  Determination  Date of (w) the Amount Held for
Future  Distribution  with  respect to the  Mortgage  Loans,  (x) amounts  permitted  to be withdrawn by the Master
Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x),  inclusive,  of
Section 3.10(a),  (y) any Net Swap  Payments  required  to be made to the Swap  Counterparty  and Swap  Termination
Payments not due to a Swap Counterparty  Trigger Event for such  Distribution Date and (z) the Certificate  Insurer
Premium payable.

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk Shortfalls:  Group I Basis Risk Shortfalls or Group II Basis Risk Shortfalls, as applicable.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of  California,  the  State of  Minnesota,  the State of Texas,  the State of New York or the State of
Illinois  (and such other  state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30, July 1 through  September  30, and October 1 through
December 31.

         Capitalization  Reimbursement  Amount:  With respect to any  Distribution  Date, the amount of Advances or
Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the  Mortgage  Loans  during the prior calendar  month and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO  Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to  Section 4.01,  which shall be entitled “U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential
Asset Securities Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2007-EMX1 and
Financial  Guaranty  Insurance  Company” and which account shall be held for the benefit of the  Certificateholders and the  Certificate  Insurer  and which must be an Eligible  Account.  Any such  account or  accounts  created and maintained  subsequent  to the Closing  Date shall be subject to the  approval of the  Certificate  Insurer,  which approval shall not be unreasonably withheld.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificate  Guaranty  Insurance Policy:  The Financial  Guaranty  Insurance Policy,  Policy No. 07030010,
issued by the  Certificate  Insurer in respect of the Class A  Certificates,  a copy of which is attached hereto as
Exhibit V.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization  nor a Non-United  States Person shall be a holder of a
Class R  Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R  Certificate,  registered in the name of the Depositor, the Master  Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has
been  obtained.  All  references  herein  to  “Holders”  or  “Certificateholders”   shall  reflect  the  rights  of
Certificate  Owners as they may indirectly  exercise such rights through the Depository and  participating  members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a “Holder” or  “Certificateholder”  only the Person in whose name a Certificate is registered in the Certificate
Register.  Unless  otherwise  indicated in this  Agreement,  the Custodial  Agreement or the Assignment  Agreement,
whenever  reference  is made to the  actions  taken  by the  Trustee  on  behalf  of the  Certificateholders,  such reference  to  Certificateholders  shall  include  the  Certificate  Insurer  as long  as  there  is no  continuing
Certificate Insurer Default.

         Certificate  Insurer:   Financial  Guaranty  Insurance  Company,  a  New  York-domiciled  stock  insurance corporation or its successors in interest.

         Certificate  Insurer  Account:  An account of the Certificate  Insurer  maintained at JP Morgan Chase Bank
(ABA No.  021000021),  Account No.  904951812,  Attention:  Policy No.  07030010,  or such other  account as may be designated  by the  Certificate  Insurer to the  Trustee in writing not less than five  Business  Days prior to the related Distribution Date.

         Certificate  Insurer  Default:  The existence and  continuance of any of the  following:  (a) a failure by the Certificate  Insurer to make a payment required under the Certificate  Guaranty  Insurance Policy in accordance with its terms;  or (b)(i) the  Certificate  Insurer (A) files any  petition or  commences  any case or  proceeding under any  provision  or chapter of the  Bankruptcy  Code or any other  similar  federal or state law  relating  to insolvency,  bankruptcy,  rehabilitation,  liquidation or  reorganization,  (B) makes a general  assignment for the benefit of its  creditors,  or (C) has an order for relief  entered  against  it under the  Bankruptcy  Code or any
other  similar  federal  or  state  law  relating  to  insolvency,  bankruptcy,   rehabilitation,   liquidation  or
reorganization  which  is  final  and  nonappealable;  or (ii) a court  of  competent  jurisdiction,  the New  York insurance department or other competent  regulatory  authority enters a final and nonappealable order,  judgment or decree (A)  appointing  a  custodian,  trustee,  agent or receiver  for the  Certificate  Insurer or for all or any material  portion of its property or (B)  authorizing  the taking of possession by a custodian,  trustee,  agent or receiver of the  Certificate  Insurer (or the taking of possession  of all or any material  portion of the property of the Certificate Insurer).

         Certificate  Insurer Premium:  The premium payable in accordance with the Certificate  Guaranty  Insurance
Policy,  which  shall  be  payable  in  accordance  with  Section  4.02  in an  amount  equal  to (i) on the  first
Distribution  Date, an amount  calculated by multiplying the Certificate  Insurer Premium Rate converted to a daily rate by the aggregate  initial  Certificate  Principal  Balance of the Class A Certificates  for the number of days from and  including  the  Closing  Date to but  excluding  the first  Distribution  Date,  and (ii) for  subsequent
Distribution  Dates,  one twelfth of the product of (A) the Certificate  Insurer Premium Rate and (B) the aggregate
Certificate  Principal  Balance of the Class A Certificates on the previous  Distribution Date (after giving effect to any distributions of principal to be made on such previous Distribution Date).

         Certificate  Insurer  Premium  Modified  Rate:  With respect to any  Distribution  Date,  the  Certificate
Insurer  Premium  Rate  for the  Class A  Certificates  times a  fraction  equal to (x) the  aggregate  Certificate
Principal  Balance of the Class A Certificates as of such date over (y) the aggregate Stated  Principal  Balance of the Mortgage Loans as of such date.

         Certificate Insurer Premium Rate:  Shall mean 0.22% per annum.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With respect to any Class A  Certificate,  on any date of determination, an amount  equal to (i) the Initial  Certificate  Principal  Balance of such  Certificate  as specified on the face thereof,  minus (ii) the sum of (x) the  aggregate  of all  amounts  previously  distributed  with  respect to such
Certificate  (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal  Balance thereof
(including such amounts paid pursuant to the Certificate  Guaranty  Insurance  Policy) pursuant to  Section 4.02(c)
and (y) the aggregate of all  reductions in  Certificate  Principal  Balance  deemed to have occurred in connection with  Realized  Losses  which were  previously  allocated  to such  Certificate  (or any  predecessor  Certificate)
pursuant  to  Section 4.05  (other  than any  amounts  included  in an Insured  Payment  and paid  pursuant  to the
Certificate  Guaranty  Insurance  Policy);  provided,  that with respect to any Distribution  Date, the Certificate
Principal  Balances of: (i) the Class A-I  Certificates  will be  increased,  in each case to the extent to which a
Realized Loss was previously  allocated thereto and remaining  unreimbursed,  by the Subsequent Recovery Allocation
Amount  for Loan  Group I  to the  Class A-I  Certificates,  pro  rata,  based on the  amount  of  Realized  Losses previously allocated thereto and remaining  unreimbursed,  and (ii) the Class A-II  Certificates will be increased, in each case, to the extent of Realized Losses  previously  allocated  thereto and remaining  unreimbursed,  by the
Subsequent Recovery Allocation Amount for Loan Group II to the Class A-II Certificates.

         With  respect  to any  Class SB  Certificate,  on any  date  of  determination,  an  amount  equal  to the
Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess,  if any, of
(A) the then aggregate  Stated  Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate
Principal  Balance of the Class A  Certificates  then  outstanding,  which  represents the sum of (i) the aggregate initial  principal  balance of REMIC III  Regular  Interests  SB-PO-I and SB-PO-II,  as reduced by Realized  Losses allocated  thereto and payments  deemed made thereon,  and (ii) aggregate  accrued and unpaid interest on REMIC III
Regular  Interests  SB-IO-I  and  SB-IO-II,   as  reduced  by  Realized  Losses  allocated  thereto.   The  Class R
Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Certificates:  Collectively, the Class A-I-1 Certificates,  Class A-I-2 Certificates,  Class A-I-3
Certificates, Class A-I-4 Certificates and Class A-II Certificates.

         Class A  Interest  Distribution  Priority:  With  respect to each Class of  Class A  Certificates  and any
Distribution Date, the amount available for payment of Accrued  Certificate  Interest thereon for that Distribution
Date plus Accrued  Certificate  Interest thereon remaining unpaid from any prior  Distribution Date, in the amounts and priority as follows:

         (i)      first,  concurrently,  to the  Class A-I  Certificates,  pro rata,  from the  Class A-I  Interest
                  Remittance Amount, and to the Class A-II  Certificates,  from the Class A-II  Interest Remittance
                  Amount;

         (ii)     second,  to the  Class A-I  Certificates,  pro  rata,  from  the  remaining  Class A-II  Interest
                  Remittance  Amount,  or to the Class A-II  Certificates,  from the remaining  Class A-I  Interest
                  Remittance  Amount,  as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first above;

         (iii)    third,  concurrently,  to the Class A-I  Certificates,  pro rata,  from the Principal  Remittance
                  Amount  related  to  Loan  Group I,  and to  the  Class A-II  Certificates,  from  the  Principal
                  Remittance   Amount  related  to  Loan  Group II,   as  needed  after  taking  into  account  any
                  distributions  in  respect  of  interest  on the  Class A  Certificates  made in first and second above; and

         (iv)     fourth, to the Class A-I  Certificates,  pro rata, from the remaining Principal Remittance Amount related  to Loan  Group II,  or to the  Class A-II  Certificates,  from the  remaining  Principal
                  Remittance   Amount   related  to  Loan  Group I,   as  needed  after  taking  into  account  any
                  distributions  in respect of  interest  on the  Class A  Certificates  made in first,  second and third above.

         Class A-I-1  Certificate:   Any  one  of  the  Class  A-I-1  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses in respect of Group I Loans as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
“regular interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and the SB-A Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-1 Margin:  0.1000% per annum.

         Class A-I-2  Certificate:   Any  one  of  the  Class  A-I-2  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses in respect of Group I Loans as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
“regular interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and the SB-A Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-2 Margin:  0.1400% per annum.

         Class A-I-3  Certificate:   Any  one  of  the  Class  A-I-3  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses in respect of Group I Loans as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
“regular interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and the SB-A Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-3  Margin:  Initially,  0.2000% per annum, and on any Distribution  Date on and after the second
Distribution Date after the first possible Optional Termination Date, 0.4000% per annum.

         Class A-I-4  Certificate:   Any  one  of  the  Class  A-I-4  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses in respect of Group I Loans as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
“regular interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and the SB-A Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-4  Margin:  Initially,  0.3000% per annum, and on any Distribution  Date on and after the second
Distribution Date after the first possible Optional Termination Date, 0.6000% per annum.

         Class A-I   Certificates:   Collectively,   the  Class A-I-1   Certificates,   Class A-I-2   Certificates,
Class A-I-3 Certificates and Class A-I-4 Certificates.

         Class A-I  Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion  of the
Available  Distribution  Amount for that  Distribution  Date  attributable  to interest  received or advanced  with respect to the Group I Loans.

         Class A-II   Certificate:   Any  one  of  the  Class  A-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses in respect of Group II Loans as set forth in Section 4.05, and  evidencing  (i) an interest  designated as a
“regular interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and the SB-A Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-II  Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion of the
Available  Distribution  Amount for that  Distribution  Date  attributable  to interest  received or advanced  with respect to the Group II Loans.

         Class A-II  Margin:  Initially,  0.2075% per annum, and on any  Distribution  Date on and after the second
Distribution Date after the first possible Optional Termination Date, 0.4150% per annum.

         Class R  Certificate:  Any one of the Class R Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit D and  evidencing  an  interest designated as a “residual  interest” in the REMICs for purposes of the REMIC  Provisions.  Component I of the Class
R  Certificates  is  designated  as the sole class of “residual  interest” in REMIC I,  Component II of the Class R
Certificates  is designated as the sole class of “residual  interest” in REMIC II, and Component III of the Class R
Certificates is designated as the sole class of “residual interest” in REMIC III.

         Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit C,  subordinate  to the Class A
Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05, and evidencing an interest  comprised of “regular  interests” in REMIC III together with certain rights to payments under the Swap Agreements for purposes of the REMIC Provisions.

         Closing Date:  March 12, 2007.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston Avenue, St.
Paul, Minnesota 55107, Attn: Structured Finance/RASC 2007-EMX1.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Cumulative  Insurance  Payments:  As of any time of  determination,  the  aggregate  amount of all Insured
Payments previously paid by the Certificate  Insurer under the Certificate  Guaranty Insurance Policy minus (a) the aggregate of all payments  previously made to the Certificate  Insurer pursuant to Sections  4.02(c)(iii) hereof as reimbursement  for such Insured  Payments,  plus (b) interest  thereon from the date such amounts  became due until paid in full, at a rate of interest equal to the rate set forth in the Insurance Agreement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage  loans  serviced or sold by the Master  Servicer and for the Master  Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the Master  Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells  Fargo  Bank,  N.A.,  or any  successor  custodian  appointed  pursuant  to a  Custodial
Agreement and reasonably acceptable to the Certificate Insurer.

         Cut-off Date:  February 1, 2006.

         Cut-off Date Balance:  $749,029,398.23.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Defaulting Party:  As defined in the Swap Agreement.

         Deficiency Amount:  As defined in the Certificate Guaranty Insurance Policy.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: “30 to 59 days” or “30 or more days”
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; “60 to 89 days” or “60 or more days”  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid  as of the close of  business  on August  31 would  then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the  close  of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The  Depository  shall at all times be a “clearing  corporation”  as defined in  Section 8-102(a)(5)  of the  Uniform  Commercial  Code of the  State  of New  York  and a  “clearing  agency”  registered  pursuant  to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Derivative  Contract:  Any ISDA Master  Agreement,  together with the related  Schedule and  Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.09.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.09.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a
Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.
         Disqualified   Organization:   Any   organization   defined  as  a   “disqualified   organization”   under
Section 860E(e)(5)  of the Code,  including,  if not  otherwise  included,  any of the  following:  (i) the  United
States,  any State or  political  subdivision  thereof,  any  possession  of the  United  States,  or any agency or instrumentality  of any of the  foregoing  (other  than an  instrumentality  which is a  corporation  if all of its activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by  such  governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any  agency  or instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than  certain  farmers’  cooperatives described  in  Section 521  of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone cooperatives described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization also includes any “electing large  partnership,” as defined in  Section 775(a)  of the Code and any other Person so designated by the Trustee  based upon an Opinion of Counsel  that the holding of an Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of  Certificates  (other than such  Person) to incur a liability  for any federal tax  imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate to such Person.  The terms “United
States,”  “State” and  “international  organization”  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of any  month  beginning  in March  2007 or,  if such  25th day is not a
Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated  March 9, 2007,  among the  Trustee,  on behalf of the
Trust Fund, U.S. Bank National Association, in its individual capacity as agent thereunder and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Eligible Account:  An account that is any of the following:  (i) maintained with a depository  institution the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account  or  accounts  in a  depository  institution  in which  such  accounts  are  fully  insured  to the  limits established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the
Trustee and each Rating Agency) the registered  Holders of  Certificates  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted
Investments)  securing  such  funds  that is  superior  to claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the Custodial  Account,  a trust account or accounts maintained in the corporate trust department of U.S. Bank National  Association,  or (iv)
in the case of the Certificate  Account,  a trust account or accounts  maintained in the corporate trust department of U.S. Bank National  Association,  or (v) an account or accounts of a depository  institution  acceptable to each
Rating  Agency (as  evidenced  in writing  by each  Rating  Agency  that use of any such  account as the  Custodial
Account or the  Certificate  Account  will not reduce the rating  assigned  to any  Class of  Certificates  by such
Rating Agency below the  then-current  rating assigned to such  Certificates  by such Rating Agency,  in each case, without regard to the Certificate Guaranty Insurance Policy).

         Eligible Master Servicing  Compensation:  With respect to any  Distribution  Date and each Loan Group, the lesser of  (a) one-twelfth  of 0.125% of the Stated  Principal  Balance of the related  Mortgage Loans  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with  respect to such
Distribution  Date,  in each case with  respect to the  related  Loan  Group;  provided  that for  purposes of this definition  the  amount of the  Servicing  Fee will not be reduced  pursuant  to  Section 7.02(a)  except as may be required pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With  respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date  over  (ii)  the sum of (a) the  Interest
Distribution  Amount  for that  Distribution  Date and (b) the lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A  Certificates  immediately  prior to such  Distribution  Date and (2) the  Principal  Remittance
Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A  Certificates  on such
Distribution Date, (B) the  Overcollateralization  Reduction Amount, if any, for that Distribution Date and (C) any
Net  Swap  Payments  received  by the  Supplemental  Interest  Trust  Trustee  under  the Swap  Agreement  for that
Distribution Date and deposited in the Supplemental Interest Trust Account pursuant to Section 4.10(c).

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization  Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for  purposes of the face of the  Certificates,  as follows:
with respect to the  Class A-I-1  Certificates,  the  Distribution  Date occurring in January 2033; with respect to the Class A-I-2  Certificates,  the Distribution  Date occurring in September 2034; with respect to the Class A-I-3
Certificates,  the  Distribution  Date occurring in October 2036; and with respect to the Class A-I-4  Certificates and  Class A-II  Certificates,  the  Distribution  Date  occurring in January  2037. No event of default under this
Agreement  will  arise or become  applicable  solely by reason of the  failure  to retire  the  entire  Certificate
Principal Balance of any Class of Class A Certificates on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Fixed Swap Payment:  With respect to each  Distribution  Date commencing with the Distribution Date in May
2007 and ending with the  Distribution  Date in November  2011,  an amount equal to the product of (x) a fixed rate equal to approximately  5.065% per annum, (y) the Swap Agreement  Notional Balance for that  Distribution  Date and
(z) a  fraction,  the  numerator  of which is 30, and the  denominator  of which is 360. As  described  in the Swap
Agreement, the fixed rate payer period end dates are not adjusted in accordance with the business day convention.

         Floating Swap Payment:  With respect to each  Distribution  Date commencing with the Distribution  Date in
May 2007 and ending  with the  distribution  date in  November  2011,  an amount  equal to the  product of (x) Swap
LIBOR, (y) the Swap Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator of which is equal to the number of days in the related  calculation  period as provided in the Swap  Agreement and the denominator  of which is 360. As described  in the Swap  Agreement,  the  floating  rate payer period end dates are adjusted in accordance with the business day convention.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage  Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all
amounts  reimbursable  therefrom pursuant to Section  3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with Section  3.14) plus  accrued and unpaid  interest at the  Mortgage  Rate on such unpaid  principal balance  from the Due  Date to which  interest  was  last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(f)(i).

         Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Group I Basis Risk Shortfall:  With respect to any Class of Class A-I  Certificates  and any  Distribution
Date, an amount equal to the excess of (x) Accrued  Certificate  Interest for that Class  calculated at a per annum rate (which shall not exceed 14.000% per annum) equal to LIBOR plus the related Margin for that  Distribution  Date over  (y)Accrued  Certificate  Interest  for that  Class if the  Pass-Through  Rate for that  Distribution  Date is calculated  using the Group I Net WAC Cap Rate for that  Distribution  Date;  plus any  unpaid  Group I Basis  Risk
Shortfall from prior  Distribution  Dates,  plus interest thereon to the extent  previously  unreimbursed by Excess
Cash Flow  calculated  at a per annum rate  (which  shall not  exceed  14.000%  per annum)  equal to LIBOR plus the related Margin for that Distribution Date.

         Group I Loans:  The Mortgage  Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
F-1.  The Group I Loans relate to the Class A-I Certificates and Class SB Certificates.

         Group I Net WAC Cap Rate:  With  respect  to any  Distribution  Date,  a per annum  rate  equal to (i) the product of (a) the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net Mortgage
Rates) on the Group I Loans using the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates) in effect for the Monthly  Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances  thereof for that  Distribution  Date and (b) a fraction equal to 30 divided by the actual  number of days in the  related  Interest  Accrual  Period,  minus (ii) the  product of (a) a fraction  expressed  as a  percentage  the  numerator  of which is the  amount  of any Net  Swap  Payments  or Swap
Termination  Payment  not due to a Swap  Counterparty  Trigger  Event  owed  to the  Swap  Counterparty  as of such
Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of the mortgage loans as of such  Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest  Accrual Period,  minus (iii) the product of (a) the premium  rate for the  Certificate  Guaranty  Insurance  Policy due to the  Certificate  Insurer,  (b) a
fraction  expressed as a percentage the numerator of which is the aggregate  Certificate  Principal  Balance of the
Class  A-I  Certificates  as of such  Distribution  Date  and the  denominator  of which  is the  aggregate  Stated
Principal  Balance  of the Group I Loans as of such  distribution  date (in each  case  prior to  distributions  of principal to be made for such  Distribution  Date) and (c) a fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Group I Principal  Distribution  Amount:  For any  Distribution  Date,  the  product of (x) the  Principal
Distribution  Amount for that  Distribution  Date and (y) a fraction,  the numerator of which is the portion of the
Principal  Allocation  Amount related to Loan Group I for that  Distribution  Date and the  denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

         Group I REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum  rate equal to the weighted average of the Net Mortgage Rates on the Group I Loans reduced by the Adjusted Strip Rate.

         Group  II  Basis  Risk  Shortfall:  With  respect  to  any  Class  of  Class  A-II  Certificates  and  any
Distribution Date, an amount equal to the excess of (x) Accrued  Certificate  Interest for that Class calculated at a per annum  rate  (which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the  related  Margin for that
Distribution  Date  over (y)  Accrued  Certificate  Interest  for  that  Class  if the  Pass-Through  Rate for such
Distribution  Date is calculated  using the Group II Net WAC Cap Rate for that  Distribution  Date; plus any unpaid
Group II Basis Risk  Shortfall  from prior  Distribution  Dates,  plus  interest  thereon to the extent  previously unreimbursed  by Excess Cash Flow  calculated at a per annum rate (which shall not exceed  14.000% per annum) equal to LIBOR plus the related Margin for that Distribution Date.

         Group II Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
F-2.  The Group II Loans relate to the Class A-II Certificates and Class SB Certificates.

         Group II Net WAC Cap Rate:  With  respect  to any  Distribution  Date,  a per annum  rate equal to (i) the product of (a) the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net Mortgage
Rates) on the Group II Loans using the Net Mortgage Rates (or, if applicable,  the Modified Net Mortgage  Rates) in effect for the Monthly  Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances  thereof for that  Distribution  Date and (b) a fraction equal to 30 divided by the actual  number of days in the  related  Interest  Accrual  Period,  minus (ii) the  product of (a) a fraction  expressed  as a  percentage  the  numerator  of which is the  amount  of any Net  Swap  Payments  or Swap
Termination  Payment  not due to a Swap  Counterparty  Trigger  Event  owed  to the  Swap  Counterparty  as of such
Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of the mortgage loans as of such  Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest  Accrual Period,  minus (iii) the product of (a) the premium  rate for the  Certificate  Guaranty  Insurance  Policy due to the  Certificate  Insurer,  (b) a
fraction  expressed as a percentage  the numerator of which is the amount of Certificate  Principal  Balance of the
Class  A-II  Certificates  as of such  Distribution  Date and the  denominator  of which  is the  aggregate  Stated
Principal  Balance  of the Group II Loans as of such  Distribution  Date (in each case  prior to  distributions  of principal to be made for such  Distribution  Date) and (c) a fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Group II Principal  Distribution  Amount:  For any  Distribution  Date,  the product of (x) the  Principal
Distribution  Amount for that  Distribution  Date and (y) a fraction,  the numerator of which is the portion of the
Principal  Allocation  Amount related to Loan Group II for that  Distribution  Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

         Group II REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum rate equal to the weighted average of the Net Mortgage Rates on the Group II Loans reduced by the Adjusted Strip Rate.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal Balance:  With respect to each Class of Certificates (other than the Class
R  Certificates),  the  Certificate  Principal  Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Account:  The account or accounts created and maintained  pursuant to Section 4.11, which shall be entitled “U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential Asset
Securities Corporation,  Home Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2007-EMX1,” and which must be an Eligible Account.

         Insurance  Agreement:  The  Insurance  and  Indemnity  Agreement,  dated as of March 12,  2007,  among the
Certificate Insurer, the Trustee, the Sponsor and Master Servicer and the Depositor.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Insured Payment:  As defined in the Certificate Guaranty Insurance Policy.

         Interest Accrual Period:  With respect to the Distribution  Date in March 2007, the period  commencing the
Closing  Date and  ending on the day  preceding  the  Distribution  Date in March  2007,  and with  respect  to any
Distribution  Date after the Distribution  Date in March 2007, the period  commencing on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest  Distribution  Amount:  For any  Distribution  Date,  the  amounts  payable  pursuant  to Section
4.02(c)(i).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR Certificates:  The Class A Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee’s  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan Group:  Loan Group I or Loan Group II, as applicable.

         Loan Group I: The Mortgage  Loans  designated  on the Mortgage Loan  Schedule  attached  hereto as Exhibit
F-1.

         Loan Group II: The Mortgage  Loans  designated on the Mortgage Loan  Schedule  attached  hereto as Exhibit
F-2.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin:  The Class A-I-1  Margin,  Class A-I-2  Margin,  Class A-I-3  Margin,  Class A-I-4 Margin or Class
A-II Margin, as applicable.

         Marker  Rate:  With respect to the Class SB  Certificates  or REMIC III Regular  Interest  SB-IO-I and any
Distribution  Date, in relation to REMIC II Regular  Interests LT1, LT2, LT3 and LT4, a per annum rate equal to two
(2) times the weighted  average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC II Regular  Interest
LT2 and REMIC II Regular  Interest LT3.  With respect to the Class SB  Certificates  or REMIC III Regular  Interest
SB-IO-II and any  Distribution  Date, in relation to REMIC II Regular  Interests LT5, LT6, LT7 and LT8, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC II
Regular Interest LT6 and REMIC II Regular Interest LT7.

         Master Servicer:  As defined in the preamble hereto.

         Maturity Date:  With respect to each Class of  Certificates  representing  ownership of Regular  Interests or  Uncertificated  Regular Interest issued by each of REMIC I, REMIC II and REMIC III the latest possible maturity date,  solely for purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate
Principal  Balance of each such Class of  Certificates  representing a regular  interest in the Trust Fund would be reduced to zero,  which is, for each such  regular  interest,  January 25,  2037,  which is the  Distribution  Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated
on the  Mortgage  Loan  Schedule  as the  “NOTE  CEILING,”  which  rate is the  maximum  interest  rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         Minimum  Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the Note Margin and (ii) the rate  indicated  on the  Mortgage  Loan  Schedule as the “NOTE  FLOOR,”
which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody’s:  Moody’s Investors Service, Inc., or its successors in interest.

         Mortgage:  With  respect  to  each  Mortgage  Note,  the  mortgage,  deed of  trust  or  other  comparable instrument  creating  a first or junior  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage Note.

         Mortgage  File: The mortgage  documents  listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee  pursuant to Section
2.01 as from  time to time  are  held or  deemed  to be  held  as a part of the  Trust  Fund,  the  Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund  including,  without  limitation,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit F-1 and Exhibit F-2
(as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

         (i)   the Mortgage Loan identifying number (“RFC LOAN #”);

         (ii)  [reserved];

         (iii) the maturity of the Mortgage Note (“MATURITY  DATE,” or “MATURITY DT”);

         (iv)  for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination (“ORIG RATE”);

         (v)   the Mortgage Rate as of the Cut-off Date (“CURR RATE”);

         (vi)  the Net Mortgage Rate as of the Cut-off Date (“CURR NET”);

         (vii) the scheduled  monthly payment of principal,  if any, and interest as of the Cut-off Date (“ORIGINAL
               P & I” or “CURRENT P & I”);

         (viii)the Cut-off Date Principal Balance (“PRINCIPAL BAL”);

         (ix)  the Loan-to-Value Ratio at origination (“LTV”);

         (x)   a code “T,” “BT” or “CT”  under the  column  “LN  FEATURE,”  indicating  that the  Mortgage  Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

         (xi)  a code “N” under  the  column  “OCCP  CODE,”  indicating  that the  Mortgage  Loan is  secured  by a non-owner  occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

         (xii) for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate (“NOTE CEILING”);

         (xiii)for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate (“NET CEILING”);

         (xiv) for the adjustable-rate Mortgage Loans, the Note Margin (“NOTE MARGIN”);

         (xv)  for the  adjustable-rate  Mortgage Loans, the first Adjustment Date after the Cut-off Date (“NXT INT
               CHG DT”);

         (xvi) for the adjustable-rate Mortgage Loans, the Periodic Cap (“PERIODIC DECR” or “PERIODIC INCR”);

         (xvii)[reserved]; and

         (xviii)  for the  adjustable-rate  Mortgage Loans, the rounding of the semi-annual or annual adjustment to the Mortgage Rate (“NOTE METHOD”).

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other  than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable-rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent,  which are indicated by a “U” on the Mortgage Loan Schedule,  except in the case of the  adjustable-rate  Mortgage Loans  indicated by an “X” on the
Mortgage Loan Schedule under the heading “NOTE  METHOD”),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the Swap Counterparty or the Supplemental  Interest Trust Trustee,  on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any Swap  Termination
Payment.

         Net WAC Cap Rate:  The Group I Net WAC Cap Rate or Group II Net WAC Cap Rate, as applicable.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master  Servicer or
Subservicer  had  previously  advanced,  and the  Master  Servicer  determines  that no other  source of payment or reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable
Advances.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by a  certificate  of a Servicing  Officer,  Responsible  Officer or Vice  President  or its  equivalent  or senior officer of the Master Servicer,  delivered to the Depositor,  the Trustee,  the Certificate  Insurer and the Master
Servicer  setting forth such  determination,  which shall include any other  information or reports obtained by the
Master Servicer such as property  operating  statements,  rent rolls,  property  inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding the above, the Trustee shall be entitled to rely upon any  determination  by the Master  Servicer that any Advance  previously made is a  Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the “NOTE MARGIN,” which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

         Notice:  A Notice of Nonpayment and Demand for Insured  Payment,  a form of which is attached as Exhibit A to the Certificate Guaranty Insurance Policy.

         Notional Amount:  With respect to the Class SB Certificates,  immediately prior to any Distribution  Date, the aggregate of the Uncertificated  Principal  Balances of the REMIC II Regular  Interests.  With respect to REMIC
III Regular  Interest  SB-IO-I,  immediately  prior to any Distribution  Date, the aggregate of the  Uncertificated
Principal  Balances  of REMIC II Regular  Interests  LT1,  LT2,  LT3 and LT4.  With  respect  to REMIC III  Regular
Interest  SB-IO-II,  immediately  prior to any  Distribution  Date, the aggregate of the  Uncertificated  Principal
Balances of REMIC II Regular Interests LT5, LT6, LT7 and LT8.

         Officers’  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer,  provided that any Opinion of Counsel (i)
referred to in the definition of  “Disqualified  Organization”  or (ii) relating to the  qualification of any REMIC hereunder as a REMIC or compliance with the REMIC Provisions must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO Disposition
and that was not  purchased,  deleted or  substituted  for prior to such Due Date pursuant to Section  2.02,  2.03,
2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a)the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over (b) the aggregate  Certificate  Principal Balance of the Class A Certificates
immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of 2.00% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described  in clauses (iv) and
(v) of the  definition of Principal  Distribution  Amount as of such  Distribution  Date) and (b) the excess of (1)
the Required  Overcollateralization  Amount for such  Distribution Date over (2) the  Overcollateralization  Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance Amount
on such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate:  With respect to each Class of Class A  Certificates  and any  Distribution  Date, the
least of (i) a per annum rate equal to LIBOR plus the related Margin for such  Distribution  Date, (ii) 14.000% per annum and (iii) the related Net WAC Cap Rate for such Distribution Date.

         With  respect  to the Class SB  Certificates  and any  Distribution  Date,  a per annum  rate equal to the percentage  equivalent  of a fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through (vi) below,  and the  denominator of which is the aggregate  principal  balance of the REMIC II
Regular  Interests.  For  purposes  of  calculating  the  Pass-Through  Rate  for the  Class SB  Certificates,  the
numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT1  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT1;

                  (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT2;

                  (iii)    the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT4;

                  (iv)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT5  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT5;

                  (v)      the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT6  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT6; and

                  (vi)     the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT8 minus twice the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT8.

         With respect to REMIC III Regular Interest  SB-IO-I and any  Distribution  Date, a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the  aggregate  principal  balance of REMIC II
Regular  Interests LT1, LT2, LT3 and LT4. For purposes of calculating the  Pass-Through  Rate for REMIC III Regular
Interest SB-IO-I, the numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT1  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT1;

                  (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT2; and

                  (iii)    the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT4;

         With respect to REMIC III Regular Interest  SB-IO-II and any Distribution  Date, a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the  aggregate  principal  balance of REMIC II
Regular  Interests LT5, LT6, LT7 and LT8. For purposes of calculating the  Pass-Through  Rate for REMIC III Regular
Interest SB-IO-II, the numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT5  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT5;

                  (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT6  minus the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT6; and

                  (iii)    the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT8 minus twice the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         II Regular Interest LT8.

         Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect  to any  Class A  Certificate,  the  undivided  percentage  ownership interest in the related Class evidenced by such  Certificate,  which percentage  ownership  interest shall be equal to the Initial  Certificate  Principal  Balance  thereof  divided by the aggregate  Initial  Certificate  Principal
Balance  of all of the  Certificates  of the  same  Class.  The  Percentage  Interest  with  respect  to a Class SB
Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the
                  United States;

         (ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided  that the  unsecured  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers’ acceptances
                  (which  shall  each  have an  original  maturity  of not more  than 90 days  and,  in the case of bankers’  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a remaining  maturity  of more than 30 days)  denominated  in  United  States  dollars  of any U.S.
                  depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;
                  provided that the debt  obligations of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating available;  and, provided further that, if the original  maturity of such short-term  obligations of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the  short-term  rating of such  institution  shall be A-1+ in the case of  Standard  & Poor’s if
                  Standard & Poor’s is a Rating Agency;

         (iv)     commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been rated by each  Rating  Agency in its  highest  short  term  rating available;  provided that such commercial paper and demand notes shall have a remaining  maturity of not more than 30 days;

         (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

         (vi)     other  obligations  or securities  that are  acceptable to each Rating Agency and the  Certficate
                  Insurer as a  Permitted  Investment  hereunder  and will not reduce  the rating  assigned  to any
                  Class of  Certificates  by such Rating Agency below the  then-current  rating  (without regard to the Certificate  Guaranty  Insurance Policy) assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor’s and Aaa in the case of Moody’s,  and for  purposes of this  Agreement,  any  references  herein to the highest  rating  available  on unsecured  commercial  paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor’s and P-1 in the case of
Moody’s;  provided,  however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor’s must satisfy the following additional  conditions:  (i) the total amount of debt from A-1 issuers must be  limited  to the  investment  of  monthly  principal  and  interest  payments  (assuming  fully  amortizing collateral);  (ii)  the  total  amount  of A-1  investments  must not  represent  more  than  20% of the  aggregate outstanding  Certificate  Principal Balance of the Certificates and each investment must not mature beyond 30 days;
(iii)the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (iv) if the  investments  may be  liquidated  prior to their  maturity or are being  relied on to meet a certain yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index. Any Permitted  Investment may be purchased by or through the Trustee or its
Affiliates.

         Permitted  Transferee:  Any  Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Posted  Collateral  Account:  The separate  account  created and maintained by the  Supplemental  Interest
Trust Trustee, on behalf of the Supplemental Interest Trust, pursuant to Section 4.12.

         Preference Amount:  As defined in the Certificate Guaranty Insurance Policy.

         Prepayment  Assumption:  With respect to the Class A  Certificates,  the prepayment  assumption to be used for  determining the accrual of original issue discount and premium and market  discount on such  Certificates  for federal  income  tax  purposes,  which (a) with  respect  to the  fixed-rate  Mortgage  Loans,  assumes a  constant prepayment rate of one-tenth of 23% per annum of the then outstanding  Stated  Principal  Balance of the fixed-rate
Mortgage Loans in the first month of the life of such Mortgage  Loans and an additional  one-tenth of 23% per annum in each month  thereafter  until the tenth month,  and  beginning  in the tenth month and in each month  thereafter during the life of the  fixed-rate  Mortgage  Loans, a constant  prepayment  rate of 23% per annum each month (“23%
HEP”) and (b) with respect to the  adjustable-rate  Mortgage  Loans  assumes a prepayment  assumption  of 2% of the constant prepayment rate in month one,  increasing by approximately  2.545% from month 2 until month 12, a constant prepayment  rate of 30% from  month 12 to month 22, a  constant  prepayment  rate of 50% from month 23 to month 27, and a constant  prepayment rate of 35% thereafter,  used for determining the accrual of original issue discount and premium and market discount on the Class A Certificates  for federal income tax purposes.  The constant  prepayment rate  assumes  that the stated  percentage  of the  outstanding  Stated  Principal  Balance of the  adjustable-rate
Mortgage Loans is prepaid over the course of a year.

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan  relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month’s interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month’s  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage Loan Schedule with the exception of code “A23,” “A34” or “A96” under the column “MI CO CODE.”

         Principal  Allocation  Amount:  With  respect  to any  Distribution  Date,  the sum of (a)  the  Principal
Remittance  Amount for that  Distribution  Date, as adjusted to reflect any Net Swap  Payments or Swap  Termination
Payments not due to a Swap  Counterparty  Trigger Event,  (b) any Realized  Losses  covered by amounts  included in clause (iv) of the  definition  of Principal  Distribution  Amount and (c) the  aggregate  amount of the  principal portion of Realized  Losses on the Mortgage Loans in the calendar month  preceding that  Distribution  Date, to the extent  covered by Excess Cash Flow  included in clause (v) of the  definition  of Principal  Distribution  Amount;
provided,  however,  that on any  Distribution  Date on which there is (i)  insufficient  Subsequent  Recoveries to cover all unpaid  Realized  Losses on the Mortgage Loans  described in clause (b) above, in determining the Group I
Principal  Distribution  Amount and the Group II  Principal  Distribution  Amount,  Subsequent  Recoveries  will be allocated to the Class A-I Certificates and Class A-II  Certificates,  pro rata, based on the principal  portion of unpaid Realized Losses from prior  Distribution  Dates on the Group I Loans and Group II Loans,  respectively,  and
(ii)  insufficient  Excess Cash Flow to cover all  Realized  Losses on the Mortgage  Loans  described in clause (c)
above, in determining the Group I Principal  Distribution  Amount and the Group II Principal  Distribution  Amount,
the Excess Cash Flow  remaining  after the  allocation  described  in clause (b) above or (i) of this  proviso,  as applicable,  will be allocated to the Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the principal  portion of Realized Losses incurred  during the calendar month preceding that  Distribution  Date on the
Group I Loans and Group II Loans, respectively.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) the sum of (A) the Available  Distribution  Amount and (B) with respect to clauses  (b)(v) and (vi) below,  the amounts received by the Supplemental  Interest Trust Trustee under the Swap Agreement for that  Distribution  Date, over (y) the Interest Distribution Amount, and (b) the sum of:

         (i)  the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due
              Period on each Outstanding Mortgage Loan;

         (ii) the Stated Principal  Balance of any Mortgage Loan repurchased  during the related  Prepayment Period
              (or deemed to have been so  repurchased  in  accordance  with  Section  3.07(b))  pursuant to Section
              2.02,  2.03,  2.04 or 4.07 and the amount of any  shortfall  deposited  in the  Custodial  Account in connection with the  substitution of a Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

         (iii)the principal  portion of all other unscheduled  collections,  other than Subsequent  Recoveries,  on the Mortgage Loans  (including,  without  limitation,  Principal  Prepayments in Full,  Curtailments,
              Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds)  received during the related Prepayment
              Period  (or  deemed to have been so  received)  to the  extent  applied  by the  Master  Servicer  as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

         (iv) the lesser of (1) Subsequent  Recoveries for such  Distribution Date and (2) the principal portion of any  Realized  Losses  allocated  to any  Class  of  Certificates  on a prior  Distribution  Date and remaining unpaid;

         (v)  the lesser of (1) the Excess Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) the principal  portion of any
              Realized  Losses  incurred (or deemed to have been  incurred)  on any Mortgage  Loans in the calendar month preceding such Distribution Date; and

         (vi) the lesser of (1) the Excess Cash Flow for that  Distribution  Date (to the extent not used  pursuant to  clauses  (iv)  and (v) of  this  definition  on such  Distribution  Date or  required  to pay any
              Cumulative  Insurance Payment on such Distribution Date pursuant to Section  4.02(c)(iv)  herein) and
              (2) the Overcollateralization Increase Amount for such Distribution Date;

minus

         (vii)(A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Program Guide:  The AlterNet  Seller Guide as incorporated  into the Residential  Funding Seller Guide for mortgage  collateral sellers that participate in Residential  Funding’s AlterNet Mortgage Program,  and Residential
Funding’s  Servicing  Guide and any other  subservicing  arrangements  which  Residential  Funding has  arranged to accommodate the servicing of the Mortgage Loans and in each case all supplements and amendments  thereto  published by Residential Funding.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased on any date pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest  at either  (a) the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a
Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee and the  Certificate  Insurer  Premium
Modified  Rate is  calculated,  or (b) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) plus the Certificate  Insurer Premium
Modified Rate, in each case on the Stated  Principal  Balance  thereof to the first day of the month  following the month of  purchase  from the Due  Date to which  interest  was last  paid by the  Mortgagor.  With  respect  to any
Mortgage  Loan (or REO  Property)  required to be or otherwise  purchased on any date  pursuant to Section 4.08, an amount equal to the greater of (i) the sum of (a) 100% of the Stated  Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances  of such  Mortgage  Loan (or REO  Property)  and (b) unpaid  accrued interest  at either  (1) the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (2) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a Modified
Mortgage  Loan), in each case on the Stated  Principal  Balance thereof to the first day of the month following the month of purchase  from the Due Date to which  interest  was last paid by the  Mortgagor,  and (ii) the fair market value of such Mortgage Loan (or REO Property).

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential  Funding or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers’
Certificate delivered to the Trustee, (i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii)  have a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan; (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04 hereof and Section 4 of the  Assignment  Agreement,  (other than the  representations  and warranties set forth therein with respect to the number of loans  (including  the related  percentage) in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be 30 days or more  Delinquent;  (vii) not be subject to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii) have a policy of title  insurance,  in the form and amount that is in material  compliance  with the Program  Guide,  that was  effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgage  Property is located in the State of Iowa where an attorney’s  certificate  has been provided as described in the Program Guide;
(ix) if the  Deleted  Loan is not a Balloon  Loan,  not be a Balloon  Loan;  (x) with  respect to  adjustable  rate
Mortgage  Loans,  have a Mortgage  Rate that adjusts with the same  frequency and based upon the same Index as that of the Deleted  Mortgage Loan;  (xi) with respect to adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage  Loan;  (xii) with respect to adjustable  rate Mortgage  Loans,  have a Periodic
Rate Cap that is equal to that of the Deleted  Mortgage  Loan;  (xiii)  with  respect to  adjustable-rate  Mortgage
Loans,  have a next  Adjustment  Date no later than that of the Deleted  Mortgage  Loan,  and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

         Rating  Agency:  Each of  Standard & Poor’s and  Moody’s.  If any  agency or a  successor  is no longer in existence,  “Rating Agency” shall be such statistical credit rating agency, or other comparable Person,  designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO  Property) as to which a Cash  Liquidation  or
REO  Disposition  has  occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the
Mortgage  Loan (or REO Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest (and
REO Imputed  Interest,  if any) at the Net Mortgage Rate plus the Certificate  Insurer  Premium  Modified Rate from the Due Date as to which interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)  occurred on the Stated Principal  Balance of such Mortgage Loan
(or REO Property)  outstanding during each Due Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any, received during the month in which such Cash Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate plus the  Certificate  Insurer  Premium  Modified
Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable to the Master Servicer or any
Subservicer  with  respect  to  related  Advances,  Servicing  Advances  or other  expenses  as to which the Master
Servicer or Subservicer is entitled to  reimbursement  thereunder  but which have not been  previously  reimbursed.
With respect to each  Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly
Payment  that  was or would  have  been due in the  month  immediately  following  the  month in which a  Principal
Prepayment  or the  Purchase  Price of such  Mortgage  Loan is  received or is deemed to have been  received.  With respect to each Mortgage Loan which has become the subject of a Deficient  Valuation,  the  difference  between the principal  balance  of the  Mortgage  Loan  outstanding  immediately  prior  to such  Deficient  Valuation  and the principal  balance of the Mortgage Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan which  has  become  the  object  of  a  Debt  Service  Reduction,  the  amount  of  such  Debt  Service  Reduction.
Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either (A) the related  Mortgage  Loan is not in default  with regard to payments due  thereunder or (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Realized  Losses in respect of Group I Loans  allocated  to the Class SB  Certificates  shall be allocated first to REMIC III Regular  Interest  SB-IO-I in reduction of the accrued but unpaid  interest  thereon  until such accrued  and unpaid  interest  shall have been  reduced to zero and then to REMIC III Regular  Interest  SB-PO-I in reduction of the Principal  Balance  thereof.  Realized  Losses in respect of Group II Loans allocated to the Class
SB  Certificates  shall be allocated first to REMIC III Regular  Interest  SB-IO-II in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and then to REMIC
III Regular Interest SB-PO-II in reduction of the Principal Balance thereof.

         To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect  to each  Distribution  Date and the LIBOR  Certificates,  the  Business  Day
immediately  preceding such Distribution  Date. With respect to each Distribution Date and the Certificates  (other than the LIBOR  Certificates),  the close of  business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section1.02.

         Regular Certificates:  The Class A Certificates and Class SB Certificates.

         Regular Interest:  Any one of the regular interests in the REMICs.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC:  A “real estate  mortgage  investment  conduit”  within the meaning of Section 860D of the Code. As used herein, the term “REMIC” shall mean REMIC I, REMIC II or REMIC III.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement

         REMIC I: The  segregated  pool of assets  subject  hereto  (exclusive of the  Supplemental  Interest Trust
Account,  the Swap  Agreement  and the SB-A Swap  Agreement),  constituting  a portion of the primary trust created hereby  and to be  administered  hereunder,  with  respect  to  which a  separate  REMIC  election  is to be  made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off
         Date  (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the
         Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
         Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be distributed  to REMIC II in respect of the REMIC I Regular  Interests and to the Class R  Certificateholders  in
respect of Component I thereof in the following amounts and priority:

         (a)      to each of the REMIC I Regular  Interests,  pro rata,  in an amount  equal to (A)  Uncertificated
Accrued  Interest for such REMIC I Regular  Interest for such  Distribution  Date,  plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

         (b)       to the extent of amounts  remaining after the  distributions  made pursuant to clause (a) above, payments of principal shall be allocated as follows:

                  (i)      first,  to REMIC I  Regular  Interests  I and II, an amount  equal to  1/10,000  of such principal  payments  for the  Group I Loans  and the  Group II  Loans,  respectively;  provided  that the
          Uncertificated Principal Balances of REMIC I Regular Interests I and II shall not be reduced below zero;

                  (ii)      second,  any  remainder  to REMIC I  Regular  Interest  A-I  until  the  Uncertificated
          Principal Balance of such REMIC I Regular Interest is reduced to zero;

                  (iii)    third,  any remainder,  in the case of  Distribution  Dates  occurring in March 2007 and
          April 2007, to REMIC I Regular  Interests I-1-A and I-1-B,  in the case of  Distribution  Dates occurring in May 2007 through  September 2009,  sequentially  to REMIC I Regular  Interests I-1-A and I-1-B through the REMIC I Regular Interests with numerical  designations  equal to the number of such Distribution Date less  two,  in the  case  of  Distribution  Dates  occurring  in  October  2009  through  December  2010, sequentially to REMIC I Regular  Interests I-1-A and I-1-B through REMIC I Regular  Interests  I-29-A and
          I-29-B,  and in the case of any  Distribution  Date occurring in or after January 2011,  sequentially  to
          REMIC I  Regular  Interests  I-1-A and  I-1-B  through  the  REMIC I  Regular  Interests  with  numerical designations  equal to the number of such  Distribution  Date less  seventeen,  starting  with the lowest numerical  designation until the  Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero,  provided  that, for REMIC I Regular  Interests with the same numerical  designation, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests;

                  (iv)     fourth, any remainder to the REMIC I Regular Interests  remaining  outstanding after the foregoing  distributions  (other  than  REMIC I Regular  Interests  I and II),  starting  with the lowest numerical  designation until the  Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero,  provided  that, for REMIC I Regular  Interests with the same numerical  designation, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests;

                  (v)      fifth,  any  remainder  to REMIC I Regular  Interests  I and II, pro rata  according  to their respective  Uncertificated  Principal Balances as reduced by the distributions deemed made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

         (c)      to the extent of amounts remaining after the  distributions  made pursuant to clauses (a) and (b)
above, to the Class R Certificates in respect of Component I thereof, such remaining amount.

         REMIC I  Realized  Losses:  Realized  Losses  on the  Mortgage  Loans  shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage  Loans shall be allocated among the REMIC I Regular Interests,  pro rata,  according to the amount of interest accrued but unpaid thereon, in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized  Losses not  attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  An amount equal to 1/10,000 of the principal  portion  of  Realized  Losses on Group I Loans  and Group II Loans  shall be  allocated  first,  on each
Distribution  Date,  to  REMIC I  Regular  Interests  I and II,  respectively,  provided  that  the  Uncertificated
Principal  Balances  of  REMIC I  Regular  Interests  I and II shall  not be  reduced  below  zero.  Any  remaining principal  portion of Realized Losses on the Mortgage Loans shall be allocated  first, on each  Distribution  Date, to REMIC I Regular  Interest A-I until the  Uncertificated  Principal  Balance of such REMIC I Regular Interest has been reduced to zero, and thereafter to REMIC I Regular  Interest  I-1-A through REMIC I Regular  Interest  I-40-B, starting  with the  lowest  numerical  denomination  until the  Uncertificated  Principal  Balance  of such REMIC I
Regular  Interest has been reduced to zero,  provided that,  for REMIC I Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I Regular Interest:  Any of the separate non certificated  beneficial ownership interests in REMIC I issued  hereunder and  designated as a “regular  interest” in REMIC I. Each REMIC I Regular  Interest  shall accrue interest  at the  related  Uncertificated  REMIC I Pass  Through  Rate in effect  from  time to time,  and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Available  Distribution  Amount:  For any Distribution  Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount:  For any  Distribution  Date, the REMIC II Available  Distribution  Amount
shall  be  distributed  to  REMIC  III  in  respect  of  the  REMIC  II  Regular  Interests  and  to  the  Class  R
Certificateholders in respect of Component II thereof in the following amounts and priority:

         (a)      to REMIC  III as the  holder  of REMIC II  Regular  Interest  LT-IO,  in an  amount  equal to (i)
Uncertificated  Accrued  Interest for such Regular  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

         (b)      to the  extent of the  portion  of the REMIC II  Available  Distribution  Amount  related to Loan
Group I remaining  after the  distributions  made pursuant to clause (a) above, to REMIC III as the holder of REMIC
II Regular Interests LT1, LT2, LT3 and LT4, allocated as follows:

                  (i)      to REMIC II Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to
(A) their  Uncertificated  Accrued  Interest for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (ii)     to  REMIC  II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  in an  amount  equal to the remainder of such portion of the REMIC II Available  Distribution  Amount  related to Loan Group I remaining  after the distributions made pursuant to clauses (a) and (b)(i) above, allocated as follows:
                           (A)      in respect of REMIC II Regular  Interests  LT2, LT3 and LT4,  their  respective
Principal Distribution Amounts;;

                           (B)      in  respect  of  REMIC  II  Regular   Interest  LT1  any  remainder  until  the
Uncertificated Principal Balance thereof is reduced to zero;

                           (C)      any  remainder in respect of REMIC II Regular  Interests  LT2, LT3 and LT4, pro
rata according to their respective  Uncertificated  Principal Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero;

         (c)      to the  extent of the  portion  of the REMIC II  Available  Distribution  Amount  related to Loan
Group II remaining after the  distributions  made pursuant to clause (a) above, to REMIC III as the holder of REMIC
II Regular Interests LT5, LT6, LT7 and  LT8, allocated as follows:

                  (i)      to REMIC II Regular  Interests  LT5,  LT6, LT7 and LT8, pro rata,  in an amount equal to
(A) their  Uncertificated  Accrued  Interest for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (ii)     to  REMIC  II  Regular  Interests  LT5,  LT6,  LT7 and LT8,  in an  amount  equal to the remainder of such portion of the REMIC II Available  Distribution  Amount related to Loan Group II remaining  after the distributions made pursuant to clauses (a) and (c)(i) above, allocated as follows:

                           (A)      in respect of REMIC II Regular  Interests  LT6, LT7 and LT8,  their  respective
Principal Distribution Amounts;

                           (B)      in  respect  of  REMIC  II  Regular   Interest  LT5  any  remainder  until  the
Uncertificated Principal Balance thereof is reduced to zero;

                           (C)      any  remainder in respect of REMIC II Regular  Interests  LT6, LT7 and LT8, pro
rata according to their respective  Uncertificated  Principal Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

         (d)      to the extent of amounts remaining after the  distributions  made pursuant to clauses (a) through
(c) above:

                  (i)      first,  to each of the REMIC II Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such REMIC II Regular Interest, the aggregate  amount of any  distributions  to the  Certificates as  reimbursement of such Realized Losses on such
Distribution  Date pursuant to clause (ix) in Section  4.02(c);  provided,  however,  that any amounts  distributed pursuant  to this  paragraph  (d)(i)  of this  definition  of  “REMIC  II  Distribution  Amount”  shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC II Regular Interests; and

                  (ii)     second,  to the Class R Certificates  in respect of Component II thereof,  any remaining amount.

         REMIC  II  Principal   Reduction   Amounts:   For  any  Distribution   Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC II Regular  Interests  LT1,  LT2,  LT3,  LT4,  LT5, LT6, LT7, and LT8,
respectively,  will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  Uncertificated  Principal Balance of REMIC II Regular  Interests LT1 after  distributions on the prior Distribution Date.

         Y2 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT2 after  distributions on the prior Distribution Date.

         Y3 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT3 after  distributions on the prior Distribution Date.

         Y4 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

         ΔY1 =    the REMIC II Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests LT1, LT2, LT3 and
LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests LT1, LT2, LT3 and
LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the  aggregate  of the REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4  Principal
Reduction Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the
principal   distributions  to  be  made  on,  the  Group  I  Certificates  on  such  Distribution  Date  (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =     the Group I REMIC II Net WAC Cap Rate (stated as a monthly  rate) after giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the Group I REMIC II Net WAC Cap Rate (stated as a monthly  rate) after giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         α =      (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         γ0 =     the lesser of (A) the sum of (1) for all  Classes of  Class A-I  Certificates  of the product for each Class of (i) the monthly  interest rate (as limited by the Group I Net WAC Cap Rate, if  applicable)  for such
Class applicable  for  distributions  to be made on such  Distribution  Date  and (ii)  the  aggregate  Certificate
Principal  Balance  for  such  Class after  distributions  and the  allocation  of  Realized  Losses  on the  prior
Distribution  Date, and (2) the amount,  if any, by which the sum of the amounts in clauses (A)(1),  (2) and (3) of the definition of Γ0 exceeds S0*Q0 and (B) R0*P0.

         γ1  =    the lesser of (A) the sum of (1) for all  Classes of Class A-I  Certificates  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group I Net WAC Cap Rate, if  applicable)  for such
Class  applicable for  distributions  to be made on the next  succeeding  Distribution  Date and (ii) the aggregate
Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses to be made on such Distribution  Date, and (2) the amount, if any, by which the sum of the amounts in clauses (A)(1),  (2) and
(3) of the definition of Γ1 exceeds S1*Q1 and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y5 =     the  Uncertificated  Principal Balance of REMIC II Regular  Interests LT5 after  distributions on the prior Distribution Date.

         Y6 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT6 after  distributions on the prior Distribution Date.

         Y7 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT7 after  distributions on the prior Distribution Date.

         Y8 =     the  Uncertificated  Principal  Balance of REMIC II Regular  Interest LT8 after  distributions on the prior Distribution Date (note:  Y7 = Y8).

         ΔY5 =    the REMIC II Regular Interest LT5 Principal Reduction Amount.

         ΔY6 =    the REMIC II Regular Interest LT6 Principal Reduction Amount.

         ΔY7 =    the REMIC II Regular Interest LT7 Principal Reduction Amount.

         ΔY8 =    the REMIC II Regular Interest LT8 Principal Reduction Amount.

         Q0 =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests LT5, LT6, LT7 and
LT8 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         Q1 =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests LT5, LT6, LT7 and
LT8 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔQ =     Q0 - Q1 = the  aggregate  of the REMIC II  Regular  Interests  LT5,  LT6,  LT7 and LT8  Principal
Reduction Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to  be  made  on,  the  Group  II  Certificates  on  such  Distribution  Date  (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         S0 =     the  Group II REMIC II Net WAC Cap Rate  (stated  as a  monthly  rate)  after  giving  effect  to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         S1 =     the  Group II REMIC II Net WAC Cap Rate  (stated  as a  monthly  rate)  after  giving  effect  to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         β =      (Y6 + Y7)/Q0.  The  initial  value of β on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         Γ0 =     the lesser of (A) the sum of (1) for all  Classes of Class A-II  Certificates  of the product for each Class of (i) the monthly  interest rate (as limited by the Group II Net WAC Cap Rate, if applicable)  for such
Class  applicable  for  distributions  to be made on such  Distribution  Date and (ii)  the  aggregate  Certificate
Principal  Balance  for such  Class  after  distributions  and the  allocation  of  Realized  Losses  on the  prior
Distribution  Date and (2) the amount,  if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the definition of γ0 exceeds R0*P0 and (B) S0*Q0.

         Γ1  =    the lesser of (A) the sum of (1) for all  Classes of Class A-II  Certificates  of the product for each Class of (i) the monthly  interest rate (as limited by the Group II Net WAC Cap Rate, if applicable)  for such
Class  applicable for  distributions  to be made on the next  succeeding  Distribution  Date and (ii)the  aggregate
Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses to be made on such Distribution  Date and (2) the amount,  if any, by which the sum of the amounts in clauses (A)(1),  (2) and
(3) of the definition of γ1 exceeds R1*P1 and (B) S1*Q1.

         Then, based on the foregoing definitions:

         ΔY5 =    ΔQ - ΔY6 - ΔY7 - ΔY8;

         ΔY6 =    (β/2){(Γ0S1 - Γ1S0)/S0S1};

         ΔY7 =    βΔQ - ΔY6; and

         ΔY8 =    ΔY7.

         if both ΔY6 and ΔY7, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY6, as so determined, is negative, then

         ΔY6 = 0;

         ΔY7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

         ΔY8 = ΔY7; and

         ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

         (2)      If ΔY7, as so determined, is negative, then

         ΔY7 = 0;

         ΔY6 = β{Γ0S1Q1 - Γ1S0Q0}/{2S1S0Q1 -  Γ1S0};

         ΔY8 = ΔY7; and

         ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

         REMIC II Realized  Losses:  Realized  Losses on Group I Loans and Group II Loans shall be allocated to the
REMIC II Regular  Interests  as follows:  (1) The  interest  portion of Realized  Losses on Group I Loans,  if any, shall be allocated among REMIC II Regular  Interests LT1, LT2 and LT4, pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof,  and thereafter to REMIC II Regular Interest LT-IO in reduction thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans,  if any,  shall be  allocated  among
REMIC II Regular  Interests  LT5,  LT6 and LT8, pro rata,  according  to the amount of interest  accrued but unpaid thereon,  in reduction  thereof,  and  thereafter  to REMIC II Regular  Interest  LT-IO in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence shall be treated as a principal  portion of Realized Losses not attributable to any specific  Mortgage Loan in such
Loan Group and  allocated  pursuant to the  succeeding  sentences.  The principal  portion of Realized  Losses with respect to Loan Group I and Loan Group II shall be  allocated  to the REMIC II Regular  Interests  as follows:  (1)
The  principal  portion  of  Realized  Losses  on Group I Loans  shall be  allocated,  first,  to REMIC II  Regular
Interests  LT2, LT3 and LT4 pro-rata  according to their  respective  REMIC II Principal  Reduction  Amounts to the extent  thereof in  reduction  of the  Uncertificated  Principal  Balance of such REMIC II Regular  Interests  and, third,  the  remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to REMIC II
Regular Interest LT1 in reduction of the  Uncertificated  Principal Balance thereof;  and (2) the principal portion of Realized  Losses on Group II Loans shall be allocated,  first,  to REMIC II Regular  Interests  LT6, LT7 and LT8 pro-rata  according to their respective REMIC II Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC II Regular  Interests and, third,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to REMIC II Regular  Interest LT5 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II Regular  Interests:  Any of the  separate  non  certificated  beneficial  ownership  interests in
REMIC II issued  hereunder  and  designated  as a “regular  interest”  in REMIC II. Each REMIC II Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC II Pass Through Rate in effect from time to time,  and shall be entitled to  distributions  of  principal,  subject to the terms and  conditions  hereof,  in an aggregate amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement  hereto.
The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT1 on such Distribution Date.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT2 on such Distribution Date.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT3 on such Distribution Date.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT4 on such Distribution Date.

         REMIC II Regular Interest LT5 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT5 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT5 on such Distribution Date.

         REMIC II Regular Interest LT6 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT6 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT6 on such Distribution Date.

         REMIC II Regular Interest LT7 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT7 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT7 on such Distribution Date.

         REMIC II Regular Interest LT8 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT8 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest LT8 on such Distribution Date.

         REMIC III: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III Available  Distribution  Amount:  For any Distribution  Date, the amount  distributed from REMIC
II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III Distribution  Amount:  For any Distribution  Date, the REMIC III Available  Distribution  Amount
shall be deemed  distributed to Class A and Class SB  Certificates  in respect of the portion of such  Certificates representing  ownership of REMIC III Regular  Interests  and the Class R  Certificates  in respect of Component III thereof in the following amounts and priority:

         (i)      to the Class SB  Certificateholders  in  respect  of REMIC III  Regular  Interest  IO, the amount distributable  with respect to such REMIC III Regular  Interest as described in the  Preliminary  Statement,  being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i)
but  remaining  unpaid  from any  prior  Distribution  Date,  being  paid  from and in  reduction  of the REMIC III
Available Distribution Amount for such Distribution Date;

         (iii)    the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC III Regular  Interest  related to the applicable  Certificates  in each case to the extent of the remaining Principal Distribution Amount:

                  (A)      first, the Class  A-I-Principal  Distribution  Amount shall be distributed  sequentially to the Class A-I-1  Certificateholders,  Class A-I-2  Certificateholders,  Class A-I-3 Certificateholders and Class
A-I-4  Certificateholders,  in that order, in each case until the Certificate  Principal Balance thereof is reduced to zero;

                  (B)      second,  to the Class A-II  Certificateholders,  in that order, the Class A-II Principal
Distribution Amount, in each case until the Certificate Principal Balance thereof has been reduced to zero;

         (iv)     to the Class A  Certificateholders,  the amount of any Prepayment Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment Interest  Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date

         (v)      to the Class A  Certificateholders,  the amount of any Prepayment Interest Shortfalls  previously allocated  thereto  remaining  unpaid from prior  Distribution  Dates together with interest thereon at the related
Pass-Through  Rate,  on a pro rata  basis  based on unpaid  Prepayment  Interest  Shortfalls  previously  allocated thereto;

         (vi)     to the  Class  SB  Certificates,  (A)  from  the  amount,  if any,  of the  REMIC  III  Available
Distribution  Amount  remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest
thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution Date and (III) for any  Distribution  Date after the  Certificate  Principal  Balance of each Class of Class A  Certificates  has been reduced to zero, the  Overcollateralization  Amount and (B) from  prepayment  charges on deposit in the Certificate
Account, any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

         (vii)    to the Class R  Certificateholders  in respect of Component III thereof,  the balance, if any, of the REMIC III Available Distribution Amount.

         REMIC III  Regular  Interest  SB-PO-I:  A  separate  beneficial  ownership  interest  in REMIC III  issued hereunder and  designated  as a Regular  Interest in REMIC III, the ownership of which is evidenced by the Class SB
Certificates.  REMIC III Regular Interest  SB-PO-I shall have no entitlement to interest,  and shall be entitled to distributions of principal  subject to the terms and conditions  hereof, in aggregate amount equal to the aggregate initial  Stated  Principal  Balance  of the  Group I Loans  as of the  Cut-off  Date  less  the  aggregate  initial
Certificate Principal Balance of the Class A-1 Certificates.

         REMIC III Regular Interest SB-PO-II:  A separate beneficial ownership interest in REMIC III issued hereunder and designated as a Regular Interest in REMIC III, the ownership of which is evidenced by the Class SB
Certificates.  REMIC III Regular Interest SB-PO-II shall have no entitlement to interest, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the aggregate initial Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date less the initial
Certificate Principal Balance of the Class A-II Certificates.

         REMIC III  Regular  Interest  SB-IO-I:  A  separate  beneficial  ownership  interest  in REMIC III  issued hereunder and  designated  as a Regular  Interest in REMIC III, the ownership of which is evidenced by the Class SB
Certificates.  REMIC III Regular  Interest  SB-IO-I shall have no entitlement  to principal,  and shall be entitled to  distributions  of  interest  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the interest  distributable  with respect to the Class SB  Certificates  less the amount of interest  distributable  on
REMIC III Regular Interest SB-IO-II pursuant to the terms and conditions hereof.

         REMIC III  Regular  Interest  SB-IO-II:  A  separate  beneficial  ownership  interest  in REMIC III issued hereunder and  designated  as a Regular  Interest in REMIC III, the ownership of which is evidenced by the Class SB
Certificates.  REMIC III Regular  Interest  SB-IO-II shall have no entitlement to principal,  and shall be entitled to  distributions  of  interest  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the interest  distributable  with respect to the Class SB  Certificates  less the amount of interest  distributable  on
REMIC III Regular Interest SB-IO-I pursuant to the terms and conditions hereof.

         REMIC III Regular  Interest IO: A separate  beneficial  ownership  interest in REMIC III issued  hereunder and  designated  as a  Regular  Interest  in  REMIC  III,  the  ownership  of which is  evidenced  by the  Class SB
Certificates.  REMIC III  Regular  Interest IO shall have no  entitlement  to  principal,  and shall be entitled to distributions  of interest  subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to REMIC II Regular Interest LT-IO.

         REMIC III Regular Interests:  REMIC III Regular Interests  SB-IO-I,  SB-PO-I,  SB-IO-II,  SB-PO-II and IO,
together with the Class A Certificates,  exclusive of their respective  rights to receive the payment of Basis Risk
Shortfalls and other amounts pursuant to the SB-A Swap Agreement.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A  through  860G of  Subchapter  M of  Chapter1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and other  payments  and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

         REO  Imputed  Interest:  With  respect  to any REO  Property,  for any  period,  an amount  equivalent  to interest (at a rate equal to the sum of the Net Mortgage Rate and the  Certificate  Insurer  Premium  Modified Rate
that would have been  applicable to the related  Mortgage  Loan had it been  outstanding)  on the unpaid  principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds  from the rental of the  related  Mortgaged  Property)  which  proceeds  are  required  to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit of the  Certificateholders  and the Certificate  Insurer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any  Mortgage  Loan that (a) has been  subject to an interest  rate reduction,  (b) has  been  subject  to a term  extension  or (c) has  had  amounts  owing  on  such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage  Loan modified in accordance  with (a) above for a temporary  period shall not be a Reportable  Modified
Mortgage Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for  Release:  A request  for  release,  the form of which is attached as Exhibit G hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution Date, (a) prior to the Stepdown
Date, an amount equal to 7.50% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date,  (b) on or after the Stepdown  Date if a Trigger  Event is not in effect,  the greater of (i) an amount equal to 15.00% of the  aggregate  outstanding  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor  and (c) on or after the
Stepdown Date if a Trigger Event is in effect,  an amount equal to the Required  Overcollateralization  Amount from the immediately  preceding  Distribution  Date. The Required  Overcollateralization  Amount may be reduced with the prior  written  consent of the  Certificate  Insurer so long as written  confirmation  is obtained from each Rating
Agency that the reduction will not reduce the rating  assigned to any Class of  Certificates  by that Rating Agency below the lower of the then  current  rating  assigned to those  Certificates  by that rating  agency or the rating assigned to those  Certificates as of the Closing Date by that Rating Agency,  in each case,  without regard to the
Certificate Guaranty Insurance Policy.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability  company,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee,  in each case with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         SB-A Swap Agreement:  The swap between the Class SB  Certificateholder  and the Class A Certificateholders
evidenced by the confirmation attached hereto as Exhibit Q and incorporated herein by reference.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect  to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller’s Agreement applicable to such Mortgage Loan.

         Seller’s  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior  Percentage:  With respect to each Loan Group and any  Distribution  Date, the percentage  equal to the lesser of (x) the  aggregate  Certificate  Principal  Balance of the related Class A  Certificates  immediately prior to that  Distribution  Date divided by the aggregate Stated  Principal  Balance of the Mortgage Loans in that
Loan Group immediately prior to that Distribution Date and (y) 100%.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary “out of pocket” costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration and protection of a

         Mortgaged  Property or, with respect to a cooperative loan, the related  cooperative  apartment,  (ii) any enforcement or judicial  proceedings,  including  foreclosures,  including any expenses incurred in relation to any such  proceedings  that result from the Mortgage Loan being  registered on the MERS® System,  (iii) the  management and liquidation of any REO Property,  (iv) any mitigation  procedures  implemented in accordance with Section 3.07, and  (v)compliance  with the obligations  under Sections 3.01,  3.08,  3.11,  3.12(a) and 3.14,  including,  if the
Master  Servicer or any  Affiliate of the Master  Servicer  provides  services  such as  appraisals  and  brokerage services that are customarily provided by Persons other than servicers of mortgage loans,  reasonable  compensation for such services.

         Servicing  Criteria:  The “servicing  criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master Servicer in respect of master servicing  compensation  that accrues at an annual rate equal to the Servicing
Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the Mortgage
Loan  Schedule as the “MSTR SERV FEE,” as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee by the Master  Servicer on the Closing  Date,  as such list may from time to time be amended.

         Servicing  Trigger:  As of any Distribution  Date, for purposes of Section 7.05 hereof,  the occurrence of any of the following scenarios:

         (a)      the Sixty-Plus Delinquency Percentage is greater than 30% for the current Distribution Date; or

         (b)      on or after the  Distribution  Date in September 2009, the aggregate amount of Realized Losses on the Mortgage Loans as a percentage of the Cut-Off Date Balance exceeds the applicable amount set forth below:

         September 2009 to February 2010:            2.25% with respect to September  2009, plus an additional
                                                     1/6th of 1.25% for each month thereafter.

         March 2010 to February 2011:                3.50% with  respect  to March  2010,  plus an  additional
                                                     1/12th of 2.00% for each month thereafter.

         March 2011 to February 2012:                5.50% with  respect  to March  2011,  plus an  additional
                                                     1/12th of 1.25% for each month thereafter.

         March 2012 to February 2013:                6.75% with  respect  to March  2012,  plus an  additional
                                                     1/12th of 0.75% for each month thereafter.

         March 2013 and thereafter:                  7.50%.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the
arithmetic  average,  for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in bankruptcy that are 60 or more days  delinquent,  in foreclosure and REO Mortgage Loans,  over (y) the aggregate
Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor’s:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of determination,  (i) the sum of (a) the Cut-off Date  Principal  Balance of the Mortgage  Loan and (b)any  amount by which the Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the principal  portion of the Monthly  Payments due with respect to such Mortgage Loan or
REO  Property  during each Due Period  ending with the Due Period  relating  to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all Principal  Prepayments  with respect to such Mortgage  Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent  applied by the Master  Servicer as recoveries of principal in accordance  with Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous
Distribution  Date,  and (c)  any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  The  later to occur of (x) the  Distribution  Date in  September  2009 and (y) the  first
Distribution  Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans as of the end of the
related Due Period is equal to less than one-half of the aggregate Stated  Principal  Balance of the Mortgage Loans as of the Cut-off Date.

         Subordinate  Component:  With respect to each Loan Group and any  Distribution  Date, the positive excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage  Loans in that Loan Group,  over the aggregate
Certificate  Principal  Balance  of the  related  Class A  Certificates,  in each  case  immediately  prior to that
Distribution Date.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to Section  3.10) or surplus  amounts  held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller’s  Agreement  and assigned to the
Trustee  pursuant  to  Section  2.04)  specifically  related  to a  Mortgage  Loan that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

         Subsequent  Recovery  Allocation  Amount:  With  respect to a Loan Group,  that  portion of the  Principal
Allocation  Amount in  respect of that Loan Group  attributable  to the  amounts  described  in clause  (iv) of the definition of Principal Distribution Amount.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of subservicing and other compensation  that accrues with respect to each  Distribution Date at an annual rate designated as “SUBSERV FEE” on the Mortgage Loan Schedule.

         Supplemental  Interest Trust: The separate trust created and maintain by the  Supplemental  Interest Trust
Trustee pursuant to Section  4.10(a).  The primary  activities of the Supplemental  Interest Trust created pursuant to this Agreement shall be:

                  (i)      holding the Swap Agreement and the SB-A Swap Agreement;

                  (ii)     receiving collections or making payments with respect to the Swap Agreement and the SB-A Swap Agreement; and

                  (iii)    engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Supplemental
Interest Trust as a qualified special purpose entity under existing accounting literature.

         Supplemental   Interest  Trust  Account:  The  separate  trust  account  created  and  maintained  by  the
Supplemental Interest Trust Trustee pursuant to Section 4.10(a).

         Supplemental Interest Trust Trustee:  As defined in the preamble hereto.

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the  Supplemental
Interest Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  which  agreement  provides for Net Swap
Payments and Swap  Termination  Payments to be paid,  as provided  therein,  together  with any  schedules,  credit support annexes,  confirmations or other agreements  relating thereto, or any replacement,  substitute,  collateral or other arrangement in lieu thereof, attached hereto as Exhibit O.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive payments from the  Supplemental  Interest  Trust Trustee from amounts  payable by the  Supplemental  Interest Trust under this  Agreement or (b) required to make payments to the  Supplemental  Interest  Trust Trustee for payment to the Supplemental  Interest Trust, in either case pursuant to the terms of the Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be Bear Stearns Financial Products Inc.

         Swap  Counterparty  Trigger Event:  With respect to any  Distribution  Date, (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty  is a Defaulting  Party,  (ii) a Termination  Event
under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole  Affected  Party,  or (iii) an additional  termination  event under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole
Affected Party.

         Swap LIBOR:  One-Month LIBOR as determined  pursuant to the Swap Agreement;  provided that with respect to the first and second  Distribution  Dates and for federal income tax purposes  only,  Swap LIBOR shall be deemed to be equal to the actual/360 equivalent of the fixed swap rate.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust to the Swap  Counterparty
from payments from the  Supplemental  Interest Trust,  or by the Swap  Counterparty  to the  Supplemental  Interest
Trust Trustee for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the Swap
Agreement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC  hereunder due to its  classification  as a REMIC under the REMIC  Provisions,  together with any and all other  information,  reports or returns  that may be required to be furnished  to the  Certificateholders  or filed with the Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in  effect  with  respect  to any  Distribution  Date on or after the
Stepdown  Date if either (a) the  Certificate  Insurer  pays any Insured  Payment  under the  Certificate  Guaranty
Insurance Policy,  (b) the related  Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution  Date, equals or exceeds 30.00% of the Stated Principal  Balance of the Mortgage Loans for that  Distribution  Date or (c)
on or after the  Distribution  Date in September  2009,  the  aggregate  amount of Realized  Losses on the Mortgage
Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

         September 2009 to February 2010:            2.25% with respect to September  2009, plus an additional
                                                     1/6th of 1.00% for each month thereafter.

         March 2010 to February 2011:                3.25% with  respect  to March  2010,  plus an  additional
                                                     1/12th of 1.75% for each month thereafter.

         March 2011 to February 2012:                5.00% with  respect  to March  2011,  plus an  additional
                                                     1/12th of 1.50% for each month thereafter.

         March 2012 to February 2013:                6.50% with  respect  to March  2012,  plus an  additional
                                                     1/12th of 0.75% for each month thereafter.

         March 2013 and thereafter:                  7.25%.

         Trustee:  As defined in the preamble hereto.

         Trust  Fund:  Collectively,  the  assets  of each  REMIC  hereunder  and the  assets  in the  Supplemetnal
Interest Trust.

         Uncertificated   Accrued  Interest:   With  respect  to  any  Uncertificated   Regular  Interest  for  any
Distribution  Date, one month’s  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately  prior to such  Distribution  Date.  Uncertificated  Accrued  Interest for the  Uncertificated  Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro  rata,  based on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be  allocated  among REMIC II Regular  Interests,  pro rata,  based on, and to the extent of,  Uncertificated
Accrued Interest,  as calculated  without  application of this sentence.  Uncertificated  Accrued Interest on REMIC
III Regular Interests SB-PO-I and SB-PO-II shall be zero.  Aggregate  Uncertificated  Accrued Interest on REMIC III
Regular  Interests SB-IO-I and SB-IO-II for each  Distribution  Date shall equal Accrued  Certificate  Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With  respect to the Class SB  Certificates,  immediately  prior to any
Distribution  Date,  the  aggregate of the  Uncertificated  Principal  Balances of the REMIC II Regular  Interests.
With respect to REMIC III Regular Interest SB-IO-I,  immediately  prior to any Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of REMIC II Regular Interests LT1, LT2, LT3 and LT4. With respect to REMIC
III Regular Interest  SB-IO-II,  immediately  prior to any Distribution  Date, the aggregate of the  Uncertificated
Principal Balances of REMIC II Regular Interests LT5, LT6, LT7 and LT8.

         With respect to REMIC II Regular  Interest LT-IO and each  Distribution  Date listed below,  the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation “A” listed below:

               Distribution Date                               REMIC I Regular Interests
                       1                                         I-1-A through I-40-A
                       2                                         I-1-A through I-40-A
                       3                                         I-1-A through I-40-A
                       4                                         I-2-A through I-40-A
                       5                                         I-3-A through I-40-A
                       6                                         I-4-A through I-40-A
                       7                                          I-5-A through I-40A
                       8                                         I-6-A through I-40-A
                       9                                         I-7-A through I-40-A
                       10                                        I-8-A through I-40-A
                       11                                        I-9-A through I-40-A
                       12                                        I-10-A through I-40-A
                       13                                        I-11-A through I-40-A
                       14                                        I-12-A through I-40-A
                       15                                        I-13-A through I-40-A
                       16                                        I-14-A through I-40-A
                       17                                        I-15-A through I-40-A
                       18                                        I-16-A through I-40-A
                       19                                        I-17-A through I-40-A
                       20                                        I-18-A through I-40-A
                       21                                        I-19-A through I-40-A
                       22                                        I-20-A through I-40-A
                       23                                        I-21-A through I-40-A
                       24                                        I-22-A through I-40-A
                       25                                        I-23-A through I-40-A
                       26                                        I-24-A through I-40-A
                       27                                        I-25-A through I-40-A
                       28                                        I-26-A through I-40-A
                       29                                        I-27-A through I-40-A
                       30                                        I-28-A through I-40-A
                       31                                        I-29-A through I-40-A
                       32                                        I-29-A through I-40-A
                       33                                        I-29-A through I-40-A
                       34                                        I-29-A through I-40-A
                       35                                        I-29-A through I-40-A
                       36                                        I-29-A through I-40-A
                       37                                        I-29-A through I-40-A
                       38                                        I-29-A through I-40-A
                       39                                        I-29-A through I-40-A
                       40                                        I-29-A through I-40-A
                       41                                        I-29-A through I-40-A
                       42                                        I-29-A through I-40-A
                       43                                        I-29-A through I-40-A
                       44                                        I-29-A through I-40-A
                       45                                        I-29-A through I-40-A
                       46                                        I-29-A through I-40-A
                       47                                        I-30-A through I-40-A
                       48                                        I-31-A through I-40-A
                       49                                        I-32-A through I-40-A
                       50                                        I-33-A through I-40-A
                       51                                        I-34-A through I-40-A
                       52                                        I-35-A through I-40-A
                       53                                        I-36-A through I-40-A
                       54                                        I-37-A through I-40-A
                       55                                        I-38-A through I-40-A
                       56                                        I-39-A through I-40-A
                       57                                               I-40-A
                   thereafter                                            $0.00

         With respect to REMIC III Regular  Interest IO,  immediately  prior to any  Distribution  Date,  an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         Uncertificated  Pass-Through  Rate: The  Uncertificated  REMIC I Pass-Through  Rate or the  Uncertificated
REMIC II Pass-Through Rate, as applicable.

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC Regular Interest shall never be less than zero. With respect to REMIC III Regular  Interest  SB-PO-I,  the aggregate  initial Stated
Principal  Balance of the Group I Mortgage  Loans as of the Cut-off  Date less the  aggregate  initial  Certificate
Principal  Balance of the Class A-I  Certificates,  as  reduced by  distributions  deemed  made in respect  thereof pursuant to Section 4.02 and Realized  Losses  allocated  thereto  pursuant to Section 4.05.  With respect to REMIC
III Regular Interest  SB-PO-II,  the aggregate  initial Stated Principal  Balance of the Group II Mortgage Loans as
of the Cut-off Date less the initial  Certificate  Principal Balance of the Class A-II Certificates,  as reduced by distributions  deemed made in respect  thereof  pursuant to Section  4.02 and  Realized  Losses  allocated  thereto pursuant to Section 4.05.

         Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  “A,” a per annum rate equal to the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans multiplied by two (2),  subject to a maximum rate of 10.13%.  With respect to each REMIC I Regular  Interest ending with the designation  “B,” the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied by the  weighted  average of the Net  Mortgage  Rates on the Mortgage  Loans over (ii) 10.13% and (y)  0.00000%.  With respect to REMIC I Regular  Interest  A-I, the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans.
With respect to REMIC I Regular  Interest I, the weighted  average of the Net Mortgage  Rates on the Group I Loans.
With respect to REMIC I Regular Interest II, the weighted average of the Net Mortgage Rates on the Group II Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect  to any  Distribution  Date and (i)  REMIC II
Regular  Interests  LT1 and LT2, the Group I REMIC II Net WAC Rate,  (ii) REMIC II Regular  Interests  LT5 and LT6,
the Group II REMIC II Net WAC Rate,  (iii) REMIC II Regular  Interests  LT3 and LT7,  zero  (0.00%),  (iv) REMIC II
Regular  Interest LT4, twice the Group I REMIC II Net WAC Rate, (v) REMIC II Regular  Interest LT8, twice the Group
II REMIC II Net WAC Rate; and (vi) REMIC II Regular  Interest LT-IO,  the excess of (i) the weighted average of the
Uncertificated  REMIC I Pass-Through  Rates for REMIC I Regular  Interests  ending with the  designation  “A,” over
(ii) 2 multiplied by Swap LIBOR.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  (treated as a  corporation  or  partnership  for United  States  federal  income tax  purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the  restrictions on the transfer of Class R Certificates,  no partnership or other entity treated as a partnership for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United
States  federal  income tax  purposes  are  required by the  applicable  operative  agreement  to be United  States
Persons,  or an estate that is described  in Section  7701(a)(30)(D)  of the Code,  or a trust that is described in
Section 7701(a)(30)(E) of the Code.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  98.00% of all of the Voting Rights shall be allocated  among the Holders of the Class A Certificates, in proportion to the outstanding  Certificate  Principal  Balances of their respective  Certificates,  1% of all of the Voting  Rights  shall be  allocated  to the Holders of the Class SB  Certificates,  and 1% of all of the Voting
Rights  shall be  allocated  to the Holders of the Class R  Certificates,  in each case to be  allocated  among the
Certificates  of such Class in accordance  with their  respective  Percentage  Interests;  provided that so long as there is no Certificate Insurer Default,  the Voting Rights of the Class A  Certificateholders  may be exercised by the  Certificate  Insurer  without the consent of such  Holders and may only be  exercised by such Holders with the prior written consent of the Certificate Insurer.

         Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar deposits that appears on the Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR
Rate  Adjustment  Date.  “Telerate  Screen  Page  3750”  means the  display  designated  as page 3750 on the Bridge
Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the  purpose of  displaying
London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other  service for  displaying  LIBOR or  comparable  rates as may be  selected  by the  Trustee  after consultation  with the Master  Servicer and the  Certificate  Insurer),  the rate will be the Reference  Bank Rate.
The  “Reference  Bank Rate” will be  determined  on the basis of the rates at which  deposits  in U.S.  Dollars are offered by the  reference  banks  (which  shall be any three major banks that are  engaged in  transactions  in the
London interbank  market,  selected by the Trustee after  consultation with the Master Servicer and the Certificate
Insurer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment  Date to prime banks in the London  interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the LIBOR  Certificates  then  outstanding.  The Trustee shall  request the principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major  banks in New York  City,  selected  by the  Trustee  after  consultation  with the Master  Servicer  and the
Certificate  Insurer,  as of 11:00  a.m.,  New York City  time,  on such date for loans in U.S.  Dollars to leading
European  banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal
Balance of the LIBOR  Certificates  then  outstanding.  If no such  quotations  can be  obtained,  the rate will be
LIBOR for the prior  Distribution  Date;  provided however,  if, under the priorities  described above, LIBOR for a
Distribution  Date  would  be  based  on  LIBOR  for the  previous  Distribution  Date  for the  third  consecutive
Distribution  Date, the Trustee,  after  consultation with the Master Servicer and the Certificate  Insurer,  shall select an alternative  comparable  index (over which the Trustee has no control),  used for  determining  one-month
Eurodollar  lending rates that is calculated and published (or otherwise made  available) by an independent  party.
The  establishment  of LIBOR by the  Trustee  on any  LIBOR  Rate  Adjustment  Date  and the  Trustee’s  subsequent calculation of the  Pass-Through  Rates  applicable to the LIBOR  Certificates  for the relevant  Interest  Accrual
Period,  in the  absence  of  manifest  error,  will be final and  binding.  Promptly  following  each  LIBOR  Rate
Adjustment  Date the Trustee  shall supply the Master  Servicer with the results of its  determination  of LIBOR on
such  date.   Furthermore,   the  Trustee  shall  supply  to  any   Certificateholder   so  requesting  by  calling
1-800-934-6802,  the  Pass-Through  Rate on the LIBOR  Certificates  for the current and the immediately  preceding
Interest Accrual Period.
                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a)      The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the
Trustee in respect of the Trust Fund  without  recourse all the right,  title and interest of the  Depositor in and to (i) the Mortgage  Loans,  including all interest and  principal on or with respect to the Mortgage  Loans due on or after the  Cut-off  Date (other  than  Monthly  Payments  due in the month of the  Cut-off  Date);  and (ii) all proceeds of the foregoing.  The Depositor,  the Master  Servicer and the Trustee agree that it is not intended that any  Mortgage  Loan be included  in the Trust Fund that is either (i) a  High-Cost  Home Loan as defined in the New
Jersey Home  Ownership Act  effective  November 27, 2003,  (ii) a High-Cost  Home Loan as defined in the New Mexico
Home Loan  Protection Act effective  January 1, 2004,  (iii) a High-Cost Home Loan as defined in the  Massachusetts
Predatory  Home Loan  Practices  Act  effective  November 7, 2004 or (iv) a  High-Cost  Home Loan as defined in the
Indiana High Cost Home Loan Law Act effective January 1, 2005.

         (b)      In connection with such assignment,  and  contemporaneously  with the delivery of this Agreement, except as set forth in Section  2.01(c) below and subject to Section  2.01(d) below,  the Depositor does hereby (1)
with respect to each Mortgage Loan,  deliver to the Master  Servicer (or an Affiliate of the Master  Servicer) each of the documents or instruments  described in clause (ii) below (and the Master  Servicer shall hold (or cause such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present  and future
Certificateholders),  (2) with  respect to each MOM Loan,  deliver  to,  and  deposit  with,  the  Trustee,  or the
Custodian,  as the duly appointed agent of the Trustee for such purpose, the documents or instruments  described in clauses (i) and (v) below,  (3) with respect to each  Mortgage Loan that is not a MOM Loan but is registered on the
MERS® System,  deliver to, and deposit with,  the Trustee,  or the Custodian,  as the duly  appointed  agent of the
Trustee for such purpose,  the documents or  instruments  described in clauses (i), (iv) and (v) below and (4) with respect to each  Mortgage Loan that is not a MOM Loan and is not  registered  on the MERS® System,  deliver to, and deposit with, the Trustee,  or the  Custodian,  as the duly  appointed  agent of the Trustee for such purpose,  the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

                  (i)      The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the Trustee, or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note  affidavit  from the related  Seller or
Residential  Funding  stating that the original  Mortgage Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note.

                  (ii)     The  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan  and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with  evidence of recording indicated thereon or a copy of the original Mortgage with evidence of recording indicated thereon.

                  (iii)    The  assignment  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon.

                  (iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is
registered  on the MERS® System and noting the presence of a MIN) with  evidence of  recordation  noted  thereon or attached  thereto,  or a copy of such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon.

                  (v)      The original of each  modification,  assumption  agreement or preferred loan  agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption  agreement or preferred loan agreement.

         The  Depositor  may,  in  lieu  of  delivering  the  original  of  the  documents  set  forth  in  Section
2.01(b)(iii),  (iv) and (v) (or copies  thereof) to the Trustee or the  Custodian,  deliver  such  documents to the
Master  Servicer,  and the  Master  Servicer  shall  hold such  documents  in trust for the use and  benefit of all present  and  future  Certificateholders  until  such  time as is set  forth in the next  sentence.  Within  thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in Section  2.01(b)(iii),  (iv) and (v) (or copies  thereof) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the
Master  Servicer,  the  Master  Servicer  shall  deliver a complete  set of such  documents  to the  Trustee or the
Custodian, as duly appointed agent of the Trustee.

         (c)      Notwithstanding  the  provisions of Section  2.01(b),  in the event that in  connection  with any
Mortgage  Loan,  if the  Depositor  cannot  deliver the original of the  Mortgage,  any  assignment,  modification, assumption  agreement or preferred loan  agreement (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan  agreement as the case may be, has been delivered for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment  referred to in clause (iii) of Section  2.01(b),  except (a) in states where, in an Opinion of Counsel  acceptable  to the Master  Servicer  and the  Certificate  Insurer,  such  recording is not required to protect  the  Trustee’s  interests  in the  Mortgage  Loan or (b) if MERS is  identified  on the  Mortgage  or on a properly  recorded  assignment of the  Mortgage,  as  applicable,  as the mortgagee of record solely as nominee for
Residential  Funding and its  successors  and assigns.  If any  Assignment  is lost or returned  unrecorded  to the
Depositor because of any defect therein,  the Depositor shall prepare a substitute  Assignment or cure such defect, as the case may be, and cause such  Assignment  to be recorded in  accordance  with this  paragraph.  The Depositor shall  promptly  deliver or cause to be delivered  to the  applicable  person  described  in Section  2.01(b),  any
Assignment or substitute  Assignment (or copy thereof)  recorded in connection with this  paragraph,  with evidence of  recording  indicated  thereon  upon  receipt  thereof  from the  public  recording  office or from the  related
Subservicer or Seller.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered on the MERS® System,  the Depositor further  agrees that it will cause,  at the  Depositor’s  own  expense,  within 30 Business  Days after the Closing
Date,  the MERS® System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b)the code in the field “Pool Field” which  identifies  the series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as
provided  for in  this  Section  2.01  and the  Uncertificated  Regular  Interests  be  construed  as a sale by the
Depositor to the Trustee of the Mortgage  Loans and the  Uncertificated  Regular  Interests  for the benefit of the
Certificateholders  and the  Certificate  Insurer.  Further,  it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the  Uncertificated  Regular  Interests by the Depositor to the Trustee to
secure a debt or other  obligation of the Depositor.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York  Uniform  Commercial  Code and the
Uniform  Commercial Code of any other  applicable  jurisdiction;  (b) the conveyances  provided for in this Section
2.01  shall be deemed to be (1) a grant by the  Depositor  to the  Trustee  of a  security  interest  in all of the
Depositor’s  right  (including  the power to  convey  title  thereto),  title and  interest,  whether  now owned or hereafter  acquired,  in and to (A) the Mortgage  Loans,  including the related  Mortgage Note,  the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable  pursuant to the
Mortgage Loans in accordance  with the terms thereof,  (C) the Swap  Agreement,  including  without  limitation all amounts  received  thereunder  and amounts from time to time held or invested in the  Supplemental  Interest  Trust
Account,  whether in the form of cash,  instruments,  securities or other property,  (D) any Uncertificated Regular
Interests  and any and  all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments, documents,  money,  deposit  accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property  and other  property of whatever  kind or  description  now  existing  or  hereafter  acquired consisting  of,  arising  from  or  relating  to any of the  foregoing,  and (E) all  proceeds  of the  conversion, voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property,  including without  limitation  all amounts  from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether in the form of cash,  instruments,  securities  or other  property and (2) an  assignment  by the
Depositor to the Trustee of any security  interest in any and all of  Residential  Funding’s  right  (including the power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter  acquired,  in and to the property  described in the foregoing  clauses (1)(A),  (B), (C), (D) and (E) granted by Residential  Funding to the
Depositor  pursuant to the  Assignment  Agreement;  (c) the  possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be  “possession  by the secured  party,” or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security interest  pursuant  to the  Minnesota  Uniform  Commercial  Code  and the  Uniform  Commercial  Code  of any  other applicable  jurisdiction as in effect  (including,  without  limitation,  Sections 8-106, 9-313 and 9-106 thereof);
and  (d)notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons  holding for, (as  applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The  Depositor  and, at the  Depositor’s  direction,  Residential  Funding and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement  were  deemed to  create a  security  interest  in the  Mortgage  Loans  and the  Uncertificated  Regular
Interests  and the other  property  described  above,  such  security  interest  would be deemed to be a  perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee’s  security  interest in or lien on the Mortgage Loans and the  Uncertificated  Regular  Interests,  as
evidenced  by an  Officers’  Certificate  of the  Depositor,  with a copy  delivered  to the  Certificate  Insurer, including  without  limitation (x) continuation  statements,  and (y) such other statements as may be occasioned by
(1)any change of name of Residential  Funding,  the Depositor or the Trustee (such  preparation and filing shall be at the expense of the Trustee,  if  occasioned by a change in the  Trustee’s  name),  (2) any change of location of the place of business or the chief  executive  office of Residential  Funding or the Depositor,  (3)any transfer of any interest of  Residential  Funding or the  Depositor in any Mortgage Loan or (4) any transfer of any interest of
Residential Funding or the Depositor in any Uncertificated Regular Interests.

         Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents  referred to in Section  2.01(b)(i) above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or the Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting  a part of the Custodial  Files  delivered to it, or the Custodian as its agent,  in trust for the use and  benefit of all  present  and future  Certificateholders  and the  Certificate  Insurer.  The
Trustee or Custodian (the Custodian  being so obligated  under a Custodial  Agreement)  agrees,  for the benefit of
Certificateholders  and the Certificate  Insurer, to review each Custodial File delivered to it pursuant to Section
2.01(b) within 90 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been  executed and  received,  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the
Trustee a certificate  (the  “Interim  Certification”)  to the effect that all  documents  required to be delivered pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such
Interim  Certification.  Upon delivery of the Custodial Files by the Depositor or the Master Servicer,  the Trustee
shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed  by the  Custodian,  receipt  by the  respective  Custodian  as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

         If the  Custodian,  as the  Trustee’s  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  upon receipt of  notification  from the Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to Section  2.3 of the  Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the Trustee of any such  omission or defect found by it in respect of any  Custodial
File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related Mortgage Loan of the  Certificateholders  or the  Certificate  Insurer,  the Master  Servicer  shall promptly  notify the related  Subservicer or Seller of such omission or defect and request that such  Subservicer  or Seller  correct or cure such omission or defect within 60 days from the date the Master  Servicer was notified of such omission or defect and, if such  Subservicer or Seller does not correct or cure such  omission or defect  within such period,  that such  Subservicer  or Seller  purchase such  Mortgage  Loan from the Trust Fund at its  Purchase  Price,  in either  case within 90 days from the date the
Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a “qualified  mortgage” as defined in Section  860G(a)(3) of the Code, any such cure or  repurchase  must occur  within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account maintained  by it  pursuant  to Section  3.07 and,  upon  receipt by the  Trustee of written  notification  of such deposit signed by a Servicing  Officer,  Master Servicer,  the Trustee or the Custodian,  as the case may be, shall release the contents of any related  Mortgage  File in its  possession  to the owner of such Mortgage Loan (or such owner’s  designee) and the Trustee shall execute and deliver such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the foregoing  and Section  2.04,  if the  Subservicer  or
Seller or  Residential  Funding  that  repurchases  the  Mortgage  Loan is not a member of MERS and the Mortgage is registered on the MERS® System,  the Master  Servicer,  at its own expense and without any right of  reimbursement, shall cause MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the Mortgage from MERS to such  Subservicer  or Seller or  Residential  Funding and shall cause such Mortgage to be removed from registration  on the MERS® System in  accordance  with MERS’ rules and  regulations.  It is  understood  and agreed that the obligation of the  Subservicer or Seller,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute  the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of  Certificateholders  (except for the Certificate Insurer’s rights under the Insurance Agreement).

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

         (a)      The Master  Servicer  hereby  represents  and  warrants  to the  Trustee  for the  benefit of the
Certificateholders and the Certificate Insurer that as of the Closing Date:

                  (i)      The Master  Servicer is a limited  liability  company duly organized,  validly  existing and in good standing under the laws  governing its creation and existence and is or will be in compliance  with the laws  of  each  state  in  which  any  Mortgaged  Property  is  located  to the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The  execution  and  delivery  of  this  Agreement  by  the  Master   Servicer  and  its
performance and compliance with the terms of this Agreement will not violate the Master  Servicer’s  Certificate of
Formation or Limited  Liability  Company Agreement or constitute a material default (or an event which, with notice or lapse of time, or both,  would  constitute a material  default)  under, or result in the material breach of, any material  contract,  agreement  or other  instrument  to  which  the  Master  Servicer  is a party or which  may be applicable to the Master Servicer or any of its assets;

                  (iii)    This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor,  constitutes a valid,  legal and binding obligation of the Master Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other  laws  affecting  the  enforcement  of  creditors’  rights  generally  and to general  principles  of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv)     The Master  Servicer is not in default  with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely  affect its performance hereunder;

                  (v)      No  litigation  is  pending  or,  to  the  best  of  the  Master  Servicer’s  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this  Agreement or performing its obligations under this Agreement;

                  (vi)     The Master  Servicer  shall comply in all material  respects in the  performance of this
Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                  (vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report delivered to the Depositor,  any Affiliate of the Depositor,  the Trustee or the Certificate  Insurer by the Master
Servicer will, to the knowledge of the Master  Servicer,  contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii)   The  Master   Servicer  has  examined  each   existing,   and  will  examine  each  new,
Subservicing  Agreement  and  is or  will  be  familiar  with  the  terms  thereof.  The  terms  of  each  existing
Subservicing  Agreement  and  each  designated  Subservicer  are  acceptable  to the  Master  Servicer  and any new
Subservicing Agreements will comply with the provisions of Section 3.02;

                  (ix)     The  Master  Servicer  is a member  of MERS in good  standing,  and will  comply  in all material  respects with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered with MERS; and

                  (x)      The  Servicing  Guide of the Master  Servicer  requires  that the  Subservicer  for each
Mortgage  Loan  accurately  and fully  reports its borrower  credit files to each of the Credit  Repositories  in a timely manner.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(a)  shall survive  delivery of the respective  Custodial Files to the Trustee or the Custodian.  Upon discovery by either the
Depositor,  the  Master  Servicer,  the  Certificate  Insurer,  the  Trustee  or the  Custodian  of a breach of any representation  or warranty set forth in this Section 2.03(a) which materially and adversely  affects the interests of the  Certificateholders  or the  Certificate  Insurer in any Mortgage  Loan, the party  discovering  such breach shall give  prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a  Custodial
Agreement).  Within  90days of its  discovery or its receipt of notice of such breach,  the Master  Servicer  shall either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with  respect to a
Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section  2.02;  provided  that if the breach would cause the Mortgage Loan to be other than a  “qualified  mortgage”  as defined in Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such  breach  was  discovered.  The  obligation  of the Master  Servicer  to cure such breach  or to so  purchase  such  Mortgage  Loan  shall  constitute  the sole  remedy in  respect  of a breach of a representation  and warranty set forth in this Section 2.03(a) available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders  (except  for the  Certificate  Insurer’s  rights  under  Section  3.03 of the
Insurance Agreement.

         (b)      The  Depositor   hereby   represents  and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders  and the Certificate  Insurer that as of the Closing Date (or, if otherwise  specified below, as of the date so  specified):  (i)  immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee,  the
Depositor  had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien, encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such  conveyance validly transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;  and (ii) each Mortgage Loan constitutes a “qualified  mortgage” under Section  860G(a)(3)(A)
of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any
other  provision  that would allow a Mortgage  Loan to be treated as a  “qualified  mortgage”  notwithstanding  its failure  to  meet  the  requirements  of  Section  860G(a)(3)(A)  of  the  Code  and  Treasury  Regulation  Section
1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

         It is understood and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)
shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Certificate Insurer, the Trustee or the
Custodian  of a breach of any of the  representations  and  warranties  set  forth in this  Section  2.03(b)  which materially  and  adversely  affects the  interests  of the  Certificateholders  or the  Certificate  Insurer in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties and the
Certificate  Insurer (the Custodian being so obligated under a Custodial  Agreement);  provided,  however,  that in the event of a breach of the  representation and warranty set forth in Section  2.03(b)(ii),  the party discovering such breach shall give such notice  within five days of  discovery.  Within 90 days of its discovery or its receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase such  Mortgage  Loan  from the Trust  Fund at the  Purchase  Price and in the  manner  set forth in  Section  2.02;
provided that the Depositor shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for
such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the omission or defect  would cause the  Mortgage  Loan to be other than a  “qualified  mortgage” as defined in Section
860G(a)(3) of the Code,  any such cure,  substitution  or  repurchase  must occur within 90 days from the date such breach  was  discovered.  Any such  substitution  shall be  effected  by the  Depositor  under  the same  terms and conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available  to the  Certificateholders  (other  than the  Certificate  Insurer)  or the  Trustee  on  behalf  of the
Certificateholders (other than the Certificate Insurer).

         Section 2.04.     Representations and Warranties of Sellers.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  and the  Certificate  Insurer  all of its  right,  title and interest in respect of the  Assignment  Agreement  applicable  to a Mortgage Loan as and to the extent set forth in the Assignment  Agreement.  Insofar as the Assignment  Agreement relates to the representations and warranties made by  Residential  Funding in respect of such Mortgage Loan and any remedies  provided  thereunder  for any breach of such  representations  and  warranties,  such right,  title and interest may be enforced by the Master  Servicer on behalf of the Trustee,  the Certificate  Insurer and the  Certificateholders.  Upon the discovery by the Depositor, the  Master  Servicer,  the  Certificate  Insurer,  the  Trustee  or  the  Custodian  of a  breach  of  any  of the representations  and  warranties  made in the  Assignment  Agreement  in  respect  of any  Mortgage  Loan or of any
Repurchase  Event  which  materially  and  adversely  affects  the  interests  of  the  Certificateholders  or  the
Certificate  Insurer in such Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other parties and the  Certificate  Insurer (the  Custodian  being so obligated  under a Custodial  Agreement).
The Master Servicer shall promptly notify  Residential  Funding of such breach or Repurchase Event and request that
Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects within 90 days from the date the Master  Servicer was notified of such breach or  Repurchase  Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of such  representations  and warranties set forth in the Assignment  Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the  Certificateholders  or the Certificate Insurer in such
Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (the
Custodian being so obligated under a Custodial  Agreement).  The Master Servicer shall promptly notify  Residential
Funding of such breach of a  representation  or warranty  set forth in the  Assignment  Agreement  and request that
Residential  Funding either (i) cure such breach in all material  respects  within 90 days from the date the Master
Servicer  was notified of such breach or (ii)  purchase  such  Mortgage  Loan from the Trust Fund within 90 days of the date of such written  notice of such breach at the Purchase  Price and in the manner set forth in Section 2.02;
provided  that  Residential  Funding shall have the option to  substitute a Qualified  Substitute  Mortgage Loan or
Loans for such Mortgage Loan if such  substitution  occurs  within two years  following the Closing Date;  provided that if the breach  would cause the  Mortgage  Loan to be other than a  “qualified  mortgage” as defined in Section
860G(a)(3)  of the Code,  any such cure or  substitution  must  occur  within 90 days from the date the  breach was discovered.  If the breach of  representation  and  warranty  that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause (xliii) of Section 4 thereof,  then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently  with  such  payment.  In the  event  that  Residential  Funding  elects  to  substitute  a  Qualified
Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  and the  Certificate  Insurer with respect to such Qualified  Substitute  Mortgage Loan or Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable  form,  and such other  documents and  agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01. No  substitution  will be made in any calendar  month after the Determination  Date for such month.  Monthly Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer and remitted by the Master  Servicer to Residential  Funding on the next  succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will  include  the  Monthly  Payment due on a Deleted
Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the Mortgage
Loan  Schedule  for the benefit of the  Certificateholders  and the  Certificate  Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master
Servicer shall deliver the amended  Mortgage Loan Schedule to the Trustee.  Upon such  substitution,  the Qualified
Substitute  Mortgage  Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing
Agreement in all respects,  Residential  Funding shall be deemed to have made the  representations  and  warranties with respect to the Qualified  Substitute  Mortgage Loan (other than those of a  statistical  nature)  contained in the Assignment  Agreement as of the date of  substitution,  and the covenants,  representations  and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of  substitution).  Residential  Funding shall deposit or cause the related Seller to  deposit  the amount of such  shortfall  into the  Custodial  Account on the day of  substitution,  without  any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the  Trustee of such  event,  which notice shall be  accompanied by an Officers’  Certificate  as to the  calculation of such shortfall and (subject to
Section  10.01(f))  by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  “prohibited transactions”  under  Section  860F(a)(1)  of the Code or on  “contributions  after the startup date” under Section
860G(d)(1)  of the Code or (b) any  portion  of any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase
(and in the case of  Residential  Funding  to  substitute  for) such  Mortgage  Loan as to which  such a breach has occurred  and is  continuing  and to make any  additional  payments  required  under the  Assignment  Agreement  in connection  with a breach  of the  representation  and  warranty  in clause  (xliii)  of  Section  4 thereof  shall constitute the sole remedy respecting such breach available to the  Certificateholders  (other than the Certificate
Insurer) or the Trustee on behalf of the  Certificateholders  (other than the Certificate  Insurer).  If the Master
Servicer is Residential  Funding,  then the Trustee shall also have the right,  and, if directed by the Certificate
Insurer,  the obligation,  to give the  notification  and require the purchase or substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage
Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the Trustee’s  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC-I Regular Interests.

         (a)      The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the
Custodial  Files to it, or the  Custodian  on its  behalf,  subject  to any  exceptions  noted,  together  with the assignment  to it of all  other  assets  included  in the Trust  Fund,  receipt  of which is  hereby  acknowledged.
Concurrently  with such  delivery and in exchange  therefor,  the Trustee,  pursuant to the written  request of the
Depositor  executed by an officer of the Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence  ownership of the entire Trust Fund.

         (b)      The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby  transfer, assign,  set over and otherwise convey in trust to the Trustee without  recourse all the right,  title and interest of the  Depositor in and to the REMIC I Regular  Interests  and the REMIC II Regular  Interests  for the benefit of the Holders of each Class of  Certificates  (other than the Class R Certificates  in respect of Components I and II thereof).  The Trustee acknowledges  receipt of the REMIC I Regular Interests,  and the REMIC II Regular Interests,
and  declares  that it holds and will hold the same in trust for the  exclusive  use and  benefit of the Holders of each Class of  Certificates  (other than the Class R Certificates  in respect of Components I and II thereof).  The interests  evidenced by Component III of the Class R Certificates,  together with the REMIC III Regular  Interests, constitute the entire beneficial ownership interest in REMIC III.

         Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

          (a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

          (b)     to enter into and perform its obligations under this Agreement;

          (c)     to engage in those  activities  that are  necessary,  suitable or convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith; and

          (d)     subject  to  compliance  with  this  Agreement,  to  engage in such  other  activities  as may be
required  in  connection  with   conservation  of  the  Trust  Fund  and  the  making  of   distributions   to  the
Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section  11.01,  the trust shall not engage in any activity  other than in  connection  with the foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section  2.06 may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

         Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree that,  notwithstanding  any other express
or  implied  agreement  to  the  contrary,   any  and  all  Persons,   and  any  of  their  respective   employees,
representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this paragraph,  the terms “tax,” “tax  treatment,”  “tax structure,”
and “tax benefit” are defined under Treasury Regulation § 1.6011-4(c).

                                                    ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a)      The Master  Servicer  shall service and  administer  the Mortgage  Loans in  accordance  with the terms of this  Agreement and the respective  Mortgage  Loans,  following such  procedures as it would employ in its good faith  business  judgment and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers  as provided in Section 3.02, to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing  and  administration.
Without  limiting  the  generality  of the  foregoing,  the  Master  Servicer  in its own  name or in the name of a
Subservicer is hereby  authorized and empowered by the Trustee when the Master Servicer or the Subservicer,  as the case  may  be,  believes  it  appropriate  in  its  best  judgment,  to  execute  and  deliver,  on  behalf  of the
Certificateholders  and the Trustee or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release or discharge,  or of consent to assumption or  modification  in connection  with a proposed conveyance,  or of assignment of any Mortgage and Mortgage  Note in  connection  with the  repurchase of a Mortgage
Loan and all other  comparable  instruments,  or with respect to the modification or re-recording of a Mortgage for the  purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the  Mortgage  in favor of a public utility  company  or  government  agency or unit with  powers of  eminent  domain,  the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion of judicial or non-judicial foreclosure,  the conveyance of a Mortgaged  Property to the related  insurer,  the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the Mortgage Loans and with respect to the Mortgaged  Properties.  The
Master Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the
Trustee,  in its own name or in the name of the Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be,  believes it is  appropriate  in its best  judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the  registration  of any Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of assignment and other comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors  and assigns.  Any expenses  incurred in connection  with the actions described in the  preceding  sentence  shall be borne by the Master  Servicer in accordance  with Section  3.16(c), with no right of  reimbursement;  provided,  that if,  as a result  of MERS  discontinuing  or  becoming  unable to continue  operations in connection  with the MERS®  System,  it becomes  necessary to remove any Mortgage Loan from registration  on the MERS® System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any  related  expenses  shall  be  reimbursable  to the  Master  Servicer  as set  forth  in  Section  3.10(a)(ii).
Notwithstanding  the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any modification with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage Loan within the meaning of  Section  1001 of the Code and any  proposed,  temporary  or final  regulations  promulgated  thereunder
(other than in  connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan that is treated as a
Principal  Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code.  The Trustee shall  furnish the Master  Servicer with any powers of attorney and other  documents  necessary or  appropriate  to enable the Master  Servicer to service and  administer the Mortgage
Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer  pursuant to such powers of attorney or other documents.  In servicing and administering any  Nonsubserviced  Mortgage Loan, the
Master Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the  originator  of such  Mortgage  Loan and had  retained the  servicing  rights and  obligations  in respect thereof.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing  of the prior  senior  lien, provided that the following requirements are met:

                  (i)      (A)      the Mortgagor’s  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance shall the resulting Combined  Loan-to-Value Ratio (“Combined  Loan-to-Value  Ratio”) of such Mortgage Loan be higher than that permitted by the Program Guide; or

                           (B)      the resulting Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a “rate and term”  mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the  reasonable  closing  costs of such refinancing  or (y) any  decrease in the value of the  related  Mortgaged  Property,  if the  Mortgagor  is in good standing as defined by the Program Guide;

                  (ii)     the interest  rate,  or, in the case of an  adjustable  rate existing  senior lien,  the maximum  interest  rate, for the loan  evidencing  the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing  the existing  senior lien immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing  the  existing senior lien prior to the date of refinancing has an adjustable  rate and the loan evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan evidencing the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the  existing  senior lien and (B) if the loan  evidencing  the  existing  senior  lien  prior  to the  date of  refinancing  has a fixed  rate  and the loan evidencing  the  refinanced  senior  lien has an  adjustable  rate,  then  the  maximum  interest  rate on the loan evidencing the refinanced  senior lien shall be less than or equal to (x) the interest rate on the loan  evidencing the existing senior lien prior to the date of refinancing plus (y)2.0%; and

                  (iii)    the  loan   evidencing   the   refinanced   senior  lien  is  not  subject  to  negative
amortization.

         (b)      The Master  Servicer  shall,  to the extent  consistent  with the  servicing  standards set forth herein,  take whatever  actions as may be necessary to file a claim under or enforce or allow the Trustee to file a claim  under or  enforce  any  title  insurance  policy  with  respect  to any  Mortgage  Loan  including,  without limitation,  joining in or  causing  any  Seller or  Subservicer  (or any other  party in  possession  of any title insurance  policy) to join in any claims process,  negotiations,  actions or proceedings  necessary to make a claim under or enforce any title  insurance  policy.  Notwithstanding  anything in this  Agreement to the  contrary,  the
Master  Servicer  shall not (unless the  Mortgagor is in default with respect to the Mortgage  Loan or such default is, in the judgment of the Master Servicer,  reasonably  foreseeable) make or permit any  modification,  waiver, or amendment of any term of any Mortgage  Loan that would both  (i)effect an exchange or  reissuance  of such Mortgage
Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations  promulgated  thereunder)
(other than in  connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan that is treated as a
Principal  Prepayment  in Full  pursuant to Section  3.13(d)  hereof) and (ii) cause any REMIC formed  hereunder to fail to  qualify  as a  REMIC  under  the  Code  or the  imposition  of any  tax on  “prohibited  transactions”  or
“contributions” after the startup date under the REMIC Provisions.

         (c)      In connection with servicing and  administering  the Mortgage Loans,  the Master Servicer and any
Affiliate of the Master  Servicer (i) may perform  services  such as  appraisals  and  brokerage  services that are customarily  provided by Persons  other than  servicers  of  mortgage  loans,  and shall be entitled to  reasonable compensation  therefor in  accordance  with Section 3.10 and (ii) may, at its own  discretion  and on behalf of the
Trustee, obtain credit information in the form of a “credit score” from a Credit Repository.

         (d)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions  to the  Certificateholders,  be added to the amount owing under the related Mortgage Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (e)      The Master  Servicer may enter into one or more  agreements  in  connection  with the offering of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         (f)      The  relationship  of the Master  Servicer (and of any  successor to the Master  Servicer) to the
Depositor  under this Agreement is intended by the parties to be that of an independent  contractor and not that of a joint venturer, partner or agent.

         (g)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                           Subservicers’ Obligations.

         (a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential
Funding  and  Subservicers  prior  to the  execution  and  delivery  of this  Agreement,  and may  enter  into  new
Subservicing  Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage
Loans.  Each  Subservicer  shall be either (i) an institution the accounts of which are insured by the FDIC or (ii)
another entity that engages in the business of originating or servicing  mortgage  loans,  and in either case shall be  authorized  to  transact  business in the state or states in which the related  Mortgaged  Properties  it is to service are situated,  if and to the extent  required by applicable  law to enable the  Subservicer  to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related  Subservicing  Agreement and in Section 3.07, the related Subservicing Fee from payments of  interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master
Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the
Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required by,  permitted  by or  consistent  with the Program  Guide and are not  inconsistent  with this
Agreement and as the Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer will remain obligated  under the  related  Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred to or included in the
Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or  different  forms  shall be  consistent  with and not violate  the  provisions  of either this
Agreement  or the Program  Guide in a manner  which would  materially  and  adversely  affect the  interests of the
Certificateholders  or the Certificate  Insurer.  The Program Guide and any other  Subservicing  Agreement  entered into between the Master Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b)      As part of its  servicing  activities  hereunder,  the Master  Servicer,  for the  benefit of the
Trustee, the  Certificateholders  and the Certificate Insurer, shall use its best reasonable efforts to enforce the obligations  of each  Subservicer  under the related  Subservicing  Agreement  and of each Seller under the related
Seller’s  Agreement,  to the extent  that the  non-performance  of any such  obligation  would have a material  and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described in Section 2.02,  or on account of a breach of a  representation
or  warranty,  as  described  in  Section  2.04.  Such  enforcement,   including,  without  limitation,  the  legal
prosecution of claims,  termination of Subservicing  Agreements or Seller’s  Agreements,  as  appropriate,  and the pursuit of other  appropriate  remedies,  shall be in such form and  carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery resulting from such enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery  of costs,  expenses or  attorneys  fees  against the party  against  whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed  for expenses that are incurred in connection  with the enforcement of a Seller’s obligations and are reimbursable pursuant to Section 3.10(a)(viii).

         Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer   or   otherwise,   the  Master   Servicer   shall  remain   obligated   and  liable  to  the  Trustee,
Certificateholders  and the  Certificate  Insurer for the  servicing  and  administering  of the Mortgage  Loans in accordance  with the  provisions of Section 3.01 without  diminution  of such  obligation or liability by virtue of such  Subservicing  Agreements  or  arrangements  or by  virtue  of  indemnification  from the  Subservicer  or the
Depositor  and to the same  extent and under the same terms and  conditions  as if the Master  Servicer  alone were servicing  and  administering  the  Mortgage  Loans.  The  Master  Servicer  shall be  entitled  to enter  into any agreement with a Subservicer or Seller for  indemnification  of the Master  Servicer and nothing  contained in this
Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer  in its capacity as such except as set forth in Section  3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer’s  obligation  to cure an  omission  or defect or to  repurchase  a  Mortgage  Loan as referred to in Section 2.02 hereof.

         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

         (a)      In the  event  the  Master  Servicer  shall for any  reason  no  longer  be the  master  servicer
(including  by reason of an Event of Default),  the  Trustee,  as successor  Master  Servicer,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each  Subservicing
Agreement  that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer’s  interest  therein and to have  replaced  the Master
Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement  had been assigned to the assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b)      The  Master  Servicer  shall,  upon  request  of the  Trustee  but at the  expense  of the Master
Servicer,  deliver to the assuming party all documents and records relating to each Subservicing  Agreement and the
Mortgage  Loans then being  serviced and an  accounting  of amounts  collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

         (c)      Unless a Certificate  Insurer  Default  exists,  the Master Servicer will, if it is authorized to do so under the  relevant  Subservicing  Agreement,  upon  request  of the  Certificate  Insurer at a time when the
Certificate Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

         Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a)      The Master  Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage  Loans,  and shall,  to the extent such  procedures  shall be consistent  with this  Agreement and the terms and  provisions  of any related  Primary  Insurance  Policy,  follow such  collection procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer or a Subservicer may in its discretion  (subject to the terms and conditions of the Assignment  Agreement)  (i)waive any late payment charge or any  prepayment  charge or penalty  interest in connection  with the  prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program  Guide,  provided,  however,  that the Master  Servicer  shall first  determine  that any such waiver or extension will not impair the coverage of any
related  Primary   Insurance   Policy  or  materially   adversely   affect  the  lien  of  the  related   Mortgage.
Notwithstanding  anything  in this  Section to the  contrary,  the Master  Servicer  or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such  extension  shall  be made if any  advance  would  be a  Nonrecoverable
Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer  may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant  indulgence  to  any  Mortgagor  if  in  the  Master  Servicer’s  determination  such  waiver,  modification, postponement  or  indulgence  is  not  materially  adverse  to  the  interests  of  the  Certificateholders  or the
Certificate  Insurer  (taking into account any  estimated  Realized  Loss that might  result  absent such  action), provided,  however,  that the Master  Servicer may not modify  materially or permit any  Subservicer  to modify any
Mortgage Loan,  including  without  limitation any  modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in connection with prepayments to the extent that such  reamortization  is not  inconsistent  with the terms of the Mortgage  Loan),  capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal  balance of the Mortgage  Loan,  or extend the final  maturity date of such  Mortgage  Loan,  unless such
Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is  reasonably  foreseeable.
No such  modification  shall reduce the Mortgage  Rate on a Mortgage  Loan below the greater of (A) one-half of the
Mortgage  Rate as in effect on the Cut-off Date and (B)  one-half of the Mortgage  Rate as in effect on the date of such  modification,  but not less than the sum of the Servicing Fee Rate, the Certificate  Insurer Premium Modified
Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the aggregate  principal  balance of all Reportable  Modified
Mortgage Loans subject to Servicing  Modifications  (measured at the time of the Servicing  Modification  and after giving effect to any Servicing  Modification)  can be no more than five percent of the aggregate  principal balance of the Mortgage  Loans as of the Cut-off  Date,  provided,  that such limit may be  increased  from time to time if each  Rating  Agency  provides  written  confirmation  that an increase in excess of that limit will not reduce the rating assigned to any Class of Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing  Date by such Rating  Agency  (without  regard to the
Certificate  Guaranty  Insurance  Policy).  In  addition,  any  amounts  owing  on a  Mortgage  Loan  added  to the outstanding  principal  balance of such Mortgage Loan must be fully  amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such  Mortgage  Loan.  Also,  the  addition  of such  amounts  described  in the  preceding  sentence  shall  be implemented  in  accordance  with the Program  Guide and may be  implemented  only by  Subservicers  that have been approved by the Master  Servicer for such  purposes.  In connection  with any  Curtailment  of a Mortgage Loan, the
Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be  re-amortized  such that the Monthly  Payment is  recalculated as an amount that will fully amortize the remaining  principal  balance  thereof by the original  maturity date based on the original
Mortgage Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         (b)      The  Master  Servicer  shall  establish  and  maintain  a  Custodial  Account in which the Master
Servicer  shall  deposit or cause to be  deposited  on a daily basis,  except as  otherwise  specifically  provided herein,  the  following  payments  and  collections  remitted by  Subservicers  or received by it in respect of the
Mortgage  Loans  subsequent  to the Cut-off  Date (other than in respect of Monthly  Payments  due before or in the month of the Cut-off Date):

                  (i)      All  payments  on  account  of  principal,   including  Principal  Prepayments  made  by
Mortgagors on the Mortgage  Loans and the  principal  component of any  Subservicer  Advance or of any REO Proceeds
received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii)     All  payments on account of  interest  at the  Adjusted  Mortgage  Rate on the  Mortgage
Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance Proceeds,  Subsequent  Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv)     All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or
4.07  (including  amounts  received from  Residential  Funding  pursuant to the last  paragraph of Section 4 of the
Assignment  Agreement  in  respect  of any  liability,  penalty  or  expense  that  resulted  from a breach  of the representation  and warranty set forth in clause (xliii) of Section 4 of the Assignment  Agreement) and all amounts required to be deposited in connection with the  substitution of a Qualified  Substitute  Mortgage Loan pursuant to
Section 2.03 or 2.04; and

                  (v)      Any amounts  required to be  deposited  pursuant to Section  3.07(c) and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the  Custodial  Account shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly  Payments due before or in the month of the Cut-off Date) and payments or collections  consisting  of late  payment  charges or  assumption  fees may but need not be deposited by the Master
Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so  deposited,  the Master  Servicer  may at any time  withdraw  such amount  from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  series and may contain  other funds respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds,
Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07  received in any calendar  month,  the Master  Servicer may elect to treat such amounts as included in the
Available  Distribution  Amount for the Distribution  Date in the month of receipt,  but is not obligated to do so.
If the Master  Servicer so elects,  such amounts  will be deemed to have been  received  (and any related  Realized
Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)      The  Master  Servicer  shall  use its best  efforts  to cause  the  institution  maintaining  the
Custodial  Account to invest the funds in the Custodial  Account  attributable  to the Mortgage  Loans in Permitted
Investments  which shall mature not later than the  Certificate  Account  Deposit Date next  following  the date of such  investment  (with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer as  additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited  in the  Custodial  Account by the
Master Servicer out of its own funds immediately as realized.

         (d)      The Master  Servicer  shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a)      In those cases  where a  Subservicer  is  servicing a Mortgage  Loan  pursuant to a  Subservicing
Agreement,  the Master Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement, to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible  Account or, if such account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master Servicer,  the Certificate  Insurer and each Rating Agency.  The Subservicer will be required thereby to deposit  into  the  Subservicing  Account  on a  daily  basis  all  proceeds  of  Mortgage  Loans  received  by the
Subservicer,  less its  Subservicing  Fees and unreimbursed  advances and expenses,  to the extent permitted by the
Subservicing  Agreement.  If the  Subservicing  Account is not an Eligible  Account,  the Master  Servicer shall be deemed to have  received  such  monies  upon  receipt  thereof by the  Subservicer.  The  Subservicer  shall not be required  to  deposit  in the  Subservicing  Account  payments  or  collections  in the  nature of late  charges or assumption  fees, or payments or  collections  received in the nature of prepayment  charges to the extent that the
Subservicer  is entitled to retain such  amounts  pursuant  to the  Subservicing  Agreement.  On or before the date specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer  shall cause the Subservicer,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such
Subservicer  that are  required to be remitted  to the Master  Servicer.  The  Subservicer  will also be  required, pursuant to the  Subservicing  Agreement,  to advance on such  scheduled  date of  remittance  amounts equal to any scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which payment was not received by the  Subservicer.  This  obligation to advance with respect to each Mortgage Loan will  continue  up to and  including  the first of the month  following  the date on which  the  related  Mortgaged
Property  is  sold at a  foreclosure  sale or is  acquired  by the  Trust  Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited  promptly by it in the Custodial
Account.

         (b)      The Subservicer may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the
Master  Servicer  for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the  Servicing  Fee and the  Certificate  Insurer  Premium  Modified
Rate accrues in the case of a Modified  Mortgage Loan) on any Curtailment  received by such  Subservicer in respect of a Mortgage Loan from the related  Mortgagor  during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage  Loan as of the first day of such  month,  from the date of application  of such  Curtailment  to the first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit of the Master  Servicer  as  additional  servicing compensation  and shall be subject to its  withdrawal or order from time to time  pursuant to Sections  3.10(a)(iv)
and (v).

         (c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors
(or  advances  from  Subservicers)  for the  payment of taxes,  assessments,  hazard  insurance  premiums,  Primary
Insurance Policy  premiums,  if applicable,  or comparable items for the account of the Mortgagors.  Each Servicing
Account shall  satisfy the  requirements  for a  Subservicing  Account and, to the extent  permitted by the Program
Guide  or as is  otherwise  acceptable  to the  Master  Servicer,  may also  function  as a  Subservicing  Account.
Withdrawals  of  amounts  related to the  Mortgage  Loans from the  Servicing  Accounts  may be made only to effect
timely  payment  of  taxes,  assessments,   hazard  insurance  premiums,  Primary  Insurance  Policy  premiums,  if applicable,  or comparable  items, to reimburse the Master  Servicer or Subservicer out of related  collections for any payments  made  pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)  (with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing
Account at the  termination  of this  Agreement in accordance  with Section 9.01 or in accordance  with the Program
Guide. As part of its servicing  duties,  the Master Servicer shall,  and the  Subservicers  will,  pursuant to the
Subservicing  Agreements,  be required  to pay to the  Mortgagors  interest on funds in this  account to the extent required by law.

         (d)      The Master Servicer shall advance the payments  referred to in the preceding  subsection that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be recoverable by the Master
Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

         Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event  that  compliance  with this  Section  3.09 shall  make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.     Permitted Withdrawals from the Custodial Account.

         (a)      The  Master  Servicer  may,  from time to time as  provided  herein,  make  withdrawals  from the
Custodial  Account of amounts on deposit  therein  pursuant to Section 3.07 that are  attributable  to the Mortgage
Loans for the following purposes:

                  (i)      to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

                  (ii)     to reimburse  itself or the related  Subservicer for previously  unreimbursed  Advances,
Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11,  3.12(a),  3.14 and 4.04
or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal right being limited to amounts received  on  the  related  Mortgage  Loans  (including,  for  this  purpose,  REO  Proceeds,  Insurance  Proceeds,
Liquidation  Proceeds and proceeds from the purchase of a Mortgage Loan  pursuant to Section  2.02,  2.03,  2.04 or
4.07) which represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of
Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B)recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

                  (iii)    to pay to  itself  or the  related  Subservicer  (if  not  previously  retained  by such
Subservicer)  out of each  payment  received by the Master  Servicer  on account of interest on a Mortgage  Loan as contemplated  by  Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest (but not in excess of the Servicing  Fee and the  Subservicing  Fee, if not  previously  retained)  which, when  deducted,  will result in the remaining  amount of such interest  being interest at a rate per annum equal to the Net  Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified  Mortgage  Loan)  plus  the
Certificate  Insurer Premium  Modified Rate, on the amount  specified in the  amortization  schedule of the related
Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

                  (iv)     to pay to itself  as  additional  servicing  compensation  any  interest  or  investment income earned on funds and other  property  deposited in or credited to the  Custodial  Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v)      to pay to itself as additional  servicing  compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                  (vi)     to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Depositor or any
other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts  received  thereon and not required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                  (vii)    to  reimburse  itself or the  related  Subservicer  for any  Nonrecoverable  Advance  or
Advances in the manner and to the extent  provided in subsection  (c) below,  and any Advance or Servicing  Advance made in connection  with a modified  Mortgage  Loan that is in default or, in the judgment of the Master  Servicer, default is  reasonably  foreseeable  pursuant  to  Section  3.07(a),  to the  extent  the amount of the  Advance or
Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

                  (viii)   to reimburse  itself or the Depositor for expenses  incurred by and  reimbursable  to it or the Depositor  pursuant to Section 3.01(a),  3.11,  3.13,  3.14(c),  6.03, 10.01 or otherwise,  or in connection with enforcing any repurchase,  substitution or indemnification  obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller’s Agreement;

                  (ix)     to  reimburse  itself for amounts  expended by it (a)  pursuant to Section  3.14 in good faith in connection with the restoration of property  damaged by an Uninsured  Cause, and (b)in connection with the liquidation of a Mortgage Loan or disposition  of an REO Property to the extent not otherwise  reimbursed  pursuant to clause (ii) or (viii) above; and

                  (x)      to withdraw any amount  deposited in the  Custodial  Account that was not required to be deposited  therein  pursuant to Section  3.07,  including  any payoff  fees or  penalties  or any other  additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

         (b)      Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master
Servicer’s  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a Mortgage Loan that the Master Servicer  determines to be a  Nonrecoverable  Advance by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

         Section 3.11.     Maintenance of Primary Insurance Coverage.

         (a)      The Master  Servicer  shall not take, or permit any  Subservicer  to take, any action which would result in noncoverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the
Master  Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is available,  the
Master  Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value  at  origination  in the  case of such a  Mortgage  Loan  having  a  Loan-to-Value  Ratio  at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the Master  Servicer had  knowledge of such  Primary  Insurance  Policy.  The Master  Servicer  shall not cancel or refuse to renew any such Primary Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any
Subservicer  canceling  or  refusing to renew any such  Primary  Insurance  Policy  applicable  to a Mortgage  Loan subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or  non-renewed policy is maintained with an insurer whose  claims-paying  ability is acceptable to each Rating Agency for mortgage pass-through  certificates  having a rating  equal to or better  than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b)      In  connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the
Master  Servicer  agrees to  present  or to cause the  related  Subservicer  to  present,  on behalf of the  Master
Servicer,  the  Subservicer,  if any, the Trustee and  Certificateholders,  claims to the insurer under any Primary
Insurance Policies,  in a timely manner in accordance with such policies,  and, in this regard, to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery  under any Primary  Insurance  Policies respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07, any Insurance  Proceeds  collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

         Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a)      The Master  Servicer  shall cause to be maintained  for each Mortgage  Loan fire  insurance  with extended  coverage in an amount which is equal to the lesser of the  principal  balance owing on such Mortgage Loan
(together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan)
or 100% of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum  amount  required  to fully  compensate  for any loss or damage on a  replacement  cost  basis.  To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any
Subservicer  that does not cause  such  insurance,  to the extent it is  available,  to be  maintained.  The Master
Servicer shall also cause to be maintained on property acquired upon  foreclosure,  or deed in lieu of foreclosure, of any Mortgage  Loan,  fire  insurance  with extended  coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance  clause  contained in the related hazard  insurance  policy.
Pursuant  to Section  3.07,  any amounts  collected  by the Master  Servicer  under any such  policies  (other than amounts to be applied to the restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master  Servicer’s  normal servicing  procedures) shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to Section  3.10.  Any cost incurred by the
Master Servicer in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by Section 3.10.
It is understood  and agreed that no earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations  as shall at any  time be in  force  and as shall  require  such  additional  insurance.  Whenever  the improvements  securing a Mortgage Loan are located at the time of  origination of such Mortgage Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood  insurance (to the extent  available)
to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such  insurance  available for the related  Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).

         In the event that the Master  Servicer  shall  obtain and maintain a blanket  fire  insurance  policy with extended coverage  insuring against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have  satisfied its  obligations as set forth in the first sentence of this Section  3.12(a),  it being  understood and agreed  that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section  3.12(a)  and there  shall have been a loss which would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit
Date next  preceding the  Distribution  Date which occurs in the month  following the month in which payments under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its  activities  as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

         (b)      The Master  Servicer  shall  obtain and  maintain  at its own  expense and keep in full force and effect  throughout the term of this Agreement a blanket fidelity bond and an errors and omissions  insurance policy covering the Master  Servicer’s  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie
Mac.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this Section  3.12(b)
shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain
                           Assignments.

         (a)      When any Mortgaged  Property is conveyed by the Mortgagor,  the Master  Servicer or  Subservicer,
to the extent it has knowledge of such conveyance,  shall enforce any due-on-sale  clause contained in any Mortgage
Note or Mortgage,  to the extent  permitted  under  applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or  jeopardize  coverage  under any  Required  Insurance
Policy.  Notwithstanding  the  foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this
Section  3.13(a) by reason of any  transfer  or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause  contained  in any  Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

         (b)      Subject to the  Master  Servicer’s  or related  Subservicer’s  duty to  enforce  any  due-on-sale clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an  assumption or  modification  agreement or supplement to the Mortgage  Note or Mortgage  which  requires the  signature of the Trustee,  or if an  instrument  of release signed by the Trustee is  required  releasing  the  Mortgagor  from  liability  on the  Mortgage  Loan,  the Master
Servicer is authorized,  subject to the  requirements  of the sentence next following,  to execute and deliver,  on behalf of the Trustee,  the assumption  agreement with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement  or  supplement  to the  Mortgage  Note or Mortgage or other  instruments  as are reasonable  or necessary  to carry out the terms of the  Mortgage  Note or Mortgage or otherwise to comply with any applicable  laws  regarding  assumptions  or the  transfer  of the  Mortgaged  Property to such  Person;  provided, however,  none of such terms and  requirements  shall both  constitute a  “significant  modification”  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final,  temporary or proposed Treasury  regulations promulgated  thereunder) and cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code or the imposition  of any tax on  “prohibited  transactions”  or  “contributions”  after the Startup  Date under the REMIC
Provisions.  The Master  Servicer shall execute and deliver such documents  only if it reasonably  determines  that
(i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the unpaid  balance and  interest on the  Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required consents of insurers under any Required  Insurance  Policies have been obtained and (iii) subsequent to the closing of the  transaction  involving  the  assumption  or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage  lien (or,  with respect to any junior lien, a junior lien of the same  priority in relation to any senior lien on such Mortgage Loan) pursuant to the terms of the Mortgage,  (B) such  transaction will not adversely affect the coverage  under any Required  Insurance  Policies,  (C) the Mortgage  Loan will fully  amortize over the remaining  term thereof,  (D) no material term of the Mortgage  Loan  (including  the interest rate on the Mortgage
Loan) will be altered nor will the term of the  Mortgage  Loan be changed and (E) if the  seller/transferor  of the
Mortgaged  Property is to be released from liability on the Mortgage Loan,  the  buyer/transferee  of the Mortgaged
Property  would be qualified to assume the Mortgage  Loan based on  generally  comparable  credit  quality and such release will not (based on the Master  Servicer’s  or related  Subservicer’s  good faith  determination)  adversely affect  the  collectability  of the  Mortgage  Loan.  Upon  receipt  of  appropriate  instructions  from the Master
Servicer  in  accordance  with the  foregoing,  the  Trustee  shall  execute  any  necessary  instruments  for such assumption or substitution of liability as directed by the Master  Servicer.  Upon the closing of the  transactions contemplated  by such  documents,  the Master  Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer  for entering into an assumption or  substitution  of liability  agreement will be retained by the Master Servicer or such related Subservicer as additional servicing compensation.

         (c)      The  Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement  thereon in favor of another  Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were  the  owner  of the  related  Mortgage  Loan,  that the  security  for,  and the  timely  and full collectability  of,  such  Mortgage  Loan  would not be  adversely  affected  thereby  and that any  REMIC  created hereunder  would not fail to  continue to qualify as a REMIC  under the Code as a result  thereof  and  (subject to
Section  10.01(f))  that no tax on “prohibited  transactions”  or  “contributions”  after the Startup Date would be imposed on any REMIC  created  hereunder  as a result  thereof.  Any fee  collected  by the Master  Servicer or the related  Subservicer for processing  such a request will be retained by the Master Servicer or such  Subservicer as additional servicing compensation.

         (d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master
Servicer  shall be entitled to approve an assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan, provided the obligee with respect to such Mortgage Loan  following  such proposed  assignment  provides the Trustee and Master  Servicer with a “Lender  Certification  for Assignment of Mortgage Loan” in the form attached hereto as
Exhibit M, in form and substance  satisfactory  to the Trustee and Master  Servicer,  providing the following:  (i)
that the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise comply with, or  facilitate a  refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction is solely to comply  with,  or  facilitate  the  transaction  under,  such local laws;  (iii) that the  Mortgage  Loan following  the proposed  assignment  will have a rate of interest more than the greater of (A) 3% and (B) 5% of the annual yield of the unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related
Mortgage  Loan.  Upon approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the
Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the Master  Servicer  shall  treat such amount as a  Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted Mortgage Loans.

         (a)      The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an
REO  Acquisition)  the  ownership of properties  securing  such of the Mortgage  Loans as come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to Section  3.07.  Alternatively,  the Master  Servicer may take other  actions in respect of a defaulted  Mortgage
Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to  facilitate a sale of the  Mortgaged  Property by the  Mortgagor)  or permitting  a short  refinancing  (a  payoff  of the  Mortgage  Loan  for an  amount  less  than the  total  amount contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor not involving a sale of the
Mortgaged  Property),  (ii) arranging for a repayment plan or (iii) agreeing to a modification  in accordance  with
Section 3.07. In connection  with such  foreclosure  or other  conversion  or action,  the Master  Servicer  shall, consistent  with Section 3.11,  follow such practices and  procedures as it shall deem  necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;  provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master
Servicer  is acting in  connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent with the provisions of this Agreement.  The Master  Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection with any  foreclosure,  or attempted  foreclosure which is not  completed,  or towards the  correction of any default on a related  senior  mortgage loan, or towards the  restoration  of any property  unless it shall  determine (i) that such  restoration  and/or  foreclosure  will increase the proceeds of  liquidation  of the Mortgage  Loan to Holders of  Certificates  of one or more Classes or the  Certificate  Insurer  after  reimbursement  to itself for such expenses or charges and (ii) that such expenses and  charges  will  be  recoverable  to it  through  Liquidation  Proceeds,  Insurance  Proceeds,  or REO  Proceeds
(respecting  which it shall have  priority for  purposes of  withdrawals  from the  Custodial  Account  pursuant to
Section  3.10,  whether or not such  expenses  and  charges  are  actually  recoverable  from  related  Liquidation
Proceeds,  Insurance  Proceeds  or REO  Proceeds).  In the event of such a  determination  by the  Master  Servicer pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section  3.10.  In  addition,  the Master  Servicer  may pursue any  remedies  that may be available in connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in accordance with Sections 2.03 and 2.04.  However,  the Master Servicer is not required to continue to pursue both  foreclosure
(or  similar  remedies)  with  respect  to the  Mortgage  Loans  and  remedies  in  connection  with a breach  of a representation  and warranty if the Master  Servicer  determines in its reasonable  discretion that one such remedy is  more  likely  to  result  in a  greater  recovery  as to the  Mortgage  Loan.  Upon  the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in the  Custodial  Account of all  Insurance  Proceeds,
Liquidation  Proceeds and other payments and  recoveries  referred to in the  definition of “Cash  Liquidation”  or
“REO Disposition,” as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a
Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Custodial  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared  by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other  provision of this  Agreement,  in the
Master  Servicer’s sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO Disposition may be deemed to have occurred if  substantially all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or other unscheduled  collections or the amount of any Realized Loss, the Master
Servicer may take into account  minimal  amounts of  additional  receipts  expected to be received or any estimated additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or
REO Property.

         (b)      In the event  that  title to any  Mortgaged  Property  is  acquired  by the Trust  Fund as an REO
Property by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the
Trustee or to its  nominee  on behalf of  Certificateholders.  Notwithstanding  any such  acquisition  of title and cancellation  of the related  Mortgage  Loan,  such REO  Property  shall  (except as otherwise  expressly  provided herein)  be  considered  to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO
Property shall be sold.  Consistent with the foregoing for purposes of all  calculations  hereunder so long as such
REO Property  shall be considered  to be an  Outstanding  Mortgage  Loan it shall be assumed that,  notwithstanding that the indebtedness  evidenced by the related  Mortgage Note shall have been  discharged,  such Mortgage Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c)      In the event  that the Trust  Fund  acquires  any REO  Property  as  aforesaid  or  otherwise  in connection  with a default or imminent  default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall  dispose of such REO  Property as soon as  practicable,  giving due  consideration  to the  interests  of the
Certificateholders  and the Certificate  Insurer,  but in all cases, within three full years after the taxable year of its  acquisition  by the Trust Fund for purposes of Section  860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state  (including any state in which such property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable  state law and avoid taxes  resulting from such  property  failing to be  foreclosure  property  under  applicable  state law) or, at the expense of the Trust
Fund,  request,  more than 60 days before the day on which such grace period would otherwise  expire,  an extension of such grace  period  unless the Master  Servicer  (subject to Section  10.01(f))  obtains for the Trustee and the
Certificate  Insurer an Opinion of  Counsel,  addressed  to the  Trustee,  the  Certificate  Insurer and the Master
Servicer,  to the effect that the  holding by the Trust Fund of such REO  Property  subsequent  to such period will not result in the  imposition  of taxes on  “prohibited  transactions”  as  defined in Section  860F of the Code or cause any REMIC  created  hereunder to fail to qualify as a REMIC (for federal (or any  applicable  State or local)
income tax purposes) at any time that any Certificates  are outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions  contained in such Opinion of Counsel).  The Master  Servicer shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of
Counsel,  as provided in Section  3.10.  Notwithstanding  any other  provision of this  Agreement,  no REO Property acquired  by the Trust Fund  shall be rented  (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  “foreclosure  property”  within the meaning of Section  860G(a)(8)  of the Code or (ii)  subject any
REMIC  created  hereunder  to the  imposition  of any  federal  income  taxes on the  income  earned  from such REO
Property,  including any taxes  imposed by reason of Section  860G(c) of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d)      The proceeds of any Cash  Liquidation,  REO Disposition or purchase or repurchase of any Mortgage
Loan  pursuant  to the  terms  of this  Agreement,  as well as any  recovery  (other  than  Subsequent  Recoveries)
resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Master  Servicer or the related  Subservicer  in accordance with Section  3.10(a)(ii);  second, to the  Certificateholders  to the extent of accrued and unpaid interest on the
Mortgage  Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related Due Period  prior to the  Distribution
Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any deficiencies  with respect to such fees which result from the foregoing  allocation);  and fifth, to the Certificate  Insurer for  reimbursement for any payments made  pursuant  to the  Certificate  Guaranty  Insurance  Policy to the extent not  reimbursed  pursuant to Section
4.02(c)(iii) and sixth, to Foreclosure Profits.

         (e)      In the  event of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United
States Person,  in connection  with any  foreclosure  or  acquisition  of a deed in lieu of foreclosure  (together,
“foreclosure”)  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury  Regulation  Section1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

         (a)      Upon  becoming  aware of the  payment in full of any  Mortgage  Loan,  or upon the receipt by the
Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes, the  Master  Servicer  shall  immediately  notify  the  Trustee  (if it holds the  related  Custodial  File) or the
Custodian by a certification of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in connection  with such payment which are required to be deposited in the  Custodial  Account  pursuant to Section  3.07 have been or will be so  deposited),  substantially  in the form attached  hereto as Exhibit G, or, in the case of a Custodian,  an electronic  request in a form  acceptable to the
Custodian,  requesting  delivery to it of the Custodial File. Upon receipt of such  certification and request,  the
Trustee  shall  promptly  release,  or cause the  Custodian to release,  the related  Custodial  File to the Master
Servicer.   The  Master  Servicer  is  authorized  to  execute  and  deliver  to  the  Mortgagor  the  request  for reconveyance,  deed of reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of cancellation  thereon and to cause the removal from the  registration  on the MERS®  System of such  Mortgage and to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of  satisfaction  or cancellation  or of partial or full release,  including any  applicable  UCC  termination  statements.  No expenses incurred in connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the
Custodial Account or the Certificate Account.

         (b)      From time to time as is  appropriate  for the servicing or  foreclosure of any Mortgage Loan, the
Master Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the
Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage Loan under any Required
Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the  Custodial  File or any  document  therein  to the  Master  Servicer.  The  Master  Servicer  shall  cause each
Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated  and the  Liquidation  Proceeds  relating to the  Mortgage  Loan have been  deposited  in the  Custodial
Account or (ii)the  Custodial  File or such document has been  delivered  directly or through a  Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes of  initiating  or pursuing legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either  judicially or non-judicially,  and the  Master  Servicer  has  delivered  directly  or  through a  Subservicer  to the  Trustee a certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial
File or  such  document  was  delivered  and  the  purpose  or  purposes  of such  delivery.  In the  event  of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon the Trustee’s  receipt of notification  from the Master Servicer of the deposit of the related
Liquidation Proceeds in the Custodial Account.

         (c)      The  Trustee or the Master  Servicer on the  Trustee’s  behalf  shall  execute and deliver to the
Master Servicer,  if necessary,  any court pleadings,  requests for trustee’s sale or other documents  necessary to the  foreclosure  or trustee’s  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee’s sale.

         Section 3.16.     Servicing and Other Compensation; Compensating Interest.

         (a)      The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided  for by clauses  (iii),  (iv),  (v) and (vi) of Section  3.10(a), subject  to  clause  (e)  below.  The  amount of  servicing  compensation  provided  for in such  clauses  shall be accounted  for on a Mortgage  Loan-by-Mortgage  Loan  basis.  In the event  that  Liquidation  Proceeds,  Insurance
Proceeds and REO Proceeds (net of amounts  reimbursable  therefrom pursuant to Section 3.10(a)(ii)) in respect of a
Cash  Liquidation  or REO  Disposition  exceed  the unpaid  principal  balance of such  Mortgage  Loan plus  unpaid interest  accrued  thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage
Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  plus the  Certificate  Insurer
Premium  Modified Rate, the Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing  Fee considered to be accrued but unpaid.

         (b)      Additional  servicing  compensation  in the  form  of  assumption  fees,  late  payment  charges, investment  income on amounts in the Custodial  Account or the  Certificate  Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment charges  shall be  deposited  into the  Certificate  Account  and  shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

         (c)      The Master  Servicer shall be required to pay, or cause to be paid,  all expenses  incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and the  Custodian)  and shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

         (d)      The Master  Servicer’s  right to receive  servicing  compensation may not be transferred in whole or in part except in connection  with the transfer of all of its  responsibilities  and  obligations  of the Master
Servicer under this Agreement.

         (e)      Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master
Servicer  shall be entitled to receive for its  activities  hereunder  for the period  ending on each  Distribution
Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any) for such  Distribution
Date used to cover  Prepayment  Interest  Shortfalls as provided in Section 3.16(f) below.  Such reduction shall be applied  during  such  period as follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the Master
Servicer is  entitled  pursuant  to Section  3.10(a)(iii);  and  second,  to any income or gain  realized  from any investment  of funds held in the  Custodial  Account or the  Certificate  Account to which the Master  Servicer  is entitled  pursuant to Sections  3.07(c) or 4.01(b),  respectively.  In making such  reduction,  the Master Servicer shall not withdraw from the Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled  pursuant to Section  3.10(a)(iii)  and shall not withdraw  from the  Custodial  Account or
Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

         (f)      With respect to any  Distribution  Date,  Prepayment  Interest  Shortfalls on the Mortgage  Loans
will be covered first, by the Master Servicer,  but only to the extent such Prepayment  Interest  Shortfalls do not exceed Eligible Master Servicing Compensation.

         (g)      With respect to any  Distribution  Date,  Compensating  Interest  derived from a particular  Loan
Group shall be used on such  Distribution Date to cover any Prepayment  Interest  Shortfalls in such Loan Group and then to cover any  Prepayment  Interest  Shortfalls  on the other Loan Group,  in the same  manner and  priority as
Excess Cash Flow would cover such shortfalls pursuant to Section 4.02.

         Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than  fifteen  days after it  receives  a written  request  from the  Trustee,  the  Certificate
Insurer or the  Depositor,  the Master  Servicer  shall  forward to the Trustee,  the  Certificate  Insurer and the
Depositor a statement,  certified by a Servicing  Officer,  setting forth the status of the Custodial Account as of the close of business on such  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the  Mortgage  Loans for each  category  of deposit  specified  in Section  3.07 and each  category  of  withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master Servicer shall deliver to the Depositor,  the Certificate  Insurer and the Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor’s annual  report  on Form  10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and regulations  of the  Commission,  the date on which  the  annual  report on Form  10-K is  required  to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission,  (i) a servicing  assessment as described in Section 4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the
Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

                  (A)      A review of the Master  Servicer’s  activities  during the  reporting  period and of its performance under this Agreement has been made under such officer’s supervision.

                  (B)      To the best of such officer’s  knowledge,  based on such review, the Master Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

         Section 3.19.     Annual Independent Public Accountants’ Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Depositor’s  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified  Public  Accountants,  to  furnish  to the  Depositor,  the  Certificate  Insurer  and  the  Trustee  the
attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm may rely, as to matters  relating to the direct  servicing  of mortgage  loans by  Subservicers,  upon  comparable  statements  for examinations  conducted by independent  public accountants  substantially in accordance with standards  established by the  American  Institute of Certified  Public  Accountants  (rendered  within one year of such  statement)  with respect to such Subservicers.

         Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master  Servicer shall afford the Depositor and the Trustee,  upon  reasonable  notice,  during normal business  hours access to all records  maintained by the Master  Servicer in respect of its rights and  obligations hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the
Master Servicer shall furnish the Depositor with its most recent  financial  statements and such other  information as  the  Master  Servicer  possesses  regarding  its  business,  affairs,  property  and  condition,  financial  or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any Person or Persons  identified by the Depositor or Residential  Funding.  The  Certificate  Insurer hereby is so identified.  The  Depositor  may enforce the  obligation  of the Master  Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master  Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance by the Depositor or its designee.  Neither the
Depositor  nor the  Trustee  shall have the  responsibility  or  liability  for any action or failure to act by the
Master  Servicer  and they are not  obligated  to  supervise  the  performance  of the Master  Servicer  under this
Agreement or otherwise.

         Section 3.21.     [Reserved].

         Section 3.22.     Advance Facility.

         (a)      The Master  Servicer is hereby  authorized to enter into a financing or other  facility (any such arrangement,  an “Advance  Facility”)  under  which (1) the Master  Servicer  sells,  assigns or pledges to another
Person (an  “Advancing  Person”)  the Master  Servicer’s  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer’s  behalf,  the Master
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
(“Advance Reimbursement  Amounts”) and/or Servicing Advances including  Nonrecoverable Advances (“Servicing Advance
Reimbursement Amounts” and together with Advance Reimbursement Amounts,  “Reimbursement  Amounts”) (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set  forth in  Section  3.10(a)(ii)  and  (vii)  and remit  such  Reimbursement  Amounts  in accordance  with this Section  3.22 or otherwise in  accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an “Advance Facility  Trustee”)  designated by such Advancing  Person in an Advance Facility Notice  described below in Section  3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so directed  in writing,  the Trustee is hereby  authorized  to and shall pay to the Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications  of a Master  Servicer or a Subservicer  pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

         (b)      If the Master  Servicer  enters  into an Advance  Facility  and makes the  election  set forth in
Section  3.22(a),  the Master Servicer and the related  Advancing  Person shall deliver to the Certificate  Insurer and the Trustee a written notice and payment  instruction  (an “Advance  Facility  Notice”),  providing the Trustee with written  payment  instructions as to where to remit Advance  Reimbursement  Amounts and/or  Servicing  Advance
Reimbursement  Amounts  (each to the extent  such type of  Reimbursement  Amount is  included  within  the  Advance
Facility) on subsequent  Distribution  Dates. The payment  instruction  shall require the applicable  Reimbursement
Amounts to be  distributed  to the Advancing  Person or to an Advance  Facility  Trustee  designated in the Advance
Facility  Notice.  An Advance  Facility Notice may only be terminated by the joint written  direction of the Master
Servicer and the related  Advancing  Person (and any related Advance Facility  Trustee).  The Master Servicer shall provide the  Certificate  Insurer with notice of any termination of any Advance  Facility  pursuant to this section
3.22(b).

         (c)      Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or  Servicing
Advances  made with respect to the  Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse itself in  accordance  with Section  3.10(a)(ii)  and (vii) hereof,  assuming the Master  Servicer or the Advancing
Person had made the related  Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this Agreement,  no Person shall be  entitled  to  reimbursement  from  funds  held in the  Collection  Account  for  future  distribution  to
Certificateholders  pursuant to this  Agreement.  Neither  the  Depositor  nor the  Trustee  shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility  to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify  the  payment of  Reimbursement  Amounts to the  related
Advancing  Person or Advance  Facility  Trustee.  The Master  Servicer  shall maintain and provide to any successor master  servicer a  detailed  accounting  on a  loan-by-loan  basis as to amounts  advanced  by,  sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

         (d)      Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such  acknowledgments,  certificates,  and other documents  reasonably  satisfactory to the Trustee provided by the
Master  Servicer and reasonably  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or
Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master  Servicer  may cause to be made subject to
Advance  Facilities  pursuant to this  Section  3.22,  and such other  documents  in  connection  with such Advance
Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance Facility Trustee and
reasonably satisfactory to the Trustee.

         (e)      Reimbursement  Amounts  collected  with  respect  to each  Mortgage  Loan shall be  allocated  to outstanding  unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that  Mortgage
Loan on a “first-in, first out” (“FIFO”) basis, subject to the qualifications set forth below:

         (i)      Any successor  Master  Servicer to Residential  Funding (a “Successor  Master  Servicer”) and the
Advancing Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this Section  3.22(e) to the  reimbursement  of Advances and Servicing  Advances in the manner provided for herein;
provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing Advances with respect to any particular  Mortgage Loan are reimbursed from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation  Proceeds or Insurance  Proceeds,  if any, with respect to that
Mortgage Loan,  reimbursement  shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of  Advances  and/or  Servicing  Advances  related  to that  Mortgage  Loan to the  extent of the  interest  of the
Advancing  Person or Advance  Facility  Trustee in such Advances and/or  Servicing  Advances,  second to the Master
Servicer in respect of Advances  and/or  Servicing  Advances  related to that  Mortgage  Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the Successor Master
Servicer in respect of any other  Advances  and/or  Servicing  Advances  related to that Mortgage  Loan,  from such sources as and when collected,  and (B)  reimbursements of Advances and Servicing  Advances that are Nonrecoverable
Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and any such  Successor  Master  Servicer,  on the  other  hand,  on the  basis  of the  respective  aggregate  outstanding unreimbursed  Advances and Servicing  Advances  that are  Nonrecoverable  Advances  owed to the  Advancing  Person,
Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor
Master  Servicer,  on the other  hand,  and  without  regard to the date on which any such  Advances  or  Servicing
Advances  shall have been  made.  In the event  that,  as a result of the FIFO  allocation  made  pursuant  to this
Section  3.22(e),  some or all of a Reimbursement  Amount paid to the Advancing  Person or Advance Facility Trustee relates  to  Advances  or  Servicing  Advances  that were made by a Person  other than  Residential  Funding or the
Advancing  Person or Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility  Trustee shall be required  to remit any  portion  of such  Reimbursement  Amount to the  Person  entitled  to such  portion  of such
Reimbursement  Amount.  Without  limiting  the  generality  of the  foregoing,  Residential  Funding  shall  remain entitled to be  reimbursed  by the  Advancing  Person or Advance  Facility  Trustee for all Advances and  Servicing
Advances  funded by Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged  to an  Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing  any  Advance
Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan  information  with  respect to each  Reimbursement  Amount  distributed  to such  Advancing  Person or
Advance Facility Trustee on each date of remittance  thereof to such Advancing Person or Advance Facility  Trustee, to enable the  Advancing  Person or Advance  Facility  Trustee to make the FIFO  allocation  of each  Reimbursement
Amount with respect to each Mortgage Loan.

         (ii)     By way of  illustration,  and not by way of limiting  the  generality  of the  foregoing,  if the
Master  Servicer  resigns or is  terminated at a time when the Master  Servicer is a party to an Advance  Facility, and is replaced by a Successor  Master  Servicer,  and the Successor  Master  Servicer  directly  funds Advances or
Servicing  Advances  with  respect to a  Mortgage  Loan and does not  assign or pledge  the  related  Reimbursement
Amounts to the related  Advancing Person or Advance  Facility  Trustee,  then all payments and recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan
(including  Insurance  Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related  Reimbursement  Amounts attributable to such Mortgage  Loan that are owed to the Master  Servicer and the  Advancing  Person,  which were made prior to any
Advances or Servicing  Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full, at which point the Successor  Master  Servicer shall be entitled to retain all related  Reimbursement  Amounts  subsequently collected  with respect to that Mortgage Loan  pursuant to Section 3.10 of this  Agreement.  To the extent that the
Advances or Servicing  Advances are  Nonrecoverable  Advances to be  reimbursed on an aggregate  basis  pursuant to
Section  3.10 of this  Agreement,  the  reimbursement  paid in this manner  will be made pro rata to the  Advancing
Person or Advance  Facility  Trustee,  on the one hand, and the Successor  Master  Servicer,  on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances  and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

         (g)      Any  amendment  to this  Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate to effect the terms of an Advance  Facility as described  generally in this Section 3.22, including  amendments  to add  provisions  relating  to a successor  master  servicer,  may be entered  into by the
Trustee,  the  Depositor  and the Master  Servicer  with the  consent of the  Certificate  Insurer  but without the consent of any  Certificateholder,  with written  confirmation  from each Rating Agency that the amendment will not result in the reduction of the ratings on any Class of the  Certificates  (without giving effect to the Certificate
Guaranty  Insurance  Policy) below the lesser of the  then-current  or original  ratings on such  Certificates  and delivery of an Opinion of Counsel as required under Section 11.01(c),  notwithstanding  anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any  Successor  Master
Servicer or any other Person  might  otherwise  have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances  or  Servicing  Advances  that have been  sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)      At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or  Servicing
Advances (as the case may be) and the  Advancing  Person or related  Advance  Facility  Trustee shall have received
Reimbursement  Amounts  sufficient  in the aggregate to reimburse all Advances  and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were assigned to the Advancing  Person,  then upon the delivery of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its  successor or assign) to the
Trustee  terminating  the Advance  Facility Notice (the “Notice of Facility  Termination”),  the Master Servicer or
its Successor  Master  Servicer  shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

         (j)      After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility Notice has been  terminated by a Notice of Facility  Termination,  this Section 3.22 may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

         (a)      The Master  Servicer  acting as agent of the Trustee  shall  establish and maintain a Certificate
Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M.
New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account  pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, (v) an amount equal to the Certificate  Insurer Premium  payable for such  Distribution  Date, and
(vi) other amounts  constituting  the Available  Distribution  Amount for the immediately  succeeding  Distribution
Date. In addition,  as and to the extent  required  pursuant to Section  4.11(b),  the Trustee shall  withdraw from the Insurance  Account any Insured  Payment then on deposit in the  Insurance  Account and deposit such amount into the Certificate Account.

         (b)      On each Distribution  Date, prior to making any other  distributions  referred to in Section 4.02 herein,  the Trustee shall  withdraw  from the  Certificate  Account and pay to the  Certificate  Insurer,  by wire transfer of immediately  available funds to the Certificate  Insurer Account,  the Certificate  Insurer Premium for
such  Distribution  Date.  On or prior to the Business Day  immediately  following  each  Determination  Date,  the
Master Servicer shall determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the
Supplemental Interest Trust Trustee in writing of the amount so calculated.

         (c)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest  or  cause  the institution  maintaining  the  Certificate  Account to invest  the funds in the  Certificate  Account in  Permitted
Investments  designated in the name of the Trustee for the benefit of the  Certificateholders  and the  Certificate
Insurer,  which shall mature not later than the Business Day next  preceding the  Distribution  Date next following the date of such  investment  (except that (i) if such  Permitted  Investment is an  obligation of the  institution that  maintains  such  account  or fund for which  such  institution  serves  as  custodian,  then  such  Permitted
Investment  may mature on such  Distribution  Date and (ii) any other  investment  may mature on such  Distribution
Date if the  Trustee  shall  advance  funds on such  Distribution  Date to the  Certificate  Account  in the amount payable on such investment on such  Distribution  Date,  pending  receipt  thereof to the extent  necessary to make distributions  on the  Certificates)  and shall not be sold or disposed of prior to  maturity.  All income and gain realized  from any such  investment  shall be for the  benefit of the Master  Servicer  and shall be subject to its withdrawal  or order  from time to time.  The  amount of any losses  incurred  in  respect of any such  investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

         Section 4.02.     Distributions.

         (a)      On each  Distribution  Date,  the Trustee (or the Paying  Agent on behalf of the  Trustee)  shall allocate and  distribute  the  Available  Distribution  Amount,  if any, for such date to the  interests  issued in respect of REMIC I, REMIC II and REMIC III as specified in this Section.

         (b)      (1)      On each  Distribution  Date,  the  REMIC I  Distribution  Amount  shall be  deemed to be distributed  by REMIC I to REMIC II on account of the REMIC I Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (2)      On each  Distribution  Date,  the  REMIC II  Distribution  Amount  shall be deemed to be distributed  by REMIC II to REMIC III on  account of the REMIC II Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (3)      On each  Distribution  Date, the REMIC III  Distribution  Amount shall be deemed to have been  distributed  by REMIC III to the  Certificateholders  on  account  of the REMIC III  Regular  Interests represented thereby in the amounts and with the priorities set forth in the definition thereof.

                  (4)      On each  Distribution  Date,  the  amount,  if any,  deemed  received  by the  Class  SB
      Certificates  in respect of REMIC III Regular  Interest IO and under the SB-A Swap Agreement  shall be deemed to have been  paid on  behalf  of the  Class SB  Certificates  by the  Supplemental  Interest  Trust  Trustee
      pursuant  to  Section  4.10 in  respect  of the Net  Swap  Payment  owed to the  Swap  Counterparty.  On each
      Distribution  Date, the amount,  if any,  received by the  Supplemental  Interest Trust Trustee from the Swap
      Counterparty  in respect of the Swap  Agreement  shall be deemed to have been  received  by the  Supplemental
      Interest Trust Trustee on behalf of the Class SB  Certificate.  On each  Distribution  Date,  amounts paid to the Class A  Certificates  pursuant  to Section  4.02(c)(vii)  in respect  of Basis Risk  Shortfall  shall be deemed to have been paid by the Class SB Certificateholders pursuant to the SB-A Swap Agreement.

         (c)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee or (y) the Paying
Agent  appointed  by  the  Trustee  and  the  Supplemental  Interest  Trust  Trustee,   shall  distribute  to  each
Certificateholder  of record on the next preceding  Record Date (other than as provided in Section 9.01  respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of
such   Certificateholder   at  a  bank  or  other  entity  having   appropriate   facilities   therefor,   if  such
Certificateholder  has so  notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be, or, if such
Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date, by check mailed
to  such   Certificateholder   at  the  address  of  such  Holder  appearing  in  the  Certificate   Register  such
Certificateholder’s  share  (which  share  with  respect  to each  Class  of  Certificates,  shall  be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the  following  amounts),  in the  following  order  of  priority,  in each  case to the  extent  of the  Available
Distribution  Amount on  deposit in the  Certificate  Account  (except,  with  respect to clause (i) below,  to the extent of and in the priority of the Class A Interest  Distribution  Priority) and the Supplemental  Interest Trust
Account  pursuant  to Section  4.10(c) or,  with  respect to clause  (xii)(B)  below,  to the extent of  prepayment charges on deposit in the Certificate Account:

                  (i)      to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable on the
Class A Certificates  with respect to such  Distribution  Date, plus any related  amounts accrued  pursuant to this clause (i) but remaining unpaid from any prior  Distribution  Date, which amount shall be allocated pursuant to the
Class A Interest Distribution  Priority,  being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

                  (ii)     [reserved];

                  (iii)    the Principal  Distribution  Amount shall be  distributed  as follows,  to be applied to reduce  the  Certificate  Principal  Balance  of the  applicable  Certificates  in each  case to the  extent of the remaining Principal Distribution Amount:

                           (A)      first,  concurrently,  the Group I Principal Distribution Amount,  sequentially
                  to  the  Class   A-I-1   Certificateholders,   Class   A-I-2   Certificateholders,   Class  A-I-3
                  Certificateholders  and Class A-I-4  Certificateholders,  in that  order,  in each case until the
                  Certificate  Principal  Balance  thereof  has been  reduced to zero,  and the Group II  Principal
                  Distribution  Amount,  to the Class  A-II  Certificateholders,  until the  Certificate  Principal
                  Balance thereof has been reduced to zero; and

                           (B)      second,  after  application of payments pursuant to clause (A) above, the Group
                  II Principal  Distribution Amount,  sequentially,  to the Class A-I-1  Certificateholders,  Class
                  A-I-2 Certificateholders,  Class A-I-3 Certificateholders and Class A-I-4 Certificateholders,  in
                  that order,  in each case until the  Certificate  Principal  Balance  thereof has been reduced to zero, or the Group I Principal Distribution Amount, to the Class A-II  Certificateholders,  until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv)     to the Certificate Insurer, the amount of any Cumulative Insurance Payments;

                  (v)      to the Class A  Certificateholders,  the amount of any  Prepayment  Interest  Shortfalls allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Prepayment  Interest  Shortfalls allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

                  (vi)     to the Class A  Certificateholders,  the amount of any  Prepayment  Interest  Shortfalls previously  allocated thereto remaining unpaid from prior  Distribution Dates together with interest thereon at the related  Pass-Through  Rate,  on a pro rata  basis  based  on  unpaid  Prepayment  Interest  Shortfalls  previously allocated thereto;

                  (vii)    concurrently,  (1) to the Class A-I  Certificateholders,  the amount of any unpaid Group
I Basis Risk  Shortfalls  allocated  thereto,  on a pro rata basis based on the amount of unpaid Group I Basis Risk
Shortfalls  allocated  thereto,  and (2) to the Class A-II  Certificateholders,  the amount of any unpaid  Group II
Basis Risk Shortfalls allocated thereto;

                  (viii)   to the Class A  Certificateholders,  Relief Act  Shortfalls  allocated  thereto for such
Distribution  Date,  on a pro rata basis based on Relief Act  Shortfalls  allocated  thereto for such  Distribution
Date;

                  (ix)     first, to the Class A  Certificateholders,  the principal portion of any Realized Losses previously  allocated  to  those  Certificates  and  remaining  unreimbursed,  on a pro rata  basis  based on their respective  principal  portion of any Realized  Losses  previously  allocated to those  Certificates  and remaining unreimbursed;

                  (x)      to the  Certificate  Insurer,  from the amount,  if any,  remaining  after the foregoing distributions, any amounts due and unpaid under the Insurance Agreement that remain unreimbursed;

                  (xi)     (x)      to  the   Supplemental   Interest   Trust  Account  for  payment  to  the  Swap
Counterparty, any Swap Termination Payments due to a Swap Counterparty Trigger Event;

                  (xii)    to the Class SB  Certificates,  (A) from the  amount,  if any,  of the Excess  Cash Flow remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II)the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date, and (III) for any  Distribution  Date
after the  Certificate  Principal  Balance  of each Class of Class A  Certificates  has been  reduced to zero,  the
Overcollateralization  Amount,  (B) from prepayment charges on deposit in the Certificate  Account,  any prepayment charges  received  on the  Mortgage  Loans  during the  related  Prepayment  Period and (C) from Net Swap  Payments received by the Supplemental  Interest Trust Trustee,  if any, the amount of such Net Swap Payments remaining after the foregoing distributions; and

                  (xiii)   to the Class R Certificateholders, the balance, if any, of the Excess Cash Flow.

         (d)      Notwithstanding  the  foregoing  clause (c),  upon the  reduction  of the  Certificate  Principal
Balance of a Class of Class A  Certificates  to zero,  such Class of  Certificates  will not be entitled to further distributions pursuant to Section 4.02.

         (e)      Each  distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as
Holder  thereof,  and the Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a “brokerage firm” or “indirect  participating firm”) for which it acts as agent.  Each  brokerage  firm  shall  be  responsible  for  disbursing  funds  to the  Certificate  Owners  that it represents.  None of the Trustee, the Certificate Registrar,  the Depositor,  the Certificate Insurer or the Master
Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (f)      Except as otherwise  provided in Section 9.01, if the Master  Servicer  anticipates  that a final distribution  with respect to any Class of  Certificates  will be made on a Distribution  Date, the Master Servicer shall,  no later than 40 days’ prior to such  Distribution  Date,  notify the Trustee  and the Trustee  shall,  not earlier  than  the 15th  day and not  later  than the 25th  day of the  month  preceding  such  Distribution  Date, distribute,  or cause to be distributed,  on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution  with respect to such Class of Certificates will be made on such  Distribution  Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the prior  calendar  month.  In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) do not surrender their  Certificates for final  cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates  to be withdrawn from the  Certificate
Account  and  credited to a separate  escrow  account  for the  benefit of such  Certificateholders  as provided in
Section 9.01(d).

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                           Reporting.

         (a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each
Distribution  Date the Master  Servicer  shall  forward to the  Trustee and the  Trustee  shall  forward by mail or otherwise  make  available  electronically  on its  website  (which may be  obtained  by any  Certificateholder  by telephoning  the Trustee at (800) 934-6802) to each Holder,  the Certificate  Insurer and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

                  (i)      the applicable Record Date,  Determination  Date and Distribution  Date, and the date on which the applicable Interest Accrual Period commenced;

                  (ii)     the  aggregate  amount  of  payments  received  with  respect  to  the  Mortgage  Loans, including prepayment amounts;

                  (iii)    the  Servicing  Fee  and  Subservicing  Fee  payable  to the  Master  Servicer  and  the
Subservicer;

                  (iv)     the amount of any other fees or expenses paid,  and the identity of the party  receiving such fees or expenses;

                  (v)      (A) the amount of such distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B) the aggregate  amount included  therein  representing
Principal Prepayments;

                  (vi)     the amount of such  distribution to Holders of such Class of  Certificates  allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

                  (vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

                  (viii)   the amount of any Advance by the Master  Servicer  with respect to the Group I Loans and
Group II Loans pursuant to Section 4.04;

                  (ix)     the  number and Stated  Principal  Balance of the Group I Loans,  the Group II Loans and
the Mortgage  Loans in the aggregate  after giving  effect to the  distribution  of principal on such  Distribution
Date;

                  (x)      the Certificate  Principal Balance of each Class of the  Certificates,  before and after giving effect to the amounts distributed on such Distribution Date;

                  (xi)     the  Certificate  Principal  Balance  of each  Class of Class A  Certificates  as of the
Closing Date;

                  (xii)    [reserved];

                  (xiii)   the number and Stated  Principal  Balance of the Mortgage  Loans after giving  effect to the distribution of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

                  (xiv)    on the basis of the most recent reports  furnished to it by Subservicers,  (A)the number and Stated  Principal  Balances of Group I Loans and Group II Loans that are  Delinquent  (1)30-59  days, (2) 60-89 days and (3) 90 or more days and the  number  and  Stated  Principal  Balances  of Group I Loans and Group II Loans
that are in foreclosure,  (B)the number and aggregate  principal  balances of the Group I Loans, Group II Loans and the Mortgage  Loans in the aggregate that are Reportable  Modified  Mortgage Loans that are in foreclosure  and are
REO Property,  indicating in each case capitalized  Mortgage Loans,  other Servicing  Modifications and totals, and
(C) for all Reportable  Modified Mortgage Loans, the number and aggregate  principal balances of the Group I Loans,
Group II Loans and the  Mortgage  Loans in the  aggregate  that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

                  (xv)     the amount,  terms and general  purpose of any Advance by the Master  Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

                  (xvi)    any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans during the Due Period or that have cumulatively become material over time;

                  (xvii)   any material  breaches of Mortgage  Loan  representations  or warranties or covenants in the Agreement;

                  (xviii)  the  number,  aggregate  principal  balance  and  Stated  Principal  Balance  of any REO
Properties with respect to the Group I Loans and Group II Loans;

                  (xix)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of
Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xx)     the aggregate  amount of Realized  Losses with respect to the Group I Loans and Group II
Loans for such  Distribution  Date and the  aggregate  amount of Realized  Losses with respect to the Group I Loans and Group II Loans incurred since the Cut-off Date;

                  (xxi)    the  aggregate  amount of any Insured  Payment  paid on such  Distribution  Date and the portion paid to each Class A Certificate,  the amount of any reimbursement  payment made to the Certificate Insurer on such Distribution Date pursuant to Section  4.02(c)(iii) and the amount of Cumulative  Insurance  Payments after giving effect to any such Insured Payment or any such reimbursement payment to the Certificate Insurer;

                  (xxii)   the Pass-Through  Rate on each Class of  Certificates,  the Group I Net WAC Cap Rate and
the Group II Net WAC Cap Rate;

                  (xxiii)  the  Group I Basis  Risk  Shortfalls,  Group II Basis  Risk  Shortfalls  and  Prepayment
Interest Shortfalls;

                  (xxiv)   the  Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount
following such Distribution Date;

                  (xxv)    the  number  and  aggregate  principal  balance  of the Group I Loans and Group II Loans repurchased under Section 4.07;

                  (xxvi)   the aggregate  amount of any  recoveries  with respect to the Group I Loans and Group II
Loans on previously foreclosed loans from Residential Funding;

                  (xxvii)  the  weighted  average  remaining  term to  maturity  of the  Group I Loans and Group II
Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxviii) the  weighted  average  Mortgage  Rates of the Group I Loans  and  Group II Loans  after giving effect to the amounts distributed on such Distribution Date;

                  (xxix)   the amount of any Net Swap Payment  payable to the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust,  any Net Swap Payment payable to the Swap  Counterparty,  any Swap
Termination  Payment payable to the Trustee on behalf of the  Supplemental  Interest Trust and any Swap Termination
Payment payable to the Swap Counterparty; and

                  (xxx)    the occurrence of the Stepdown Date;

                  (xxxi)   the aggregate  amount of Realized  Losses since the Cut-off Date for the Mortgage Loans;
and

                  (xxxii)  the current Sixty-Plus Delinquency Percentage.

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this Section  4.03(a),  the Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating Agency, the Master Servicer shall provide the information  relating to the Reportable  Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

         (b)      Within a  reasonable  period  of time  after it  receives  a written  request  from a Holder of a
Certificate,  other than a Class R Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R Certificate,  a statement containing the information set forth in clauses (iv)
and (v) of subsection (a) above  aggregated for such calendar year or applicable  portion thereof during which such
Person was a  Certificateholder.  Such  obligation of the Master Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Master  Servicer  pursuant to any requirements of the Code.

         (c)      Within a  reasonable  period of time after the Master  Servicer  receives a written  request from any  Holder of a Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall forward,  or cause to be  forwarded,  to each Person who at any time during the  calendar  year was the Holder of a
Class R Certificate,  a statement  containing the applicable  distribution  information  provided  pursuant to this
Section 4.03  aggregated  for such  calendar year or applicable  portion  thereof  during which such Person was the
Holder of a Class R  Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (d)      Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer’s  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

         (e)      The Master  Servicer  shall,  on behalf of the Depositor  and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission  thereunder,  including without  limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the
Trustee shall timely provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the Certificate
Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal  process and any other documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust
Fund that are received by a  Responsible  Officer of the Trustee,  (III) notice of all matters  that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the  Certificateholders,  other than those  matters that have been  submitted to a vote of the  Certificateholders  at the request of the Depositor or the  Master  Servicer,  and  (IV)  notice  of any  failure  of the  Trustee  to  make  any  distribution  to the
Certificateholders  as required pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability  with respect to the Master  Servicer’s  failure to properly  prepare or file such  periodic  reports resulting from or relating to the Master  Servicer’s  inability or failure to obtain any  information not resulting from the Master Servicer’s own negligence or willful misconduct.

         (f)      Any Form 10-K filed with the  Commission  in  connection  with this Section  4.03 shall  include, with respect to the Certificates relating to such 10-K:

                  (i)      A  certification,  signed by the senior officer in charge of the servicing  functions of the Master  Servicer,  in the form  attached  as  Exhibit  T-1  hereto or such  other  form as may be  required  or permitted by the Commission (the “Form 10-K  Certification”),  in compliance with Rules 13a-14 and 15d-14 under the
Exchange Act and any additional directives of the Commission.

                  (ii)     A report  regarding  its  assessment of  compliance  during the preceding  calendar year
with  all  applicable   servicing  criteria  set  forth  in  relevant   Commission   regulations  with  respect  to
mortgage-backed  securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing  the  certificates,  as well as  similar  reports  on  assessment  of  compliance received  from  other  parties  participating  in  the  servicing  function  as  required  by  relevant  Commission regulations,  as  described  in Item  1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

                  (iii)    With  respect to each  assessment  report  described  immediately  above,  a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in  Regulation  1122(b) of  Regulation AB and Section
3.19.

                  (iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

         (g)      In connection  with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

         (h)      This Section 4.03 may be amended in  accordance  with this  Agreement  without the consent of the
Certificateholders.

         (i)      The Trustee  shall make  available on the  Trustee’s  internet  website each of the reports filed with the  Commission  by or on behalf of the Depositor  under the Exchange  Act, as soon as reasonably  practicable upon delivery of such report to the Trustee.

         Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                           Servicer.

         (a)      Prior to the close of business on the Business Day next succeeding each  Determination  Date, the
Master Servicer shall furnish a written statement (which may be in a mutually  agreeable  electronic format) to the
Trustee,  the  Certificate  Insurer,  any Paying Agent and the Depositor  (the  information in such statement to be made available to  Certificateholders  by the Master Servicer on request)  (provided that the Master Servicer shall use its best  efforts to  deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second
Business  Day prior to the  Distribution  Date)  setting  forth (i) the  Available  Distribution  Amount,  (ii) the amounts  required to be withdrawn  from the Custodial  Account and deposited  into the  Certificate  Account on the immediately  succeeding  Certificate  Account Deposit Date pursuant to clause (iii) of Section  4.01(a),  (iii) the amount of Prepayment Interest Shortfalls,  Group I Basis Risk Shortfalls,  Group II Basis Risk Shortfalls, (iv) the
Net Swap  Payments and Swap  Termination  Payments,  if any,  for such  Distribution  Date and (v) the  Certificate
Insurer Premium and, if the Master Servicer  determines that an Insured Payment exists for such Distribution  Date, the amounts  needed to  complete  the Notice  related to such  Insured  Payment.  The  determination  by the Master
Servicer of such amounts shall,  in the absence of obvious  error,  be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee shall be protected in relying upon the same without any  independent  check or verification.

         (b)      On or before  2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date,  the  Master
Servicer  shall  either (i) remit to the Trustee  for deposit in the  Certificate  Account  from its own funds,  or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an  aggregate  amount equal to the sum of (A) the aggregate  amount of Monthly  Payments other than Balloon  Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the  Certificate  Insurer  Premium  Modified  Rate),  less the amount  of any  related  Servicing  Modifications,  Debt  Service  Reductions  or  Relief  Act  Shortfalls,  on the
Outstanding  Mortgage Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the related Due Period and not  received as of the close of business as of the related  Determination  Date;
provided  that no  Advance  shall be made if it would be a  Nonrecoverable  Advance  and (B) with  respect  to each
Balloon  Loan  delinquent  in  respect  of its  Balloon  Payment  as of  the  close  of  business  on  the  related
Determination  Date, an amount equal to the assumed  Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate  Insurer Premium  Modified Rate) that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal  (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate  Insurer Premium Modified
Rate)  received  from the related  Mortgagor  as of the close of business  on the  related  Determination  Date and allocable  to the Due Date  during  the  related  Due Period for each  month  until  such  Balloon  Loan is finally liquidated,  (ii) withdraw  from amounts on deposit in the  Custodial  Account and remit to the Trustee for deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such
Advance,  or (iii) make advances in the form of any  combination of clauses (i) and (ii)  aggregating the amount of such  Advance.  Any  portion of the Amount  Held for Future  Distribution  so used shall be  replaced by the Master
Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate
Account  Deposit  Date to the extent  that funds  attributable  to the  Mortgage  Loans that are  available  in the
Custodial  Account for deposit in the Certificate  Account on such  Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master Servicer shall be  entitled  to use any  Advance  made by a  Subservicer  as  described  in  Section  3.07(b)  that has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master
Servicer  pursuant  to  this  Section  4.04.  The  determination  by  the  Master  Servicer  that  it  has  made  a
Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance, shall be evidenced by a certificate of a Servicing  Officer  delivered to the  Depositor,  the  Certificate  Insurer and the
Trustee.  In the event that the Master  Servicer  determines  as of the  Business  Day  preceding  any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee and the
Certificate  Insurer of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,
New York time,  on such  Business  Day,  specifying  the  portion of such amount that it will be unable to deposit.
Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by
12:00 Noon,  New York time,  on such day the Trustee  shall have been  notified in writing (by  telecopy)  that the
Master Servicer shall have directly or indirectly  deposited in the Certificate  Account such portion of the amount of the  Advance as to which the  Master  Servicer  shall have given  notice  pursuant  to the  preceding  sentence, pursuant to Section  7.01,  (a)  terminate  all of the rights and  obligations  of the Master  Servicer  under this
Agreement  in  accordance  with  Section  7.01 and  (b)assume  the rights and  obligations  of the Master  Servicer hereunder,  including the obligation to deposit in the  Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution  Date.  The Trustee  shall  deposit  all funds it  receives  pursuant to this
Section 4.04(b) into the Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         (a)      Prior to each  Distribution  Date,  the  Master  Servicer  shall  determine  the total  amount of
Realized  Losses,  if any,  that  resulted  from  any  Cash  Liquidation,  Servicing  Modifications,  Debt  Service
Reduction,  Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest  portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers’ Certificate.

         (b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

                  (i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

                  (ii)    second,  in reduction  of the  Overcollateralization  Amount,  until such amount has been reduced to zero; and

                  (iii)   third,  for losses on the Group I Loans,  to the Class  A-I-1  Certificates,  Class A-I-2
                          Certificates,  Class  A-I-3  Certificates  and  Class  A-I-4  Certificates  on a pro rata basis,  based on their then outstanding  Certificate  Principal  Balances prior to giving effect  to  distributions  to be made on such  Distribution  Date,  until  the  aggregate
                          Certificate  Principal  Balance  of each  such  Class  has been  reduced  to zero and for losses on the  Group II Loans,  to the Class  A-II  Certificates,  until the  Certificate
                          Principal Balance thereof has been reduced to zero.

         (c)      An  allocation of a Realized  Loss on a “pro rata basis” among two or more  specified  Classes of
Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date in the case of an interest portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Class A Certificates  shall be made by reducing the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;  provided, that no such reduction  shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates  below the aggregate  Stated  Principal  Balance of the  Mortgage  Loans.  Allocations  of the  interest  portions of Realized
Losses  (other  than  any  interest  rate  reduction  resulting  from a  Servicing  Modification)  shall be made by operation  of the  definition  of  “Accrued  Certificate  Interest”  for each  Class  for such  Distribution  Date.
Allocations  of the interest  portion of a Realized Loss  resulting  from an interest rate  reduction in connection with a  Servicing  Modification  shall be made by  operation  of the  priority  of  payment  provisions  of Section
4.02(c).  Allocations  of the  principal  portion of Debt  Service  Reductions  shall be made by  operation  of the priority of payment  provisions of Section  4.02(c).  All Realized Losses and all other losses allocated to a Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage
Interests evidenced thereby.

         (d)      All Realized  Losses on the Mortgage  Loans shall be allocated on each  Distribution  Date to the
REMIC I Regular  Interests  and the REMIC II Regular  Interests as provided in the  definition  of REMIC I Realized
Losses and REMIC II Realized Losses, respectively.

         (e)      Realized Losses  allocated to the Excess Cash Flow or the  Overcollateralization  Amount pursuant to paragraphs  (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of Section 4.02(c) shall be deemed  allocated to the Class SB  Certificates.  Realized Losses in respect of Group I
Loans allocated to the Class SB Certificates  shall, to the extent such Realized Losses  represent  Realized Losses on an interest portion,  be allocated to REMIC III Regular Interest SB-IO-I.  Realized Losses in respect of Group I
Loans  allocated  to the Excess  Cash Flow  pursuant to  paragraph  (b) of this  Section  shall be deemed to reduce
Accrued  Certificate  Interest on REMIC III Regular Interest  SB-IO-I.  Realized Losses in respect of Group I Loans allocated to the  Overcollateralization  Amount  pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal  balance of REMIC III Regular  Interest  SB-PO-I until such principal  balance shall have been reduced to zero and  thereafter  to reduce  accrued  and unpaid  interest on REMIC III  Regular  Interest  SB-IO-I.
Realized  Losses in respect of Group II Loans  allocated  to the Class SB  Certificates  shall,  to the extent such
Realized  Losses  represent  Realized  Losses on an interest  portion,  be allocated to REMIC III Regular  Interest
SB-IO-II.  Realized Losses in respect of Group II Loans allocated to the Excess Cash Flow pursuant to paragraph (b)
of this Section shall be deemed to reduce  Accrued  Certificate  Interest on REMIC III Regular  Interest  SB-IO-II.
Realized  Losses in respect of Group II Loans allocated to the  Overcollateralization  Amount pursuant to paragraph
(b) of this Section shall be deemed first to reduce the principal  balance of REMIC III Regular  Interest  SB-PO-II until such principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid  interest on REMIC III Regular Interest SB-IO-II.

         Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers’  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements  imposed by such Sections 6050H, 6050J and
6050P of the Code.

         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         (a)      With respect to any Mortgage Loan that is  delinquent  in payment by 90 days or more,  the Master
Servicer  may,  at its  option,  purchase  such  Mortgage  Loan from the Trustee at the  Purchase  Price  therefor;
provided,  that such Mortgage Loan that becomes 90 days or more delinquent  during any given Calendar Quarter shall only be eligible for purchase  pursuant to this Section  during the period  beginning on the first  Business Day of the following  Calendar  Quarter,  and ending at the close of business on the  second-to-last  Business Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

         (b)      If at any time the  Master  Servicer  makes a payment to the  Certificate  Account  covering  the amount of the  Purchase  Price for such a Mortgage  Loan as provided in clause (a) above,  and the Master  Servicer provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the  request of the  Master  Servicer  without  recourse  to the Master  Servicer  which  shall  succeed to all the
Trustee’s  right,  title and  interest in and to such  Mortgage  Loan,  and all  security  and  documents  relative thereto.  Such  assignment  shall  be an  assignment  outright  and not for  security.  The  Master  Servicer  will thereupon own such  Mortgage,  and all such security and documents,  free of any further  obligation to the Trustee or the Certificateholders with respect thereto.

         Section 4.08.     [Reserved].

         Section 4.09.     [Reserved].

         Section 4.10.     Supplemental Interest Trust; Swap Agreement.

         (a)      On the Closing Date,  the  Supplemental  Interest  Trust Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the Supplemental Interest Trust Account and (ii)
for the  benefit  of the  Certificateholders,  cause  the  Supplemental  Interest  Trust  to  enter  into  the Swap
Agreement.  It is intended that the  Supplemental  Interest  Trust be classified for federal income tax purposes as a  grantor  trust  under  Subpart  E,  part I of  subchapter  J of  chapter  1 of the  Code,  of which the Class SB
Certificateholders  are owners,  rather than a partnership,  an  association  taxable as a corporation or a taxable mortgage  pool;  and the powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.

         (b)      The  Supplemental  Interest  Trust  Trustee  shall  deposit in the  Supplemental  Interest  Trust
Account all  payments  that are payable to the  Supplemental  Interest  Trust  under the Swap  Agreement.  Net Swap
Payments and Swap Termination  Payments (other than Swap Termination  Payments  resulting from a Swap  Counterparty
Trigger Event) payable by the Supplemental  Interest Trust to the Swap Counterparty  pursuant to the Swap Agreement shall  be  excluded  from  the  Available  Distribution  Amount  and  paid to the  Swap  Counterparty  prior to any distributions  to the  Certificateholders.  On  each  Distribution  Date,  such  amounts  will be  remitted  by the
Supplemental  Interest  Trust  Trustee  to the  Supplemental  Interest  Trust  Account  for  payment  to  the  Swap
Counterparty,  and such amounts (plus any amounts  deposited into the Supplemental  Interest Trust Account pursuant to Section  4.02(c)(xi))  shall be paid to the Swap Counterparty in the following order of priority:  first to make any Net Swap Payment owed to the Swap Counterparty  pursuant to the Swap Agreement for such Distribution  Date; and
second  to make any Swap  Termination  Payment  (not due to a Swap  Counterparty  Trigger  Event)  owed to the Swap
Counterparty  pursuant to the Swap Agreement for such  Distribution  Date.  For federal  income tax purposes,  such amounts paid to the  Supplemental  Interest Trust Account on each  Distribution  Date shall first be deemed paid to the  Supplemental  Interest  Trust Account in respect of REMIC III Regular  Interest IO to the extent of the amount distributable  on such REMIC III Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed  paid to the  Supplemental  Interest  Trust  Account  in  respect  of the  SB-A  Swap  Agreement.  Any  Swap
Termination  Payment triggered by a Swap Counterparty  Trigger Event owed to the Swap Counterparty  pursuant to the
Swap  Agreement will be  subordinated  to  distributions  to the Holders of the Class A Certificates a and shall be paid as set forth under Section 4.02.

         (c)      Net Swap Payments  payable by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee
on  behalf  of  the  Supplemental  Interest  Trust  pursuant  to the  Swap  Agreement  shall  be  deposited  by the
Supplemental  Interest  Trust  Trustee  into the  Supplemental  Interest  Trust  Account  and shall be  applied  in accordance  with Section 4.02.  Neither the Swap Agreement nor any Net Swap Payments  (including  Swap  Termination
Payments)  constitute a part of any REMIC  created  hereunder  and to the extent any Net Swap Payments are included as a part of Excess Cash Flow they are so for definition purposes only.

         (d)      Subject to Sections 8.01 and 8.02 hereof,  the  Supplemental  Interest  Trust  Trustee  agrees to comply  with the terms of the Swap  Agreement  and to enforce  the terms and  provisions  thereof  against the Swap
Counterparty  at the  written  direction  of the  Holders of  Certificates  entitled  to at least 51% of the Voting
Rights,   or  if  the   Supplemental   Interest   Trust  Trustee  does  not  receive  such   direction   from  such
Certificateholders, then at the written direction of Residential Funding.

         (e)      The  Supplemental  Interest  Trust  Account  shall be an Eligible  Account.  Amounts  held in the
Supplemental  Interest  Trust  Account from time to time shall  continue to constitute  assets of the  Supplemental
Interest Trust,  but not of the REMICs,  until released from the  Supplemental  Interest Trust Account  pursuant to this Section 4.10.  The  Supplemental  Interest  Trust  Account  constitutes  an “outside  reserve fund” within the
meaning  of  Treasury   Regulation  Section  1.860G-2(h)  and  is  not  an  asset  of  the  REMICs.  The  Class  SB
Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest
Trust Trustee shall keep records that accurately  reflect the funds on deposit in the  Supplemental  Interest Trust
Account.  The Supplemental  Interest Trust Trustee shall, at the written  direction of the Master Servicer,  invest amounts on deposit in the Supplemental Interest Trust Account in Permitted  Investments.  In the absence of written direction to the  Supplemental  Interest  Trust  Trustee from the Master  Servicer,  all funds in the  Supplemental
Interest Trust Account shall remain  uninvested.  Notwithstanding  the foregoing,  the Supplemental  Interest Trust
Account shall be terminated at such time when there are no payments due or payable pursuant to the Swap Agreement.

         (f)      The  Supplemental  Interest  Trust  Trustee  shall,  on behalf of the  holders  of each  Class of
Certificates  (other than the Class SB Certificates  and Class R Certificates)  enter into the SB-A Swap Agreement, with  itself,  on behalf of the  holders of the Class SB  Certificates.  The  holders of the Class SB  Certificates hereby  appoint the  Supplemental  Interest  Trust Trustee to act on their behalf with respect to entering into the
SB-A Swap  Agreement.  Pursuant to the SB-A Swap Agreement,  all holders of  Certificates  (other than the Class SB
Certificates  and Class R  Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the  holder of the Class SB  Certificates  an  aggregate  amount  equal to the  excess,  if any,  of (i) the amount payable on such  Distribution  Date on the REMIC III Regular  Interest  corresponding to such Class of Certificates over (ii) the amount payable on such Class of  Certificates  on such  Distribution  Date (such excess,  a “Class IO
Distribution  Amount”). In addition,  pursuant to the SB-A Swap Agreement,  the holder of the Class SB Certificates shall be treated as having  agreed to pay the related  Basis Risk  Shortfalls  to the  holders of the  Certificates
(other than the Class SB  Certificates  and Class R  Certificates)  in accordance with the terms of this Agreement.
Any payments to the  Certificates  from amounts deemed  received in respect of the SB-A Swap Agreement shall not be payments with respect to a “regular  interest” in a REMIC within the meaning of Code Section  860G(a)(1).  However, any payment from the  Certificates  (other than the Class SB Certificates  and Class R Certificates)  of a Class IO
Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates in respect of the REMIC III Regular  Interest  corresponding  to such Class of Certificates and as having been paid by such  holders to the  Supplemental  Interest  Trust  Account  pursuant to the SB-A Swap  Agreement.  Thus,  each
Certificate  (other than the Class R Certificates)  shall be treated as representing  not only ownership of regular interests  in REMIC III,  but also  ownership  of an  interest  in, and  obligations  with  respect  to, a notional principal contract.

         (g)      Upon the occurrence of an Early Termination  Date, the Supplemental  Interest Trust Trustee shall use  reasonable  efforts to appoint a successor swap  counterparty.  To the extent that the  Supplemental  Interest
Trust Trustee  receives a Swap Termination  Payment from the Swap  Counterparty,  the  Supplemental  Interest Trust
Trustee  shall apply such Swap  Termination  Payment to appoint a successor  swap  counterparty.  In the event that the Supplemental  Interest Trust receives a Swap Termination  Payment from the Swap  Counterparty and a replacement swap agreement or similar  agreement cannot be obtained within 30 days after receipt by the  Supplemental  Interest
Trust Trustee of such Swap Termination  Payment,  then the  Supplemental  Interest Trust Trustee shall deposit such
Swap Termination  Payment into a separate,  non interest bearing account and will, on each subsequent  Distribution
Date,  withdraw from the amount then  remaining on deposit in such reserve  account an amount equal to the Net Swap
Payment,  if any, that would have been paid to the  Supplemental  Interest Trust by the original Swap  Counterparty calculated  in  accordance  with the terms of the  original  Swap  Agreement,  and  deposit  such  amount  into the
Supplemental  Interest Trust Account for distribution on such  Distribution  Date pursuant to Section  4.02(c).  To the  extent  that the  Supplemental  Interest  Trust is  required  to pay a Swap  Termination  Payment  to the Swap
Counterparty,  any upfront payment  received from the  counterparty to a replacement swap agreement will be used to pay such Swap  Termination  Payment  prior to using any  portion  of the  Available  Distribution  Amount  for such
Distribution Date.

         (h)      The  Supplemental  Interest Trust Trustee is hereby  directed by the Depositor,  on or before the
Closing Date, to sign the Swap Agreement and the SB-A Swap Agreement on behalf of the  Supplemental  Interest Trust for the  benefit  of the  Certificateholders,  in the  form  presented  to it by the  Depositor.  The  Supplemental
Interest  Trust  Trustee  shall have no  responsibility  for the  contents,  adequacy  or  sufficiency  of the Swap
Agreement or the SB-A Swap Agreement,  including,  without limitation, any representations and warranties contained herein.

         (i)      The  Supplemental  Interest Trust Trustee is hereby  directed,  on the Closing Date, to remit the lesser of: (i) $630,000 and (ii) the amounts on deposit in the  Supplemental  Interest Trust received from the Swap
Counterparty pursuant to the Swap Agreement on the Closing Date to the Master Servicer.

         (j)      The  Supplemental  Interest Trust Trustee shall provide the  Certificate  Insurer  written notice promptly  upon  determining  that  there  are  insufficient  funds  to  make  any  Net  Swap  Payments  owed by the
Supplemental  Interest  Trust to the Swap  Counterparty.  The  Certificate  Insurer  may,  at its sole  discretion, advance any such required payments,  and the Supplemental  Interest Trust Trustee is hereby authorized to make such payments on behalf of the Certificate Insurer.

         Section 4.11.     The Certificate Guaranty Insurance Policy.

         (a)      If pursuant to Section  4.04(a)(v),  the Master  Servicer  determines  and notifies a Responsible
Officer of the Trustee in writing that an Insured  Payment is required  and the amount of such Insured  Payment for any  Distribution  Date,  the Trustee  shall  complete  the Notice and submit such  Notice in  accordance  with the
Certificate  Guaranty Insurance Policy to the Certificate  Insurer no later than 12:00 P.M., New York City time, on the second  Business Day  immediately  preceding each  Distribution  Date, as a claim for an Insured  Payment in an amount equal to such Insured Payment.

         (b)      The Trustee shall  establish  and maintain the Insurance  Account on behalf of the Holders of the
Class A  Certificates.  Upon receipt of an Insured  Payment from the  Certificate  Insurer on behalf of the Class A
Certificates,  the Trustee shall deposit such Insured Payment in the Insurance  Account.  All amounts on deposit in the Insurance  Account shall remain  uninvested with no liability for interest or other  compensation  thereon.  On each  Distribution  Date, the Trustee shall transfer any Insured  Payment then on deposit in the Insurance  Account to the Certificate Account and distribute such Insured Payment pursuant to Section 4.02.

         (c)      The Trustee shall (i) receive as attorney-in-fact  of each Class A Certificateholder  any Insured
Payment from the  Certificate  Insurer and (ii)  distribute such Insured Payment to the Class A Certificates as set forth in  subsection  (b) above.  Insured  Payments  disbursed  by the Trustee  from  proceeds  of the  Certificate
Guaranty  Insurance  Policy  shall  not be  considered  payment  by the  Trust  Fund  with  respect  to the Class A
Certificates,  nor shall such  disbursement  of such Insured  Payments  discharge the obligations of the Trust Fund with respect to the amounts thereof,  and the Certificate  Insurer shall become owner of such amounts to the extent covered by such Insured  Payments as the deemed  assignee of such Class A  Certificateholders.  The Trustee  hereby agrees on behalf of each Class A Certificateholder  (and each Class A  Certificateholder,  by its acceptance of its
Class A Certificates,  as applicable,  hereby agrees) for the benefit of the  Certificate  Insurer that the Trustee shall recognize that to the extent the  Certificate  Insurer pays Insured  Payments,  either directly or indirectly
(as by paying through the Trustee),  to the Class A Certificates,  the  Certificate  Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

         Section 4.12.     Posted Collateral Account

         (a)      On the Closing Date,  the  Supplemental  Interest Trust  Trustee,  on behalf of the  Supplemental
Interest  Trust,  shall  establish  and  maintain a Posted  Collateral  Account  pursuant  to the terms of the Swap
Agreement.

         (b)      The  Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  shall deposit in the Posted  Collateral  Account all  collateral  posted by the Swap  Counterparty  pursuant to Paragraph
13(g)(i) of the credit  support annex to the Swap  Agreement and held by the  Supplemental  Interest Trust Trustee, on behalf of the Supplemental  Interest Trust,  pursuant to the credit support annex to the Swap Agreement.  Assets deposited into the Posted  Collateral  Account (i) shall not be commingled or used with any other asset held by the
Supplemental  Interest  Trust Trustee and (ii) shall not be transferred to any other person or entity except as may be provided in the Swap Agreement.

         (c)      The Posted  Collateral  Account shall be an Eligible  Account.  The  Supplemental  Interest Trust
Trustee  shall,  at the  written  direction  of the  Master  Servicer,  invest  amounts  on  deposit  in the Posted
Collateral  Account in Permitted  Investments.  In the absence of written  direction to the  Supplemental  Interest
Trust Trustee from the Master Servicer, all funds in the Posted Collateral Account shall remain uninvested.

                                                     ARTICLE V

                                                 THE CERTIFICATES

         Section 5.01.     The Certificates.

        (a)      The  Class A  Certificates,  Class SB  Certificates  and Class R  Certificates  shall be substantially in the forms set forth in Exhibits A, C and D,  respectively,  and shall, on original issue, be executed and delivered by the Trustee to the Certificate  Registrar for  authentication and delivery to or upon the  order of the  Depositor  upon  receipt  by the  Trustee  or the  Custodian  of the  documents specified  in Section  2.01.  Each  Class of Class A  Certificates  shall be  issuable  in minimum  dollar denominations  of $100,000  and  integral  multiples of $1 in excess  thereof.  The Class SB  Certificates shall be issuable in registered,  certificated form in minimum percentage  interests of 5.00% and integral multiples  of  0.01%  in  excess  thereof.  The  Class R  Certificates  shall  be  issued  in  registered, certificated  form in minimum  percentage  interests of 20.00% and  integral  multiples of 0.01% in excess thereof;  provided,  however,  that one Class R  Certificate  of each Class will be  issuable to the REMIC
Administrator  as  “tax  matters  person”   pursuant  to  Section  10.01(c)  in  a  minimum   denomination
representing a Percentage  Interest of not less than 0.01%. The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.  Certificates  bearing the manual or facsimile  signatures  of  individuals  who were at any time the proper  officers of the Trustee shall bind the  Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of  authentication substantially in the form provided for herein executed by the Certificate  Registrar by manual  signature, and such certificate upon any Certificate shall be conclusive evidence,  and the only evidence,  that such
Certificate has been duly  authenticated  and delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

         (b)      The Class A  Certificates  shall  initially be issued as one or more  Certificates  registered in the name of the Depository or its nominee and, except as provided  below,  registration  of such  Certificates  may not be  transferred  by the Trustee  except to another  Depository  that agrees to hold such  Certificates  for the respective  Certificate  Owners  with  Ownership  Interests  therein.  The  Certificate  Owners  shall  hold  their respective  Ownership  Interests  in and to each Class A  Certificate  through  the  book-entry  facilities  of the
Depository  and,  except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such
Ownership  Interests.  All  transfers  by  Certificate  Owners  of  their  respective  Ownership  Interests  in the
Book-Entry  Certificates shall be made in accordance with the procedures  established by the Depository Participant or brokerage firm  representing such Certificate  Owner.  Each Depository  Participant shall transfer the Ownership
Interests only in the Book-Entry  Certificates of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates  shall be limited to those established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms representing such Certificate
Owners.  Multiple  requests and directions  from, and votes of, the Depository as Holder of any Class of Book-Entry
Certificates with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date in  connection  with solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the  Depository of such record date.

         If with respect to any  Book-Entry  Certificate  (i)(A) the Depositor  advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the Depositor is unable to locate a qualified  successor,  or (ii) (A) the
Depositor at its option advises the Trustee in writing that it elects to terminate the  book-entry  system for such
Book-Entry  Certificate  through  the  Depository  and (B)  upon  receipt  of  notice  from the  Depository  of the
Depositor’s  election  to  terminate  the  book-entry  system  for  such  Book-Entry  Certificate,  the  Depository
Participants holding beneficial interests in such Book-Entry  Certificates agree to initiate such termination,  the
Trustee  shall  notify all  Certificate  Owners of such  Book-Entry  Certificate,  through the  Depository,  of the occurrence of any such event and of the availability of Definitive  Certificates to Certificate  Owners  requesting the same.  Upon  surrender  to the  Trustee  of the  Book-Entry  Certificates  by the  Depository,  accompanied  by registration  instructions  from the  Depository  for  registration  of  transfer,  the  Trustee  shall  issue  the
Definitive Certificates.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner’s
Percentage  Interest in the related Class of Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with  directions for the  Certificate  Registrar to exchange or cause the exchange of the  Certificate
Owner’s  interest  in such  Class of  Certificates  for an  equivalent  Percentage  Interest  in  fully  registered definitive  form.  Upon receipt by the  Certificate  Registrar of  instructions  from the Depository  directing the
Certificate  Registrar to effect such exchange (such  instructions  to contain  information  regarding the Class of
Certificates  and the Certificate  Principal  Balance being  exchanged,  the Depository  Participant  account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive  Certificate,  and any other  information  reasonably  required by the Certificate  Registrar),  (i) the  Certificate  Registrar shall instruct  the  Depository  to reduce the related  Depository  Participant’s  account by the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and deliver,  in accordance with the registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner’s  Percentage  Interest in such Class of
Certificates  and  (iii)  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  a new
Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal Balance of such Class of
Certificates by the amount of the Definitive Certificates.

         None of the  Depositor,  the Master  Servicer or the Trustee  shall be liable for any actions taken by the
Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required under this Section  5.01 and may  conclusively  rely on, and shall be  protected in relying on, such  instructions.
Upon the issuance of Definitive  Certificates,  the Trustee and the Master  Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c)      Each of the  Certificates  is  intended  to be a  “security”  governed by Article8 of the Uniform
Commercial  Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

         Section 5.02.     Registration of Transfer and Exchange of Certificates.

         (a)      The Trustee  shall cause to be kept at one of the  offices or  agencies  to be  appointed  by the
Trustee in  accordance  with the  provisions  of Section  8.12 a  Certificate  Register  in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates and of transfers  and  exchanges  of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate
Registrar  for the purpose of  registering  Certificates  and transfers  and  exchanges of  Certificates  as herein provided.  The Certificate  Registrar,  or the Trustee,  shall provide the Master Servicer with a certified list of
Certificateholders as of each Record Date prior to the related Determination Date.

         (b)      Upon  surrender for  registration  of transfer of any  Certificate at any office or agency of the
Trustee  maintained  for such  purpose  pursuant to Section  8.12 and, in the case of any Class SB  Certificate  or
Class R  Certificate,  upon  satisfaction  of the  conditions  set forth below,  the Trustee  shall execute and the
Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

         (c)      At the option of the  Certificateholders,  Certificates  may be exchanged for other  Certificates of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be  exchanged  at any such office or agency.  Whenever  any  Certificates  are so  surrendered  for exchange the
Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver the Certificates of such Class which  the  Certificateholder  making  the  exchange  is  entitled  to  receive.  Every  Certificate  presented  or surrendered  for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d)      No transfer,  sale,  pledge or other disposition of a Class SB Certificate or Class R Certificate shall  be made  unless  such  transfer,  sale,  pledge  or  other  disposition  is  exempt  from  the  registration requirements of the Securities Act of 1933, as amended (the “1933 Act”),  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  Except as otherwise  provided in this Section  5.02(d),  in the event that a transfer of a Class SB  Certificate  or Class R  Certificate  is to be made,  (i) unless the Depositor directs the Trustee  otherwise,  the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the  Trustee  and the  Depositor  that such  transfer  may be made  pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Trust Fund, the  Depositor  or the  Master  Servicer,  and  (ii)  the  Trustee  shall  require  the  transferee  to  execute  a representation  letter,  substantially  in the  form of  Exhibit  I  hereto,  and the  Trustee  shall  require  the transferor to execute a representation  letter,  substantially in the form of Exhibit J hereto,  each acceptable to and in form and  substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the  Depositor and the
Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trustee, the Trust Fund,  the  Depositor or the Master  Servicer.  In lieu of the  requirements  set forth in the  preceding sentence,  transfers of Class SB Certificates  or Class R Certificates  may be made in accordance with this Section
5.02(d) if the  prospective  transferee of such a Certificate  provides the Trustee and the Master Servicer with an investment letter  substantially in the form of Exhibit N attached hereto,  which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which  investment  letter states that, among other things, such transferee (i) is a “qualified  institutional  buyer” as defined under Rule144A,  acting for its own account or the  accounts of other  “qualified  institutional  buyers” as defined  under Rule 144A,  and (ii) is aware that the proposed  transferor intends to rely on the exemption from registration  requirements under the 1933
Act  provided by Rule 144A.  The Holder of a Class SB  Certificate  or Class R  Certificate  desiring to effect any transfer,  sale,  pledge  or other  disposition  shall,  and does  hereby  agree to,  indemnify  the  Trustee,  the
Depositor,  the Certificate Insurer,  the Master Servicer and the Certificate  Registrar against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

         (e)      (i) In the case of any Class SB  Certificate  or Class R Certificate  presented for  registration in the name of any Person,  either (A) the Trustee  shall  require an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  the Certificate Insurer and the Master Servicer to the
effect that the  purchase or holding of such Class SB  Certificate  or Class R  Certificate  is  permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the
Trustee,  the  Depositor,  the Master  Servicer,  the  Certificate  Insurer or the Trust Fund to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor,  the
Master  Servicer,  the Certificate  Insurer or the Trust Fund, or (B) the prospective  transferee shall be required to provide the Trustee,  the Depositor,  the Certificate  Insurer and the Master  Servicer with a certification  to the effect set forth in Exhibit P (with respect to a Class SB Certificate)  or in paragraph  fifteen of Exhibit H-1
(with  respect  to  a  Class  R  Certificate),  which  the  Trustee  may  rely  upon  without  further  inquiry  or investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration  is requested is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the
Code, or any Person  (including an insurance  company  investing its general  accounts,  an investment  manager,  a named  fiduciary  or a  trustee  of any such  plan) who is using  “plan  assets”  of any such  plan to effect  such acquisition (each of the foregoing, a “Plan Investor”).

                  (ii)     Each  Holder  of a  Class A  Certificate  or any  interest  therein  acquired  by a Plan
Investor  as of any date  prior to the  termination  of the  Supplemental  Interest  Trust  shall be deemed to have represented,  by its acquisition or holding of such Certificate or any interest therein,  that at least one of PTCE
84-14,  90-1,  91-38,  95-60 or 96-23 or other  applicable  exemption  applies  to such  Holder's  right to receive payments from the Supplemental Interest Trust.

                  (iii)    If any  Certificate  (or  interest  therein) is acquired or held by any Person that does not satisfy the  conditions  described in paragraph  (i) or (ii), as  applicable,  above,  then the last  preceding
Transferee  that satisfies such  conditions  shall be restored,  to the extent  permitted by law, to all rights and obligations  as  Certificate  Owner  thereof  retroactive  to the date of such  Transfer of such  Certificate.  The
Trustee  shall be under no  liability  to any  Person  for  making any  payments  due on such  Certificate  to such preceding Transferee.

                  (iv)     Any purported  Certificate  Owner whose  acquisition or holding of any  Certificate  (or interest  therein) was effected in violation of the  restrictions  in this Section 5.02(e) shall indemnify and hold harmless  the  Depositor,  the  Trustee,  the Master  Servicer,  the  Certificate  Insurer,  any  Subservicer,  any
underwriter  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         (f)      (i)      Each Person who has or who  acquires  any  Ownership  Interest in a Class R  Certificate shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver  payments to a Person  other than such Person and to  negotiate  the terms of any  mandatory  sale under clause  (iii)(B)  below and to  execute  all  instruments  of  transfer  and to do all other  things  necessary  in connection  with  any  such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

                               (A)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall be a Permitted  Transferee  and shall  promptly  notify the  Trustee of any change or  impending change in its status as a Permitted Transferee.

                               (B)      In connection  with any proposed  Transfer of any  Ownership  Interest in a
Class R Certificate,  the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R
Certificate until its receipt of:

                                    (I)     an affidavit and agreement (a “Transfer  Affidavit and  Agreement,”  in the form attached hereto as Exhibit H-1) from the proposed  Transferee,  in form and substance  satisfactory to the
Master Servicer,  representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership  Interest in the Class R Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a  Permitted  Transferee,  that for so long as it retains  its
Ownership  Interest in a Class R Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a  certificate,  in the form  attached  hereto as Exhibit H-2, from the
Holder  wishing to transfer the Class R Certificate,  in form and substance  satisfactory  to the Master  Servicer, representing  and  warranting,  among  other  things,  that no purpose of the  proposed  Transfer  is to impede the assessment or collection of tax.

                               (C)      Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under  clause (B) above,  if a  Responsible  Officer of the  Trustee  who is assigned to this
Agreement  has actual  knowledge  that the proposed  Transferee  is not a Permitted  Transferee,  no Transfer of an
Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                               (D)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall  agree (x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such
Person  attempts to transfer its Ownership  Interest in a Class R Certificate and (y) not to transfer its Ownership
Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                               (E)      Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
Certificate,  by purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice
that  it  is  a   “pass-through   interest   holder”   within  the  meaning  of  Temporary   Treasury   Regulations
Section1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or
is holding an Ownership Interest in a Class R Certificate on behalf of, a “pass-through interest holder.”

                           (ii)     The Trustee shall  register the Transfer of any Class R Certificate  only if it shall have received the Transfer  Affidavit and Agreement,  a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other  documents as shall have been reasonably  required by the Trustee as a condition  to such  registration.  Transfers  of the Class R  Certificates  to  Non-United  States
Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                               (A)      If any  Disqualified  Organization  shall  become  a  holder  of a  Class R
Certificate,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such
Class R Certificate.  If a Non-United  States Person shall become a holder of a Class R Certificate,  then the last preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  If a
transfer  of  a  Class  R  Certificate  is  disregarded   pursuant  to  the  provisions  of  Treasury   Regulations
Section1.860E-1 or Section1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such
Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of  Transfer of a Class R  Certificate  that is in fact not  permitted  by this  Section  5.02(f) or for making any payments due on such  Certificate  to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                               (B)      If  any  purported   Transferee   shall  become  a  Holder  of  a  Class  R
Certificate  in  violation  of the  restrictions  in this  Section  5.02(f) and to the extent that the  retroactive restoration  of the rights of the Holder of such Class R Certificate  as described in clause  (iii)(A)  above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate,  to sell such Class R Certificate  to a purchaser  selected by the
Master  Servicer  on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall  promptly endorse and deliver each Class R Certificate  in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master  Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the commissions (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due,  if any,  will be  remitted  by the Master  Servicer  to such  purported  Transferee.  The terms and conditions  of any sale under  this  clause  (iii)(B)  shall be  determined  in the sole  discretion  of the Master
Servicer,  and the Master  Servicer  shall not be liable to any Person  having an  Ownership  Interest in a Class R
Certificate as a result of its exercise of such discretion.

                           (iii)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

                               (A)      as a  result  of  the  Transfer  of an  Ownership  Interest  in a  Class  R
Certificate  to any  Person  who is a  Disqualified  Organization,  including  the  information  regarding  “excess inclusions”  of such Class R  Certificates  required  to be provided to the  Internal  Revenue  Service and certain
Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                               (B)      as a result of any regulated  investment  company,  real estate  investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an  Ownership  Interest in a Class R  Certificate  having as among its record  holders at any time any Person who is a Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

                           (iv)     The provisions of this Section  5.02(f) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                               (A)      written consent of the Certificate  Insurer and written  notification  from each Rating Agency to the effect that the  modification,  addition to or  elimination of such  provisions  will not cause such Rating Agency to downgrade  its  then-current  ratings,  if any, of the Class A  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such  Certificates  as of the  Closing  Date by such
Rating Agency; and

                               (B)      a certificate of the Master  Servicer  stating that the Master Servicer has received an Opinion of Counsel,  in form and  substance  satisfactory  to the Master  Servicer,  to the effect that such  modification,  addition to or absence of such provisions will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC  created  hereunder  to be  subject to an  entity-level  tax caused  by the  Transfer  of any Class R  Certificate  to a Person  that is a  Disqualified  Organization  or (y) a
Certificateholder  or another  Person to be  subject to a  REMIC-related  tax caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

         (g)      No service charge shall be made for any transfer or exchange of  Certificates  of any Class,  but the Trustee may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h)      All  Certificates  surrendered  for transfer and exchange  shall be destroyed by the  Certificate
Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is  surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any  duplicate  Certificate  issued  pursuant to this Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a Certificate  for  registration  of transfer,  the  Depositor,  the Master
Servicer,  the Trustee,  the Certificate  Insurer,  the Certificate  Registrar and any agent of the Depositor,  the
Master Servicer,  the Certificate Insurer,  the Trustee or the Certificate  Registrar may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions pursuant  to  Section  4.02 and for all other  purposes  whatsoever,  except as and to the extent  provided  in the definition of  “Certificateholder,”  and neither the Depositor,  the Master Servicer,  the Certificate Insurer, the
Trustee,  the  Certificate  Registrar  nor any agent of the  Depositor,  the Master  Servicer,  the  Trustee or the
Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant to Section 4.02. In the event of any such  appointment,  on or prior to each  Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in Section  4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall  cause each  Paying  Agent to execute and  deliver to the Trustee an  instrument  in which such  Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the Certificateholders on the date of receipt by such Paying Agent.

                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section  7.01 or  Section  10.01 to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

         Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights
                           and Delegation of Duties by Master Servicer.

         (a)      The Depositor and the Master  Servicer shall each keep in full effect its  existence,  rights and franchises as a corporation  under the laws of the state of its  incorporation  and as a limited  liability company under  the  laws  of the  state  of  its  organization,  respectively,  and  will  each  obtain  and  preserve  its qualification  to do  business  as a  foreign  corporation  or other  Person  in each  jurisdiction  in which  such qualification  is or shall be  necessary  to  protect  the  validity  and  enforceability  of this  Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b)      Any Person into which the  Depositor  or the Master  Servicer  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the
Depositor or the Master  Servicer  shall be a party,  or any Person  succeeding to the business of the Depositor or the  Master  Servicer,  shall  be the  successor  of the  Depositor  or the  Master  Servicer,  as the case may be, hereunder,  without  the  execution  or filing of any paper or any  further  act on the part of any of the  parties hereto,  anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however, that the successor or surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided  further that (i) the Master Servicer (or the Depositor,  as applicable)  shall notify each  Rating  Agency,  the  Trustee  and the  Certificate  Insurer  in writing of any such  merger,  conversion  or consolidation  at least 30 days prior to the effective  date of such event and (ii) each Rating  Agency’s  ratings, if any, of the Class A Certificates in effect  immediately  prior to such merger or  consolidation  (without taking into account the Certificate  Insurance  Guaranty  Policy) will not be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master
Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided  that the
Person  accepting such assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory to the Trustee,  the  Certificate  Insurer and the
Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor,  the  Certificate
Insurer  and the  Trustee an  agreement,  in form and  substance  reasonably  satisfactory  to the  Depositor,  the
Certificate  Insurer  and the  Trustee,  which  contains  an  assumption  by such  Person  of the due and  punctual performance  and  observance  of each  covenant and  condition  to be performed or observed by the Master  Servicer under this Agreement;  provided  further that each Rating Agency’s rating of the Classes of Certificates  that have been rated in effect  immediately  prior to such  assignment  and  delegation  (without  taking  into  account  the
Certificate  Guaranty Insurance Policy) will not be qualified,  reduced or withdrawn as a result of such assignment and  delegation  (as  evidenced  by a letter to such  effect  from  each  Rating  Agency).  In the case of any such assignment  and  delegation,  the Master  Servicer  shall be released from its  obligations  under this  Agreement, except that the Master Servicer shall remain liable for all  liabilities  and obligations  incurred by it as Master
Servicer  hereunder prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next  preceding  sentence.  Notwithstanding  the  foregoing,  in the event of a pledge or  assignment by the Master
Servicer  solely of its rights to purchase all assets of the Trust Fund under Section  9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the  Mortgage  Loans and property  acquired  related to such  Mortgage
Loans or its rights to purchase the  Certificates  related  thereto),  the  provisos of the first  sentence of this paragraph will not apply.

         Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties,  representations  or covenants  made herein or any liability which  would  otherwise  be  imposed  by reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the
Master  Servicer and any director,  officer,  employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be  indemnified  by the Trust Fund and held harmless  against any loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of  duties  hereunder  or by reason of  reckless  disregard  of  obligations  and  duties  hereunder.  Neither  the
Depositor nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal or administrative  action,  proceeding,  hearing or examination that is not incidental to its respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the
Depositor  or the  Master  Servicer  may in its  discretion  undertake  any such  action,  proceeding,  hearing  or examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the  Certificateholders  or the Certificate  Insurer hereunder.  In such event, the legal  expenses  and costs of such action,  proceeding,  hearing or  examination  and any  liability  resulting therefrom  shall be expenses,  costs and  liabilities of the Trust Fund, and the Depositor and the Master  Servicer
shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial Account as provided by Section 3.10 and, on the Distribution  Date(s) following such  reimbursement,  the aggregate of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each
Class  entitled  thereto  in the same  manner as if such  expenses  and costs  constituted  a  Prepayment  Interest
Shortfall.

         Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of Section 6.02,  neither the  Depositor nor the Master  Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master  Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect  delivered to the Trustee and the  Certificate  Insurer.  No such  resignation  by the Master
Servicer  shall  become  effective  until the  Trustee  or a  successor  servicer  shall  have  assumed  the Master
Servicer’s responsibilities and obligations in accordance with Section 7.02.

                                                    ARTICLE VII

                                                      DEFAULT

         Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

                  (i)      the Master  Servicer  shall fail to distribute or cause to be  distributed to Holders of
         Certificates  of any Class any  distribution  required to be made under the terms of the  Certificates  of such Class and this  Agreement and, in either case,  such failure shall  continue  unremedied for a period of 5 days  after the date upon  which  written  notice  of such  failure,  requiring  such  failure  to be remedied,  shall have been given to the Master  Servicer by the Trustee,  the  Certificate  Insurer or the
         Depositor or to the Master  Servicer,  the  Depositor  and the Trustee by the Holders of  Certificates  of
         such Class evidencing Percentage Interests aggregating not less than 25%; or

                  (ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any
         Class or in this  Agreement and such failure  shall  continue  unremedied  for a period of 30 days (except that  such  number  of days  shall be 15 in the case of a  failure  to pay the  premium  for any  Required
         Insurance  Policy)  after the date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee,  the  Certificate  Insurer or the
         Depositor,  or to the Master  Servicer,  the Depositor and the Trustee by the Holders of  Certificates  of
         any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

                  (iii)    a decree or order of a court or agency or supervisory  authority having  jurisdiction in the premises in an involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or appointing a conservator or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and  liabilities,  or similar proceedings  of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the Master Servicer; or

                  (v)      the Master  Servicer shall admit in writing its inability to pay its debts  generally as they  become  due,  file a  petition  to take  advantage  of, or  commence a  voluntary  case  under,  any applicable insolvency or reorganization  statute, make an assignment for the benefit of its creditors,  or voluntarily suspend payment of its obligations; or

                  (vi)     the Master  Servicer  shall  notify the Trustee  pursuant to Section  4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses  (i)-(v) of this Section shall occur,  then,  and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee shall at the direction of the Certificate Insurer (unless a Certificate  Insurer Default is continuing,  in which  case at the  direction  of the  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights by notice in  writing  to the  Master  Servicer  (and to the  Depositor  and the  Certificate  Insurer if given by the
Trustee or to the Trustee and the  Certificate  Insurer if given by the  Depositor)),  terminate  all of the rights and  obligations  of the Master  Servicer  under this  Agreement and in and to the Mortgage  Loans and the proceeds thereof,  other than its rights as a  Certificateholder  hereunder;  provided,  however,  that a  successor  to the
Master  Servicer is appointed  pursuant to Section 7.02 and such successor  Master Servicer shall have accepted the duties  of  Master  Servicer  effective  upon the  resignation  of the  Master  Servicer.  If an  Event of  Default
described in clause (vi) hereof  shall  occur,  the Trustee  with the written  consent of the  Certificate  Insurer shall, by notice to the Master Servicer,  the Certificate Insurer and the Depositor,  immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof) or the Mortgage
Loans or otherwise,  shall  subject to Section 7.02 pass to and be vested in the Trustee or the Trustee’s  designee appointed  pursuant to Section 7.02; and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of the Master Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the
Mortgage Loans and related  documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee (or its designee) as successor Master Servicer in effecting the termination of the Master  Servicer’s  responsibilities
and  rights  hereunder,   including,  without  limitation,  the  transfer  to  the  Trustee  or  its  designee  for administration  by it of all cash  amounts  which  shall at the time be credited  to the  Custodial  Account or the
Certificate  Account or  thereafter  be received  with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any  liability  that it would  otherwise  have  hereunder  for any act or omission prior  to  the  effective  time  of  such  termination.  Notwithstanding  any  termination  of  the  activities  of
Residential  Funding in its  capacity  as Master  Servicer  hereunder,  Residential  Funding  shall be  entitled to receive,  out of any late  collection  of a Monthly  Payment on a  Mortgage  Loan which was due prior to the notice terminating  Residential  Funding’s  rights and  obligations as Master  Servicer  hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi)
and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding hereunder  the  entitlement  to  which  arose  prior  to the  termination  of its  activities  hereunder.  Upon the termination of Residential  Funding as Master  Servicer  hereunder the Depositor  shall deliver to the Trustee,  as successor Master Servicer,  a copy of the Program Guide and upon the request of the Certificate  Insurer, a copy of the Program Guide to the Certificate Insurer.

         Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

         (a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section
7.01 or  resigns  in  accordance  with  Section  6.04,  so long  as no  Certificate  Insurer  Default  exists,  the
Certificate  Insurer may appoint a successor Master Servicer,  and if the Certificate Insurer fails to do so within
30 days or a Certificate  Insurer  Default exists,  the Trustee or, upon notice to the Certificate  Insurer and the
Depositor and with the Depositor’s  consent and, so long as no Certificate  Insurer Default exists, the Certificate
Insurer’s  consent (which  consent shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the  Trustee,  shall be the  successor  in all  respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto  placed on the Master  Servicer  (except for the responsibilities,  duties and  liabilities  contained in Sections  2.02 and 2.03(a),  excluding  the duty to notify related  Subservicers  as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred  prior  to such  notice  or  termination  on the  investment  of  funds in the  Custodial  Account  or the
Certificate  Account  pursuant to  Sections  3.07(c) and  4.01(b) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or  responsibilities  caused by the preceding  Master  Servicer’s failure  to provide  information  required  by  Section  4.04  shall not be  considered  a default  by the  Trustee hereunder as successor Master Servicer.  As compensation  therefor,  the Trustee as successor Master Servicer shall be entitled to all funds  relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the Custodial  Account or the  Certificate  Account if the Master Servicer had continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable to the Mortgage  Loans held in the  Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then  notwithstanding  the above, so long as no  Certificate  Insurer  Default  exists,  the  Certificate  Insurer  may  appoint a  successor  Master
Servicer,  and if the  Certificate  Insurer fails to do so within 30 days or a Certificate  Insurer Default exists, the Trustee may, if it shall be unwilling to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established housing and home finance institution,  which is also a
Fannie  Mae  or  Freddie  Mac-approved  mortgage  servicing  institution,  having  a net  worth  of not  less  than
$10,000,000  as the  successor  to the  Master  Servicer  hereunder  in the  assumption  of all or any  part of the responsibilities,  duties or liabilities of the Master Servicer  hereunder.  Pending  appointment of a successor to the Master  Servicer  hereunder,  the Trustee shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such arrangements  for the  compensation  of such  successor out of payments on Mortgage  Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master
Servicer  hereunder.  The  Depositor,  the  Trustee,  the  Custodian  and such  successor  shall take such  action, consistent  with this  Agreement,  as shall be necessary to effectuate any such  succession.  Any successor  Master
Servicer  appointed  pursuant to this Section 7.02 shall not receive a Servicing Fee with respect any Mortgage Loan not  directly  serviced  by the Master  Servicer on which the  Subservicing  Fee (i) accrues at a rate of less than
0.50% per  annum and (ii) has to be  increased  to a rate of 0.50%  per annum in order to hire a  Subservicer.  The
Master  Servicer  shall pay the  reasonable  expenses  of the Trustee in  connection  with any  servicing  transfer hereunder.

         (b)      In connection with the termination or resignation of the Master  Servicer  hereunder,  either (i)
the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS’ rules and  regulations,  or (ii)the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of  Mortgage  that may be  required  under this  subsection(b).  The  successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

         Section 7.03.     Notification to Certificateholders.

         (a)      Upon any such  termination  or  appointment  of a successor to the Master  Servicer,  the Trustee shall give  prompt  written  notice  thereof to the  Certificate  Insurer  and to the  Certificateholders  at their respective addresses appearing in the Certificate Register.

         (b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee shall transmit by mail to all Holders of  Certificates  and the Certificate  Insurer notice of each such Event of Default  hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

         Section 7.04.     Waiver of Events of Default.

         The  Certificate  Insurer or the Holders  representing  at least 66% of the Voting Rights of  Certificates affected by a default or Event of Default  hereunder,  with the written consent of the Certificate  Insurer,  which consent shall not be unreasonably  withheld,  may waive any default or Event of Default;  provided,  however,  that
(a) a default or Event of Default  under clause (i) of Section  7.01 may be waived with the written  consent of the
Certificate  Insurer,  only by all of the  Holders of  Certificates  affected  by such  default or Event of Default
(which Voting Rights of the Class A  Certificateholders  may be exercised by the  Certificate  Insurer  without the consent of such  Holders and may only be exercised by Holders  with the prior  written  consent of the  Certificate
Insurer so long as there is no Certificate  Insurer  Default) and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates  in the manner set forth in Section  11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default  by the  Certificate  Insurer or the  Holders  representing  the  requisite percentage  of Voting Rights of  Certificates  affected by such default or Event of Default with the consent of the
Certificate  Insurer,  which consent  shall not be  unreasonably  withheld,  such default or Event of Default shall cease to exist and shall be  deemed to have been  remedied  for  every  purpose  hereunder.  No such  waiver  shall extend to any  subsequent or other  default or Event of Default or impair any right  consequent  thereon  except to the extent expressly so waived.

         Section 7.05.     Servicing Trigger; Removal of Master Servicer.

         (a)      Upon  determination  by the  Certificate  Insurer  that a  Servicing  Trigger has  occurred,  the
Certificate  Insurer shall give written notice of such  Servicing  Trigger to the Master  Servicer,  the Depositor,
the Trustee and to each Rating Agency.

         (b)      At any  time  after  such  determination  and  while  a  Servicing  Trigger  is  continuing,  the
Certificate  Insurer may direct the Trustee in writing to remove the Master  Servicer  if the  Certificate  Insurer makes  a  determination  that  the  manner  of  master  servicing  was a  factor  contributing  to the  size of the delinquencies or losses incurred in the Trust Fund.

         (c)      Upon receipt of directions to remove the Master  Servicer  pursuant to the preceding  clause (b), the  Trustee  shall  notify the Master  Servicer  that it has been  terminated  and the  Master  Servicer  shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

         (d)      After notice of  occurrence of a Servicing  Trigger has been given and while a Servicing  Trigger is  continuing,  until and unless the Master  Servicer  has been  removed as  provided  in clause  (b),  the Master
Servicer  covenants  and agrees to act as the  Master  Servicer  for a term from the  occurrence  of the  Servicing
Trigger  to the end of the  Calendar  Quarter  in  which  such  Servicing  Trigger  occurs,  which  term may at the
Certificate  Insurer’s  discretion  be  extended  by written  notice to the  Trustee  and the Master  Servicer  for successive  terms of three (3) calendar  months each,  until the termination of the Trust Fund. The Master Servicer will,  upon the receipt of each such notice of extension (a “Master  Servicer  Extension  Notice”) become bound for the duration of the term covered by such Master Servicer  Extension  Notice to continue as Master Servicer  subject to and in accordance  with this  Agreement.  If, as of the  fifteenth  (15th) day prior to the last day of any term as the Master  Servicer,  the  Trustee  shall not have  received  any Master  Servicer  Extension  Notice  from the
Certificate  Insurer,  the Trustee shall,  within five (5) days thereafter,  give written notice of such nonreceipt to the Certificate  Insurer and the Master Servicer.  If any such term expires without a Master Servicer  Extension
Notice then the Trustee shall act as successor Master Servicer as provided in Section 7.02.

         (e)      No  provision  of this  Section  7.05  shall  have the  effect  of  limiting  the  rights  of the
Depositor, the Trustee, the Certificateholders or the Certificate Insurer under Section 7.01.

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a)      The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor’s own affairs.

         (b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports, documents,  orders or other  instruments  furnished to the Trustee which are specifically  required to be furnished pursuant  to any  provision  of this  Agreement,  shall  examine  them to  determine  whether  they  conform to the requirements  of this Agreement.  The Trustee shall notify the  Certificateholders  and the Certificate  Insurer of
any such documents  which do not  materially  conform to the  requirements  of this Agreement in the event that the
Trustee,  after so requesting,  does not receive satisfactorily  corrected documents.  The Trustee shall forward or cause to be  forwarded  in a timely  fashion the notices,  reports and  statements  required to be forwarded by the
Trustee  pursuant to Sections 4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely fashion to the Master
Servicer such  information as the Master Servicer may reasonably  request from time to time for the Master Servicer to fulfill its duties as set forth in this  Agreement  and the  Trustee  shall  furnish in a timely  fashion to the
Certificate  Insurer such  information in its  possession as the  Certificate  Insurer may reasonably  request from time to time for the  Certificate  Insurer to protect its interests and to fulfill its duties under the Certificate
Guaranty  Insurance  Policy.  The Trustee  covenants and agrees that it shall perform its obligations  hereunder in a manner so as to maintain the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and
(subject  to Section  10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are  reasonably  within the  control of the Trustee  and are  reasonably  within the scope of its duties under this Agreement.

         (c)      No provision of this  Agreement  shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such  Events of Default  which may have  occurred,  the duties and  obligations  of the  Trustee  shall be determined  solely by the express  provisions  of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely,  as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished  to the  Trustee  by the  Depositor  or the  Master  Servicer  and which on their  face,  do not contradict the requirements of this Agreement;

                  (ii)     The Trustee shall not be  personally  liable for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers  of the  Trustee,  unless it shall be proved that the
         Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee  shall not be personally  liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the direction of the  Certificate  Insurer or the Certificateholders  holding Certificates which evidence,  Percentage Interests aggregating not less than 25% of the affected  Classes as to the time,  method and place of conducting  any  proceeding for any remedy available to the Trustee,  or exercising any trust or power conferred upon the Trustee,  under this
         Agreement;

                  (iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment  to the  Trustee)  specified  in  clauses  (i) and (ii) of Section  7.01 or an Event of Default
         under clauses  (iii),  (iv) and (v) of Section 7.01 unless a Responsible  Officer of the Trustee  assigned to and working in the  Corporate  Trust Office  obtains  actual  knowledge of such failure or event or the
         Trustee  receives  written  notice of such failure or event at its Corporate  Trust Office from the Master
         Servicer, the Certificate Insurer, the Depositor or any Certificateholder; and

                  (v)      Except to the extent  provided in Section  7.02,  no provision in this  Agreement  shall require  the Trustee to expend or risk its own funds  (including,  without  limitation,  the making of any
         Advance) or otherwise  incur any personal  financial  liability in the performance of any of its duties as
         Trustee  hereunder,  or in the  exercise  of any of its  rights  or  powers,  if the  Trustee  shall  have reasonable  grounds for  believing  that  repayment  of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

         (d)      The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions including,  without limitation,  (A)“prohibited transaction”  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on “net income from  foreclosure  property” as defined in Section  860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

         (e)      Each Class SB  Certificateholder  agrees to provide any  certification  acceptable to the Trustee to enable the Trust to make payments of principal  and interest on the Class SB  Certificates  without  withholding or  backup  withholding  taxes.  Each  Class  SB  Certificateholder  agrees  to  update  or  replace  such  form or certification  in  accordance  with its terms or its  subsequent  amendments  and  consents to the  delivery by the
Supplemental  Interest Trust Trustee to the Swap  Counterparty of any such  certification.  Such  certification may include Form W-8BEN,  Form W-8IMY,  Form W-9 or Form W-8ECI or any successors to such IRS forms.  If the Trust Fund becomes  subject to deduction,  withholding,  or other charge or assessment  from, or with respect to,  payments to any Class SB Certificateholder  for any present or future tax, duty,  assessment,  or governmental charge, then the
Trustee shall  indicate the amount  withheld to such Class SB  Certificateholders.  Such amounts shall be deemed to have been distributed to such Class SB Certificateholders for all purposes of this Agreement.

         (f)      The  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust,  upon receipt of the  requisite  tax  identification  number from or on behalf of RFC, (i) shall  authorize,  execute and deliver a United States  Internal  Revenue  Service Form W-9 or successor  applicable  form,  or other  appropriate
United States tax forms as may be required to prevent  withholding or backup  withholding  taxes on payments to the
Supplemental  Interest  Trust under the Swap  Agreement,  to the Swap  Counterparty  on or before the first payment date under the Swap  Agreement and  thereafter  prior to the  expiration or  obsolescence  of such form and (ii) if permitted by the Class SB  Certificateholders,  shall, if requested by the Swap  Counterparty,  deliver to the Swap
Counterparty  promptly upon receipt each certification  received from the Class SB  Certificateholders  pursuant to
Section 8.01(e).

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The Trustee may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,  Officers’  Certificate,  certificate  of auditors or any other  certificate,  statement, instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee  may  consult  with  counsel,  and any Opinion of Counsel  shall be full and complete  authorization  and  protection  in  respect  of any action  taken or  suffered  or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii)    The Trustee, or the Supplemental  Interest Trust Trustee, as applicable,  shall be under no  obligation  to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute, conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or direction of the  Certificate  Insurer or any of the  Certificateholders  pursuant to the provisions of this Agreement, unless (a) the Certificate Insurer or such  Certificateholders,  as applicable,  shall have offered to the
         Trustee  reasonable  security  or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby and (b) the  Certificate  Insurer has given its  consent;  nothing  contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default
         (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this  Agreement, and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor’s own affairs;

                  (iv)     The Trustee  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

                  (v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all
         Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, approval, bond or other paper or document,  unless requested in writing to do so by the Certificate  Insurer or the Holders of Certificates  of any Class  evidencing,  as to such
         Class,  Percentage  Interests,  aggregating  not less than 50% with the written consent of the Certificate
         Insurer;  provided,  however,  that if the payment  within a reasonable  time to the Trustee of the costs, expenses  or  liabilities  likely to be  incurred  by it in the  making of such  investigation  is, in the opinion of the  Trustee,  not  reasonably  assured to the  Trustee by the  security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder  requesting the investigation (or the Certificate Insurer, if the Certificate  requested the investigation);

                  (vi)     The  Trustee may  execute  any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or attorneys  provided  that the Trustee shall remain liable for any acts of such agents or attorneys; and

                  (vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder, each Holder of a Class R Certificate  hereby  irrevocably  appoints and  authorizes  the Trustee to be its attorney-in-fact  for  purposes  of signing  any Tax  Returns  required to be filed on behalf of the Trust
         Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver to the Master  Servicer in a timely manner any Tax  Returns  prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as  determined  by the Master  Servicer  pursuant  to  applicable  federal,  state or local tax laws, provided  that the Master  Servicer  shall  indemnify  the Trustee  for signing any such Tax Returns  that contain errors or omissions.

         (b)      Following  the issuance of the  Certificates  (and except as provided for in Section  2.04),  the
Trustee  shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f))  it shall have  obtained or been  furnished  with an Opinion of Counsel to the effect that such  contribution  will not
(i) cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or (ii)  cause  the Trust  Fund to be  subject  to any  federal  tax as a result of such  contribution
(including  the  imposition of any federal tax on “prohibited  transactions”  imposed under Section  860F(a) of the
Code).

         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or related  document,  or of MERS or the MERS®  System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee’s Fees and Expenses; Indemnification.

         (a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time,  and the Trustee and any  co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust) for all services rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and  duties  hereunder  of the  Trustee  and any  co-trustee,  and the Master  Servicer  shall pay or reimburse the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement
(including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not regularly  in its employ,  and the  expenses  incurred  by the Trustee or any  co-trustee  in  connection  with the appointment of an office or agency  pursuant to Section 8.12) except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

         (b)      The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the  Trustee  harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection  with, the acceptance and  administration  of the Trust Fund,  including its obligation to execute the DTC Letter in its  individual  capacity,  and  including the costs and expenses  (including  reasonable legal fees and expenses) of defending  itself  against any claim in connection  with the exercise or performance of any of its powers or duties under this Agreement and the Swap Agreement, provided that:

                  (i)      with  respect to any such  claim,  the  Trustee  shall  have  given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while  maintaining  control  over its own  defense,  the  Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master
Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall affect the obligations  created by this Section  8.05(b) of the Master  Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.  Notwithstanding  the  foregoing,  the  indemnification  provided by the Master
Servicer in this Section  8.05(b)  shall not pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection  with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the United  States of  America,  authorized  under such laws to  exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority  and having a sufficient  rating so as to maintain the then current ratings of the  Certificates.  If such corporation or national banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority, then for purposes of this Section the combined  capital and surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving written notice thereof to the  Depositor,  the Master  Servicer and the  Certificate  Insurer.  Upon receiving such notice of  resignation,  the Depositor  shall promptly  appoint a successor  trustee  acceptable to the Certificate
Insurer by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning
Trustee and one copy to the  successor  trustee.  If no successor  trustee  shall have been so  appointed  and have accepted  appointment  within 30 days after the giving of such notice of resignation  then the Certificate  Insurer may appoint a  successor  trustee  and if the  Certificate  Insurer  fails to do so within 30 days,  the  resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b)      If at any time the  Trustee  shall  cease to be eligible in  accordance  with the  provisions  of
Section 8.06 and shall fail to resign after written request  therefor by the  Certificate  Insurer or the Depositor with the consent of the Certificate Insurer,  which such consent shall not be unreasonably  withheld,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the  Trustee or of its  property  shall be  appointed,  or any public  officer  shall take charge or control of the
Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the
Certificate  Insurer or the Depositor  (with the consent of the Certificate  Insurer,  which such consent shall not be  unreasonably  withheld),  may remove the  Trustee and appoint a  successor  trustee by written  instrument,  in duplicate,  one  copy of  which  instrument  shall be  delivered  to the  Trustee  so  removed  and one copy to the successor  trustee.  In addition,  in the event that the Certificate  Insurer or the Depositor  determines that the
Trustee has failed (i) to make a required claim under the  Certificate  Guaranty  Insurance  Policy of which it has
been  notified   pursuant  to  Section   4.11(a)  or  failed  to  distribute   or  cause  to  be   distributed   to
Certificateholders  any amount  required to be  distributed  hereunder  (including  any Insured  Payment),  if such amount  is held by the  Trustee  or its  Paying  Agent  (other  than the  Master  Servicer  or the  Depositor)  for distribution or (ii) to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall  continue  unremedied  for a period of 5 days (in respect of clause
(i) above) or 30 days (in  respect of clause (ii) above,  other than any failure to comply with the  provisions  of
Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such  failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor or the Certificate Insurer,  then the Depositor with the consent of the Certificate  Insurer,  which consent shall not be unreasonably  withheld,  may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor  trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such appointment  becomes  effective, obtain from each Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the  reduction  of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates (without taking into account the Certificate Guaranty Insurance Policy).

         (c)      During the continuance of a Certificate  Insurer  Default,  the Holders of Certificates  entitled to at least 51% of the Voting  Rights  may at any time  remove  the  Trustee  and  appoint a  successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed  by such  Holders  or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the  Depositor,  one complete set to the
Trustee so removed and one complete set to the successor so appointed.

         (d)      Any  resignation  or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the  provisions of this Section shall become  effective  upon  acceptance  of  appointment  by the successor trustee as provided in Section 8.08.

         Section 8.08.     Successor Trustee.

         (a)      Any  successor  trustee  appointed as provided in Section  8.07 shall  execute,  acknowledge  and deliver to the Depositor,  the  Certificate  Insurer and to its  predecessor  trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor trustee shall become effective and such  successor  trustee shall become  effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully  vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with the like effect as if originally  named as trustee herein.  The predecessor  trustee shall deliver to the successor  trustee all Custodial  Files and related  documents and  statements  held by it hereunder  (other than any Custodial  Files at the time held by a Custodian,  which shall become the agent of any  successor  trustee hereunder),  and the  Depositor,  the Master  Servicer and the  predecessor  trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be  required  for more fully and  certainly  vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b)      No successor  trustee shall accept  appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c)      Upon  acceptance  of  appointment  by a  successor  trustee  as  provided  in this  Section,  the
Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown in the  Certificate  Register.  If the  Depositor  fails to mail such notice within 10days after acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

         (a)      Notwithstanding  any other provisions  hereof,  at any time, for the purpose of meeting any legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,  obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within 15 days  after the  receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor trustee  under  Section  8.06  hereunder,  and  no  notice  to  Holders  of  Certificates  of  the  appointment  of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b)      In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section
8.10,  all rights,  powers,  duties and  obligations  conferred or imposed  upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent  that  under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed
(whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c)      Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the  estates  or  property  specified  in its  instrument  of  appointment,  either  jointly  with the  Trustee  or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

         (d)      Any  separate  trustee or  co-trustee  may, at any time,  constitute  the  Trustee,  its agent or attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

         Section 8.11.     Appointment of the Custodian.

         The Trustee may, with the consent of the Master Servicer,  the Certificate  Insurer and the Depositor,  or
shall, at the direction of the Master Servicer,  the Certificate Insurer and the Depositor,  appoint custodians who are not  Affiliates  of the  Depositor or the Master  Servicer to hold all or a portion of the  Custodial  Files as agent for the  Trustee,  by entering  into a Custodial  Agreement.  The Trustee is hereby  directed to enter into a
Custodial  Agreement  with Wells Fargo Bank,  N.A.  Subject to Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement  with respect to the  Custodial  Files and to enforce the terms and  provisions thereof  against the  related  custodian  for the  benefit of the  Certificateholders.  Each  custodian  shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any
Custodial File. Each Custodial  Agreement with respect to the Custodial  Files,  may be amended only as provided in
Section 11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any custodian  (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  shall  maintain an office at the  address  stated in Section  11.05(c)  hereof  where  notices  and  demands to or upon the Trustee in respect of this Agreement may be served.

         Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

         Section 8.14.     Swap Agreements.

         The  Supplemental  Interest  Trust Trustee is hereby  authorized and directed to, and agrees that it shall
(a) enter into the Swap  Agreement on behalf of the  Supplemental  Interest  Trust and (b) enter into the SB-A Swap
Agreement  on  behalf  of  (i)  the  Class  A   Certificateholders   on  the  one  hand,  and  (ii)  the  Class  SB
Certificateholders  on the other hand.  The  Supplemental  Interest  Trust Trustee shall be afforded all the rights and protections provided to the Trustee as described in this Article VIII.

                                                    ARTICLE IX

                                                    TERMINATION

         Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

         (a)      Subject to Section 9.02, the respective  obligations and  responsibilities of the Depositor,  the
Master  Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the
Trustee to make certain  payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the  final  payment  or other  liquidation  (or any  Advance  with  respect thereto)  of the last  Mortgage  Loan  remaining  in the Trust  Fund or the  disposition  of all  property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     at the  option of the  Master  Servicer,  the  purchase  of all  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund,  at a price equal to the sum of (A) 100% of the  unpaid  principal  balance of each  Mortgage  Loan (or,  if less than such  unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with respect to  Mortgage  Loans as to which title has been  acquired  if such fair  market  value is less than such unpaid  principal  balance) (and if such  purchase is made by the Master  Servicer  only,  net of any unreimbursed Advances  attributable to principal) on the day of repurchase,  plus accrued interest thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage  Loan) plus the  Certificate  Insurer  Premium  Modified Rate,  to, but not  including,  the first day of the month in which such  repurchase  price is  distributed,  including  payments of any amounts due to the  Certificate
         Insurer pursuant to the Insurance  Agreement and (B) any unpaid Swap Termination  Payment and any Net Swap
         Payments  payable  to the  Swap  Counterparty  (or  any  Swap  Termination  Payment  payable  to the  Swap
         Counterparty as a result of the exercise of the option provided for in this Section 9.01(a)(ii));

provided,  however,  that in no event shall the trust created hereby continue beyond the expiration of 21years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid  disqualification of any
REMIC created hereunder as a REMIC.

         The purchase  price paid by the Master  Servicer  pursuant to Section  9.01(a)(ii)  shall also include any amounts owed by Residential  Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase all of the Mortgage  Loans  pursuant to clause (ii) above is conditioned upon the date of such purchase  occurring on or after the Optional  Termination  Date. If such right is exercised by the Master  Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with  respect to the  Mortgage  Loans being  purchased.  In addition,  the Master  Servicer  shall provide to the Trustee the  certification  required by Section 3.15, and the
Trustee and the Custodian shall,  promptly following payment of the purchase price,  release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.  No purchase  pursuant to clause (ii) of this
Section  9.01(a) is permitted if it would result in a draw on the Certificate  Guaranty  Insurance  Policy,  unless the Certificate Insurer consents in writing.

         In addition to the foregoing,  on any  Distribution  Date on or after the Optional  Termination  Date, the
Master  Servicer  shall  have the  right,  at its  option,  to  purchase  the  Class A  Certificates  and  Class SB
Certificates  in whole,  but not in part,  at a price  equal to the sum of the  outstanding  Certificate  Principal
Balance of such  Certificates  plus the sum of one month’s Accrued  Certificate  Interest  thereon,  any previously unpaid Accrued Certificate  Interest,  and any unpaid Prepayment Interest Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate through  the date of such  optional  termination.  If the Master  Servicer  exercises  this right to  purchase  the outstanding  Class A  Certificates  and Class SB  Certificates,  the Master  Servicer will  promptly  terminate the respective  obligations  and  responsibilities  created  hereby in respect of these  Certificates  pursuant to this
Article IX.

         (b)      The Master Servicer shall give the Trustee,  the  Supplemental  Interest Trust Trustee,  the Swap
Counterparty  (so long as the Swap Agreement has not previously been  terminated)  and the Certificate  Insurer not less than 40 days’ prior notice of the  Distribution  Date on which (1) the Master  Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  as a result of the exercise by the Master Servicer of its right to purchase the Mortgage Loans or on which (2) the Master Servicer  anticipates  that the  Certificates  will be purchased as a result of the exercise by the Master  Servicer to purchase the outstanding  Certificates.  Notice of any  termination,  specifying  the  anticipated  Final  Distribution  Date  (which  shall be a date  that  would otherwise be a  Distribution  Date) upon which the  Certificateholders  may  surrender  their  Certificates  to the
Trustee (if so required by the terms hereof) for payment of the final  distribution  and  cancellation or notice of any  purchase  of the  outstanding  Certificates,  specifying  the  Distribution  Date upon which the  Holders  may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the Master Servicer (if it is exercising  the right to purchase  the  Mortgage  Loans or to purchase  the  outstanding  Certificates),  or by the
Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate Registrar and the
Certificate  Insurer)  mailed  not  earlier  than the 15th day and not later  than the 25th day of the  month  next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein  designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
Servicer of the outstanding Certificates, the Distribution Date on which such purchase is made,

                  (ii)     the  amount  of  any  such  final  payment  or,  in the  case  of  the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise  applicable to such  Distribution Date is not applicable, and that payment will be made only upon  presentation  and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer  or the Trustee is  obligated  to give  notice to  Certificateholders  as required
above,  it  shall  give  such  notice  to  the  Certificate   Registrar  at  the  time  such  notice  is  given  to
Certificateholders.  In the event of a purchase of the Mortgage Loans by the Master  Servicer,  the Master Servicer
shall deposit in the  Certificate  Account before the Final  Distribution  Date in immediately  available  funds an amount  equal to the  purchase  price  computed  as  provided  above.  As a result of the  exercise  by the  Master
Servicer  of its right to  purchase  the  outstanding  Certificates,  the  Master  Servicer  shall  deposit  in the
Certificate  Account,  before the  Distribution  Date on which such purchase is to occur, in immediately  available funds, an amount equal to the purchase price for the  Certificates  computed as provided above,  and provide notice of such  deposit to the Trustee and the  Certificate  Insurer.  The Trustee  shall  withdraw  from such account the amount  specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection (c) below.  The Master Servicer shall provide to the Trustee  written  notification of any change to the anticipated  Final  Distribution  Date  as  soon  as  practicable.  If the  Trust  Fund  is not  terminated  on the anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall  promptly  mail notice  thereof to each affected Certificateholder.

         (c)      Upon  presentation  and surrender of the Class A Certificates  and Class SB  Certificates  by the
Certificateholders  thereof,  the Trustee  and the  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall distribute to such  Certificateholders (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the Master  Servicer’s  election to  repurchase  the  Mortgage  Loans or the  outstanding  Class A
Certificates  and Class SB  Certificates,  or (ii) if the Master  Servicer  elected to so  repurchase  the Mortgage
Loans or the  outstanding  Class A  Certificates  and  Class SB  Certificates,  an amount  equal to the price  paid pursuant  to Section  9.01(a)  as  follows:  first,  with  respect to the Class A  Certificates,  pari  passu,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any previously  unpaid  Accrued  Certificate  Interest,  second,  with respect to the
Certificate  Insurer,  the  amount  of any  Cumulative  Insurance  Payment;  third,  with  respect  to the  Class A
Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto for such Distribution Date or remaining unpaid from prior  Distribution  Dates and accrued interest thereon at the applicable  Pass-Through Rate, on a pro rata basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution  Dates,  fourth,  to the  Certificate  Insurer,  any amounts  owed to it pursuant to the Insurance  Agreement,  fifth, to the Swap Counterparty  (without  duplication of amounts payable to the Swap  Counterparty  on such date in accordance with Section 4.02) any Swap  Termination  Payment payable to the
Swap  Counterparty  then  remaining  unpaid or which is due to the exercise of any early  termination  of the Trust
Fund pursuant to this Section 9.01 and sixth, with respect to the Class SB Certificates, all remaining amounts.

         (d)      In the  event  that any  Certificateholders  shall not  surrender  their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase  the  Mortgage  Loans) or the Trustee (in any other case),  shall give a second  written  notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final distribution with  respect  thereto.  If  within  six  months  after  the  second  notice  any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee  shall take  appropriate  steps as directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Certificate  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate  Account or by the Master  Servicer as a result of such  Certificateholder’s  failure to surrender  its  Certificate(s)  for final payment  thereof in  accordance  with this  Section 9.01 and the  Certificateholders  shall look only to the Master
Servicer for such payment.

         (e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution
Date on which a purchase of the  outstanding  Certificates  is to be made, the Master  Servicer shall give a second written  notice to such  Certificateholders  to surrender  their  Certificates  for payment of the  purchase  price therefor.  If within  six months  after the  second  notice any  Certificate  shall not have been  surrendered  for cancellation,  the Trustee shall take  appropriate  steps as directed by the Master Servicer to contact the Holders of such  Certificates  concerning  surrender  of their  Certificates.  The costs and  expenses of  maintaining  the
Certificate  Account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the
Certificate  Account.  If  within  nine  months  after  the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation  in accordance  with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and shall have no further  obligation or liability  therefor and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be  payable  to any  Certificateholder  on any amount  held in the  Certificate  Account or by the Master
Servicer  as a  result  of such  Certificateholder’s  failure  to  surrender  its  Certificate(s)  for  payment  in accordance with this Section 9.01. Any  Certificate  that is not  surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the
Holder as of such date will have no rights with  respect  thereto  except to receive the  purchase  price  therefor minus any costs and  expenses  associated  with  such  Certificate  Account  and  notices  allocated  thereto.  Any
Certificates  so purchased  or deemed to have been  purchased on such  Distribution  Date shall remain  outstanding hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02.     Additional Termination Requirements.

         (a)      Any REMIC  hereunder,  as the case may be, shall be terminated  in accordance  with the following additional  requirements,  unless (subject to Section 10.01(f)) the Trustee, the Certificate Insurer and the Master
Servicer  have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the Trustee or the  Certificate  Insurer)  to the effect that the failure of any REMIC  created  hereunder  as the case may be, to comply  with the  requirements  of this  Section  9.02 will not (i) result in the  imposition  on the Trust Fund of taxes on  “prohibited  transactions,”  as described in Section  860F of the Code,  or (ii) cause any REMIC  created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)      The Master Servicer shall  establish a 90 day  liquidation  period for REMIC I, REMIC II or REMIC III, as applicable,  and any other related  terminating REMICs, and specify the first day of such period in a statement  attached to REMIC I’s,  REMIC II's or REMIC  III’s,  as  applicable,  and any other related  terminating  REMICs’,  final Tax Return  pursuant to Treasury  Regulations  Section 1.860F 1. The
         Master Servicer also shall satisfy all of the  requirements  of a qualified  liquidation for each of REMIC
         I, REMIC II and REMIC III under Section 860F of the Code and the regulations thereunder;

                  (ii)     The  Master  Servicer  shall  notify  the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the
         Trustee  shall sell or  otherwise  dispose of all of the  remaining  assets of the  liquidating  REMICs in accordance with the terms hereof; and

                  (iii)    If the Master  Servicer  is  exercising  its right to  purchase  the assets of the Trust
         Fund,  the  Master  Servicer  shall,  during the  90-day  liquidation  period and at or prior to the Final
         Distribution Date, purchase all of the assets of the liquidating REMICs for cash;

         (b)      Each Holder of a  Certificate  and the Trustee  hereby  irrevocably  approves  and  appoints  the
Master  Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for any REMIC hereunder at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a)      The REMIC  Administrator  shall make an election to treat all REMICs created hereunder as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Each such  election will be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate state return for the taxable  year  ending  on the last day of the  calendar  year in which the  Certificates  are  issued.  The REMIC I
Regular  Interests  shall be designated  as the “regular  interests”  and  Component I of the Class R  Certificates shall be designated  as the sole Class of “residual  interests”  in REMIC I. The REMIC II Regular  Interests  shall be designated as the “regular  interests” and Component II of the Class R  Certificates  shall be designated as the sole Class of  “residual  interests”  in REMIC II.  The REMIC III  Regular  Interests  shall be  designated  as the
“regular  interests”  and  Component  III of the Class R  Certificates  shall be  designated  as the sole  Class of
“residual  interests”  in REMIC III. The REMIC  Administrator  and the Trustee shall not permit the creation of any
“interests”  (within  the  meaning  of  Section  860G of the Code) in REMIC I, REMIC II or REMIC III other than the
REMIC I Regular Interests, the REMIC II Regular Interests, REMIC III Regular Interest IO and the Certificates.

         (b)      The Closing  Date is hereby  designated  as the  “startup  day” of each REMIC  created  hereunder within the meaning of Section 860G(a)(9) of the Code (the “Startup Date”).

         (c)      The REMIC  Administrator  shall hold a Class R  Certificate  in each REMIC  representing  a 0.01%
Percentage  Interest of the Class R Certificates  in each REMIC and shall be designated as the “tax matters person”
with  respect to each REMIC in the manner  provided  under  Treasury  Regulations  Section1.860F-4(d)  and Treasury
Regulations Section  301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation  to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust
Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental  taxing authority with respect  thereto.  The legal  expenses,  including  without  limitation  attorneys’ or  accountants’
fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be  entitled  to  reimbursement  therefor  out of amounts  attributable  to the
Mortgage  Loans on deposit in the  Custodial  Account as provided by Section  3.10 unless such legal  expenses  and costs are incurred by reason of the REMIC Administrator’s  willful misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d)      The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns  that it determines  are required with respect to the REMICs  created  hereunder  and the  Supplemental  Interest  Trust and deliver  such Tax  Returns in a timely  manner to the  Trustee  or the  Supplemental  Interest  Trust  Trustee,  as
applicable,  and the Trustee or the  Supplemental  Interest Trust Trustee,  as applicable  shall sign and file such
Tax Returns in a timely manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the
Trustee or the Supplemental  Interest Trust Trustee,  as applicable,  with respect to any tax or liability  arising from the  Trustee’s or the  Supplemental  Interest  Trust  Trustee’s,  as  applicable,  signing of Tax Returns that contain  errors or omissions.  The Trustee,  the  Supplemental  Interest  Trust Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e)      The REMIC  Administrator  shall  provide  (i) to any  Transferor  of a Class R  Certificate  such information  as is necessary for the  application  of any tax relating to the transfer of a Class R Certificate  to any  Person  who is not a  Permitted  Transferee,  (ii)  to the  Trustee  and  the  Trustee  shall  forward  to the
Certificateholders  such  information  or reports as are  required  by the Code or the REMIC  Provisions  including reports  relating  to  interest,  original  issue  discount,  if any,  and market  discount  or premium  (using the
Prepayment  Assumption) and (iii) to the Internal Revenue Service the name, title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

         (f)      The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each
REMIC  created  hereunder  to take such  actions  as are  reasonably  within  the  Master  Servicer’s  or the REMIC
Administrator’s  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee shall assist the
Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the
REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC  Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective control and the scope of duties more specifically set forth herein,  that, under the REMIC Provisions,  if taken or not taken,  as the case may be,  could  (i)endanger  the status of any REMIC  created  hereunder as a REMIC or (ii)
result in the  imposition  of a tax upon any REMIC  created  hereunder  (including  but not  limited  to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on  contributions  to a REMIC set forth in Section  860G(d) of the Code) (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an “Adverse REMIC Event”) unless the
Certificate Insurer and the Master Servicer or the REMIC Administrator,  as applicable,  has received an Opinion of
Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the Master Servicer or the REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest  of the Trust Fund and the  Certificateholders  (and is not  adverse to the  interest  of the  Certificate
Insurer),  at the  expense of the Trust  Fund,  but in no event at the  expense of the Master  Servicer,  the REMIC
Administrator or the Trustee) to the effect that the  contemplated  action will not, with respect to the Trust Fund created  hereunder,  endanger such status or,  unless the Master  Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such  action may nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been  given and that all other  preconditions  to the taking of such  action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder)
as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has received  an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or  inaction,  as the case may be. In  addition,  prior to taking any action with  respect to the Trust Fund or its assets,  or causing the Trust Fund to take any action,  which is not  expressly  permitted  under the terms of this
Agreement,  the  Trustee  shall  consult  with  the  Certificate  Insurer  and the  Master  Servicer  or the  REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC  Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the  Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC  Administrator,  as
applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Agreement,  but in no event at the expense of the  Master  Servicer  or the REMIC  Administrator.  At all times as may be  required  by the Code,  the
Master Servicer or the REMIC Administrator,  as applicable,  will to the extent within its control and the scope of its  duties  more  specifically  set  forth  herein,  maintain  substantially  all of the  assets  of the  REMIC as
“qualified  mortgages”  as defined in Section  860G(a)(3)  of the Code and  “permitted  investments”  as defined in
Section 860G(a)(5) of the Code.

         (g)      In the  event  that  any  tax is  imposed  on  “prohibited  transactions”  of any  REMIC  created hereunder as defined in Section  860F(a)(2) of the Code, on “net income from foreclosure  property” of any REMIC as defined  in Section  860G(c)  of the Code,  on any  contributions  to any REMIC  after the  Startup  Date  therefor pursuant to Section  860G(d) of the Code,  or any other tax  imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the  Master  Servicer,  if such tax  arises  out of or results from a breach by the Master  Servicer in its role as Master Servicer or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined to indemnify the
Trust Fund  against  such tax,  (ii) to the  Trustee,  if such tax  arises  out of or results  from a breach by the
Trustee of any of its  obligations  under  this  Article X, or (iii)  otherwise  against  amounts on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s)  following such  reimbursement  the aggregate  of such taxes  shall be  allocated  in  reduction  of the  Accrued  Certificate  Interest  on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise  may be required by the REMIC Provisions.

         (i)      Following  the  Startup  Date,  neither the Master  Servicer  nor the  Trustee  shall  accept any contributions  of assets to any REMIC unless  (subject to Section  10.01(f)) the Master  Servicer,  the Certificate
Insurer and the  Trustee  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any REMIC created hereunder  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  any such
REMIC to any tax under the REMIC  Provisions  or other  applicable  provisions  of federal,  state and local law or ordinances.

         (j)      Neither the Master  Servicer nor the Trustee shall (subject to Section  10.01(f))  enter into any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any REMIC  created  hereunder  to receive any income from assets  other than  “qualified  mortgages”  as defined in
Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

         (k)      Solely for  purposes  of  Section1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the “latest possible  maturity date” by which the principal  balance of each regular interest in each REMIC would be reduced to zero is January 25, 2037, which is the Distribution  Date in the month following the last scheduled  payment on any
Mortgage Loan.

         (l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the
Internal Revenue Service Form 8811,  “Information  Return for Real Estate Mortgage  Investment Conduits (REMIC) and
Issuers of Collateralized Debt Obligations” for the Trust Fund.

         (m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the
Mortgage  Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of a Mortgage Loan, including  but not  limited  to,  the  acquisition  or sale of a  Mortgaged  Property  acquired  by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust Fund,  (iii) the  termination of any REMIC pursuant to Article IX of this  Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) or acquire any assets  for any REMIC or sell or  dispose  of any  investments  in the  Custodial  Account  or the  Certificate
Account for gain,  or accept any  contributions  to any REMIC after the Closing Date unless it and the  Certificate
Insurer have received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition will not (a)
affect  adversely  the status of any REMIC  created  hereunder  as a REMIC or  (b)unless  the Master  Servicer  has determined in its sole  discretion  to indemnify the Trust Fund against such tax,  cause any REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

         Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a)      The Trustee  agrees to indemnify the Trust Fund, the  Certificate  Insurer,  the  Depositor,  the
REMIC Administrator and the Master Servicer for any taxes and costs including,  without limitation,  any reasonable attorneys  fees imposed on or incurred by the Trust Fund,  the  Certificate  Insurer,  the  Depositor or the Master
Servicer,  as a result of a breach of the  Trustee’s  covenants set forth in Article VIII or this Article X. In the event that Residential  Funding is no longer the Master Servicer,  the Trustee shall indemnify  Residential Funding for any taxes and costs  including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by
Residential  Funding as a result of a breach of the  Trustee’s  covenants set forth in Article VIII or this Article
X.

         (b)      The REMIC  Administrator  agrees to indemnify  the Trust Fund,  the  Depositor,  the  Certificate
Insurer,  the  Master  Servicer  and the  Trustee  for any taxes  and costs  (including,  without  limitation,  any reasonable  attorneys’ fees) imposed on or incurred by the Trust Fund, the Depositor,  the Certificate Insurer, the
Master Servicer or the Trustee,  as a result of a breach of the REMIC  Administrator’s  covenants set forth in this
Article X with respect to  compliance  with the REMIC  Provisions,  including  without  limitation,  any  penalties arising from the Trustee’s  execution of Tax Returns  prepared by the REMIC  Administrator  that contain  errors or omissions;  provided,  however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator by the Master Servicer in which case Section
10.02(c) will apply.

         (c)      The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the Certificate  Insurer,
the REMIC  Administrator and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable attorneys’  fees) imposed on or incurred by the Trust Fund,  the  Depositor,  the  Certificate  Insurer,  the REMIC
Administrator  or the  Trustee,  as a result  of a breach  of the  Master  Servicer’s  covenants  set forth in this
Article X or in Article III with respect to compliance with the REMIC  Provisions,  including  without  limitation, any penalties  arising from the  Trustee’s  execution of Tax Returns  prepared by the Master  Servicer that contain errors or omissions.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a)      This  Agreement or any  Custodial  Agreement  may be amended from time to time by the  Depositor, the Master  Servicer and the Trustee,  with the consent of the  Certificate  Insurer but without the consent of any of the Certificateholders:

                  (i)      to cure any ambiguity,

                  (ii)     to correct or supplement any  provisions  herein or therein,  which may be  inconsistent with any other provisions herein or therein or to correct any error,

                  (iii)    to  modify,  eliminate  or add to any of its  provisions  to such  extent  as  shall  be necessary  or desirable to maintain the  qualification  of any REMIC  created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund  pursuant to the Code that would be a claim  against the Trust Fund,  provided  that the
         Trustee has  received an Opinion of Counsel to the effect that  (A)such  action is  necessary or desirable to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and
         (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv)     to change  the  timing  and/or  nature of  deposits  into the  Custodial  Account or the
         Certificate  Account or to change the name in which the  Custodial  Account is  maintained,  provided that
         (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date,
         (B) such  change  shall not,  as  evidenced  by an Opinion of Counsel,  adversely  affect in any  material respect the  interests  of any  Certificateholder  and (C) such change  shall not result in a reduction of the  rating  assigned  to any Class of  Certificates  below the  lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date (without taking into account the Certificate
         Guaranty Insurance Policy), as evidenced by a letter from each Rating Agency to such effect,

                  (v)      to  modify,  eliminate  or  add  to the  provisions  of  Section  5.02(f)  or any  other provision hereof  restricting  transfer of the Class R Certificates by virtue of their being the “residual interests”  in the Trust Fund  provided  that (A) such change  shall not result in reduction of the rating assigned  to any such  Class of  Certificates  below the lower of the  then-current  rating or the  rating assigned to such  Certificates  as of the Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,  and (B) such change shall not (subject to Section  10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi)     to make any other  provisions  with respect to matters or questions  arising  under this
         Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided  that such action shall not, as  evidenced by an Opinion of Counsel,  adversely affect in any material  respect the  interests of any  Certificateholder  and is  authorized  or permitted under Section 11.01.

         (b)      This  Agreement  or any  Custodial  Agreement  may  also  be  amended  from  time  to time by the
Depositor,  the Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of Certificates  with a Certificate  Principal  Balance greater than zero affected  thereby for the purpose of adding any  provisions  to or changing in any manner or  eliminating any of the  provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i)      reduce in any  manner  the  amount  of,  or delay  the  timing  of,  payments  which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii)     adversely  affect in any material  respect the  interest of the Holders of  Certificates of any Class in a manner  other  than as  described  in clause  (i)  hereof  without  the  consent  of  Holders  of
Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                  (iii)    reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required  to  consent  to any  such  amendment,  in any  such  case  without  the  consent  of the  Holders  of all
Certificates of such Class then outstanding.

         (c)      Notwithstanding  any contrary  provision of this Agreement,  the Trustee shall not consent to any amendment to this Agreement  unless it and the Certificate  Insurer shall have first received an Opinion of Counsel
(at the expense of the party  seeking  such  amendment)  to the effect that such  amendment  or the exercise of any power  granted to the Master  Servicer,  the Depositor or the Trustee in accordance  with such  amendment  will not result in the  imposition  of a federal  tax on the Trust  Fund or cause  any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding;  provided,  that if the indemnity  described in
Section  10.01(f)  with  respect to any taxes that might be imposed on the Trust Fund has been  given,  the Trustee shall not require the  delivery to it of the Opinion of Counsel  described in this  Section  11.01(c).  The Trustee may but shall not be  obligated  to enter into any  amendment  pursuant to this  Section  that  affects its rights, duties and immunities and this Agreement or otherwise;  provided,  however,  such consent shall not be unreasonably withheld.

         (d)      Promptly  after  the  execution  of  any  such  amendment  the  Trustee  shall  furnish   written
notification  of the  substance of such  amendment  to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment, but it shall be  sufficient  if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e)      The  Depositor  shall have the  option,  in its sole  discretion,  to obtain  and  deliver to the
Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar  instrument or a reserve fund, or any  combination of the  foregoing,  for the purpose of protecting the
Holders of the Class SB Certificates  against any or all Realized Losses or other  shortfalls.  Any such instrument or fund  shall be held by the  Trustee  for the  benefit of the Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC.  To the extent that any such  instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an  outside  reserve  fund and not an asset  of such  REMIC,  (ii)  any  such  reserve  fund  shall be owned by the
Depositor,  and (iii)  amounts  transferred  by such  REMIC to any such  reserve  fund  shall be treated as amounts distributed  by such REMIC to the  Depositor  or any  successor,  all within the  meaning of  Treasury  Regulations
Section1.860G-2(h)  in effect as of the Cut-off Date. In  connection  with the provision of any such  instrument or fund,  this  Agreement  and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment  or  administration  thereof, such  amendment  to be made by written  instrument  executed or  consented  to by the  Depositor  and such  related insurer  but without the  consent of any  Certificateholder  and without the consent of the Master  Servicer or the
Trustee  being  required  unless  any such  amendment  would  impose any  additional  obligation  on, or  otherwise adversely affect the interests of the  Certificateholders  or the Certificate  Insurer,  the Master Servicer or the
Trustee,  as  applicable;  provided that the Depositor  obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on “prohibited  transactions” under Section
860F(a)(1) of the Code or on  “contributions  after the startup date” under Section  860G(d)(1) of the Code and (b)
any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the  Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by GMAC
LLC, the Depositor may elect that the text of such amendment to this Agreement shall be  substantially  in the form attached  hereto as Exhibit K (in which case  Residential  Funding’s  Subordinate  Certificate  Loss  Obligation as
described in such exhibit shall be  established by Residential  Funding’s  consent to such  amendment) and that the limited  guaranty  shall be executed in the form  attached  hereto as Exhibit L, with such changes as the Depositor shall deem to be  appropriate;  it being  understood that the Trustee has reviewed and approved the content of such forms and that the Trustee’s consent or approval to the use thereof is not required.

         (f)      [Reserved]

         Section 11.02.    Recordation of Agreement; Counterparts.

         (a)      To the extent  permitted by  applicable  law,  this  Agreement is subject to  recordation  in all appropriate  public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the  Mortgages are situated,  and in any other  appropriate  public recording  office or  elsewhere,  such  recordation  to be  effected by the Master  Servicer  and at its expense on direction  by the Trustee  (pursuant  to the  request of the  Certificate  Insurer or the  Holders of  Certificates
entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied by an Opinion of Counsel to the effect that such recordation  materially and beneficially  affects the interests of the  Certificateholders  or the Certificate Insurer.

         (b)      For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         (a)      The death or incapacity of any  Certificateholder  shall not operate to terminate  this Agreement or the Trust Fund, nor entitle such  Certificateholder’s  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a  partition  or winding up of the Trust  Fund,  nor  otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b)      No  Certificateholder  shall have any right to vote (except as expressly  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations  of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the Certificates,  be construed so as to constitute  the  Certificateholders  from time to time as  partners  or  members of an  association;  nor shall any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

         (c)      No  Certificateholder  shall  have any right by  virtue of any  provision  of this  Agreement  to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect to this  Agreement, unless such Holder  previously  shall have given to the Trustee  and the  Certificate  Insurer a written  notice of default and of the continuance  thereof, as hereinbefore  provided,  and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made  written  request  upon the Trustee to  institute  such  action,  suit or  proceeding  in its own name as
Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be incurred  therein or thereby,  and the Certificate  Insurer shall have given its  written  consent  and the  Trustee,  for 60 days  after  its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class  or all  Classes,  as the  case  may be.  For the protection  and  enforcement  of the provisions of this Section  11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York,  without regard to the conflict of law principles  thereof,  other than Sections  5-1401 and
5-1402 of the New York General  Obligations Law, and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard, Suite 250, Minneapolis,  Minnesota 55437,  Attention:President (RASC), or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the
Master Servicer,  2255 North Ontario Street,  Burbank,  California  91504-3120,  Attention:  Bond Administration or
such other  address as may be  hereafter  furnished  to the  Depositor  and the  Trustee by the Master  Servicer in
writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer  in writing by the  Trustee;  (d) in the case of  Standard &
Poor’s, 55 Water Street, New York, New York 10041;  Attention:  Mortgage  Surveillance or such other address as may be  hereafter  furnished to the  Depositor,  Trustee and Master  Servicer by Standard & Poor’s;  (e) in the case of
Moody’s, 99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by Moody’s,  and
(f) in the case of the Swap  Counterparty,  Bear Stearns Financial Products Inc., 383 Madison Avenue, New York, New
York 10179,  or such other  address as may be  hereafter  furnished  to the  Depositor,  the Trustee and the Master
Servicer in writing by the Swap  Counterparty,  and (g) in the case of the  Certificate  Insurer,  125 Park Avenue,
New York, New York 10017,  Attention:  Structured Finance  Surveillance - RASC 2007-EMX1,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by the  Certificate
Insurer.  Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class mail,  postage prepaid,  at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed in this Agreement shall be  conclusively  presumed to have been duly given,  whether or not the Certificateholder receives such notice.

         Section 11.06.    Notices to Rating Agencies and the Certificate Insurer.

         The Depositor,  the Master Servicer or the Trustee,  as applicable,  shall notify each Rating Agency,  the
Certificate  Insurer and each  Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b), (c), (d), (g), (h), (i) or (j)
below or provide a copy to each  Rating  Agency,  the  Certificate  Insurer  and each  Subservicer  at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the  statements  described in clauses (e)
and (f) below:

         (a)      a material change or amendment to this Agreement,

         (b)      the occurrence of an Event of Default,

         (c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

         (d)      the filing of any claim  under the Master  Servicer’s  blanket  fidelity  bond and the errors and omissions  insurance  policy  required by Section 3.12 or the  cancellation  or  modification of coverage under any such instrument,

         (e)      the statement  required to be delivered to the Holders of each Class of Certificates  pursuant to
Section 4.03,

         (f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g)      a change in the location of the Custodial Account or the Certificate Account,

         (h)      the  occurrence  of any monthly cash flow  shortfall to the Holders of any Class of  Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

         (i)      the occurrence of the Final Distribution Date, and

         (j)      the repurchase of or substitution  for any Mortgage Loan,  provided,  however,  that with respect to notice of the  occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer shall provide  prompt  written notice to each Rating Agency,  the  Certificate  Insurer and each  Subservicer of any such event known to the Master  Servicer.  Any notice so mailed within the time  prescribed in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholders receives such notice.

         Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof or the Certificate Insurer.

         Section 11.08.    Supplemental Provisions for Resecuritization.

         (a)      This  Agreement  may be  supplemented  by means of the addition of a separate  Article  hereto (a
“Supplemental  Article”) for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the registered
Holder (the  “Resecuritized  Certificates”),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial  arrangement  (a“Restructuring  Vehicle”) to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an
“amendment” of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to the  effect  that  (i)  the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income tax  purposes and (ii) the  adoption of the  Supplemental  Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition of a tax upon the Trust Fund  (including but not limited to the tax on prohibited  transaction as defined in Section  860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

         Section 11.09.    Third Party Beneficiary.

         The Swap  Counterparty  is an express  third party  beneficiary  of Sections  4.02(c)(x)  and 4.10 of this
Agreement,  and shall have the right to enforce the  provisions of Sections  4.02(c)(x)  and 4.10 of this Agreement as if it were a party hereto

         Section 11.10.    Rights of the Certificate Insurer.

         (a)      The Certificate Insurer is an express third-party beneficiary of this Agreement.

         (b)      The Trustee shall provide to the  Certificate  Insurer copies of any report,  notice,  Opinion of
Counsel,  Officers’  Certificate,  request for consent or request for  amendment  to any  document  related  hereto promptly upon the Trustee’s production or receipt thereof.

         (c)      Unless a Certificate  Insurer  Default  exists,  the Trustee and the Depositor shall not agree to any  amendment to this  Agreement  without  first  having  obtained the prior  written  consent of the  Certificate
Insurer.

         (d)      So long as there does not exist a failure by the Certificate  Insurer to make a required  payment under either Certificate  Guaranty  Insurance Policy, the Certificate  Insurer shall have the right to exercise all rights of the Holders of the Class A  Certificates  under this Agreement  without any consent of such Holders,  and such Holders may exercise such rights only with the prior written  consent of the  Certificate  Insurer,  except as provided herein.

         The  Certificate  Insurer  shall not be entitled to exercise any of its rights  hereunder so long as there exists a failure by the Certificate  Insurer to make a required  payment under the Certificate  Guaranty  Insurance
Policy.

                                                    ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

         Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree  that the  purpose of this
Article XII is to facilitate  compliance by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the  Exchange  Act.  Each  of the  Master  Servicer  and  the  Trustee  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the  Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master
Servicer and the Trustee shall cooperate  reasonably with the Depositor to deliver to the Depositor  (including any of its assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

         Section 12.02.    Additional Representations and Warranties of the Trustee.

         (a)      The Trustee  shall be deemed to  represent  to the  Depositor  as of the Closing Date and on each date on which  information is provided to the Depositor  under Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any default,  early amortization or other performance  triggering event has occurred as to any other Securitization
Transaction  due to any default of the Trustee;  (ii) there are no aspects of its  financial  condition  that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings  pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv)
there are no  relationships  or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction contemplated  by the  Agreement,  as  identified  by the Depositor to the Trustee in writing as of the Closing Date
(each,  a  “Transaction  Party”) that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and  that  are  material  to the  investors'  understanding  of the  Certificates;  and (v) the  Trustee  is not an
affiliate  of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the identity of a
Transaction Party after the Closing Date.

         (b)      If so requested by the  Depositor on any date  following  the Closing  Date,  the Trustee  shall, within five  Business  Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each  Calendar  Quarter,  unless the  Depositor  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Certificates are outstanding,  for the purpose of satisfying the Depositor's  reporting obligation  under the Exchange  Act with respect to any Class of  Certificates,  the Trustee  shall  provide to the
Depositor a written  description of (a) any litigation or governmental  proceedings  pending against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships  (as  described in Item 1119 of  Regulation  AB) that develop  following the Closing Date between the
Trustee and any Transaction  Party of the type described in Section  12.02(a)(iv) or 12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the  Determination  Date  following  the  month  in  which  the  relevant  event  occurs,  and any  notices  and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this Section  12.03 shall be given no later than January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on Form 10-K with  respect to the  Certificates,  the  Trustee  will be deemed to  represent  that any  information previously  provided under this Article XII is materially  correct and does not have any material  omissions unless the  Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any disclosure  relating  to  material  litigation  against  the  Trustee  prior to  filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Trustee.

         Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

         (a)      deliver  to the  Depositor  a report  (in  form  and  substance  reasonably  satisfactory  to the
Depositor)  regarding the Trustee’s  assessment of compliance  with the applicable  Servicing  Criteria  during the immediately  preceding  calendar  year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122
of  Regulation  AB. Such report shall be  addressed to the  Depositor  and signed by an  authorized  officer of the
Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

         (b)      deliver to the Depositor a report of a registered  public  accounting firm reasonably  acceptable to the Depositor  that attests to, and reports on, the  assessment of compliance  made by the Trustee and delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

         Section 12.05.    Indemnification; Remedies.

         (a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser of the  Certificates or each
Person who controls any of such parties  (within the meaning of Section15 of the  Securities  Act and Section 20 of
the Exchange Act); and the respective present and former directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                  (i)      (A)      any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants’ attestation or other material provided under this Article
XII by or on behalf of the  Trustee  (collectively,  the  “Trustee  Information”),  or (B) the  omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided, by way of clarification,  that clause (B) of this paragraph shall be construed solely by reference to the Trustee  Information  and not to any other  information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented together with or separately from such other information; or

                  (ii)     any failure by the Trustee to deliver any information,  report, certification,  or other material  when and as  required  under  this  Article  XII,  other than a failure  by the  Trustee  to deliver  the accountants’ attestation.

         (b)      In the case of any  failure of  performance  described  in clause (ii) of Section  12.05(a),  the
Trustee shall (i) promptly  reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification,  accountants’  attestation  or other  material  not  delivered as required by the Trustee and (ii)  cooperate  with the  Depositor  to mitigate any damages that may result from such failure.

         (c)      The  Depositor  and the Master  Servicer  shall  indemnify  the  Trustee,  each  affiliate of the
Trustee or each  Person who  controls  the  Trustee  (within the meaning of  Section15  of the  Securities  Act and
Section 20 of the Exchange Act), and the respective  present and former directors,  officers,  employees and agents of the  Trustee,  and shall hold each of them  harmless  from and against any losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement  of a material  fact  contained  or alleged to be contained  in any  information  provided  under this  Agreement  by or on behalf of the  Depositor or
Master Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the “RFC
Information”),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this  paragraph  shall be construed  solely by reference to the RFC  Information  and not to any other  information communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the  Depositor,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ASSET SECURITIES CORPORATION

                                                             By:_____________________________________
                                                                 Name:
                                                                 Title:   Vice President

                                                             RESIDENTIAL FUNDING COMPANY, LLC

                                                             By:______________________________________
                                                                 Name:
                                                                 Title:   Associate

                                                             U.S. BANK NATIONAL ASSOCIATION
                                                             as Trustee

                                                             By:______________________________________
                                                                  Name:
                                                                  Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of February  2007 before me, a notary  public in and for said State,  personally  appeared
_______________,  known to me to be a Vice  President  of  Residential  Asset  Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ________________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of February  2007 before me, a notary  public in and for said State,  personally  appeared
_______________,  known to me to be an Associate of Residential Funding Company,  LLC, one of the limited liability companies that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said limited  liability  company,  and acknowledged to me that such limited  liability  company executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF RAMSEY                   )

         On the ____ day of February  2007 before me, a notary  public in and for said State,  personally  appeared
_____________________,  known to me to be a  _____________________  of U.S.  Bank National  Association,  a banking association  organized under the laws of the United States that executed the within  instrument,  and also known to me to be the  person  who  executed  it on behalf of said  banking  association  and  acknowledged  to me that such banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ____________________________________

[Notarial Seal]

                                                                                                                          EXHIBIT A

                                     FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 COUPLED WITH AN INTEREST IN THE SB-AM SWAP AGREEMENT.

         THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE  PRINCIPAL
BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  TRUSTEE OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,
EXCHANGE,  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH
OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,
OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  INASMUCH  AS THE  REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY  TRANSFEREE OF THIS  CERTIFICATE  THAT IS A PLAN INVESTOR WILL BE DEEMED TO HAVE  REPRESENTED
THAT AS OF ANY DATE PRIOR TO THE  TERMINATION OF THE  SUPPLEMENTAL  INTEREST  TRUST,  AT LEAST ONE OF U.S.
DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS EXEMPTIONS 84-14,  90-1,  91-38,  95-60,  96-23 OR OTHER
APPLICABLE  EXEMPTION  APPLIES TO SUCH HOLDER'S RIGHT TO RECEIVE PAYMENTS FROM THE  SUPPLEMENTAL  INTEREST
TRUST.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE CONDITIONS  DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING TRANSFEREE THAT IS
NOT A PLAN INVESTOR OR SATISFIES SUCH  CONDITIONS  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO
ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS
CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST
THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING
AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY
SUBSERVICER,  AND THE TRUST FUND FROM AND  AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  March 1, 2007
First Distribution Date:  April 25, 2007                     Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Company, LLC                             Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2007-KS3

                  evidencing a  percentage  interest in the  distributions  allocable to the Class A-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or GMAC Mortgage Group,  LLC or any of their  affiliates.  Neither this  Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or
any of their  affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one-
to four- family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the  Business  Day  immediately  preceding  that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and
principal,  if  any,  required  to  be  distributed  to  Holders  of  Class A-[_]   Certificates  on  such
Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Each  holder  of this  certificate  is  deemed  to  represent  that as of any  date  prior to the termination of the Supplemental  Interest Trust,  either it is not a Plan Investor or at least one of U.S.
Department of Labor Prohibited  Transaction Class Exemptions 84-14,  90-1,  91-38,  95-60,  96-23 or other applicable  exemption  applies to such holder's right to receive payments from the  Supplemental  Interest
Trust.  Any purported  Certificate  owner whose  acquisition or holding of this  Certificate  (or interest herein) was effected in  violation of the  restrictions  in Section  5.02(e) of the Pooling and  Servicing
Agreement  shall  indemnify  and hold  harmless the  Depositor,  the  Trustee,  the Master  Servicer,  any
Subservicer,  and the Trust Fund from and  against  any and all  liabilities,  claims,  costs or  expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice  of the  pendency  of  such  distribution  and  only  upon  presentation  and  surrender  of,  this
Certificate  at the office or agency  appointed by the Trustee for that  purpose in St.  Paul,  Minnesota.
The  Initial  Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal Balance hereof will be reduced [from time to time pursuant to the Agreement].

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.
The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the
Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, and the Certificate Registrar and any agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all  purposes,  and none of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be  affected  by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase  by the  Holder  of the  Class SB  Certificates  or the  Master  Servicer,  as  described  in the
Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the
Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB  Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) to  purchase  in  whole,  but not in part,  all of the  Certificates  from the  Holders  thereof, provided,  that any such  option may only be  exercised  if the Stated  Principal  Balance  before  giving effect  to the  distributions  to be made on such  Distribution  Date  of the  Mortgage  Loans,  as of the
Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: ________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      Certificate of Authentication

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              ______________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                                          EXHIBIT B

                                     FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A  CERTIFICATES AS DESCRIBED
IN THE AGREEMENT (AS DEFINED HEREIN).

         THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE  PRINCIPAL
BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  TRUSTEE OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,
EXCHANGE,  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH
OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,
OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  INASMUCH  AS THE  REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE  "CODE")  COUPLED  WITH AN  INTEREST  IN THE SB-AM  SWAP
AGREEMENT.

         ANY  TRANSFEREE OF THIS  CERTIFICATE  (OR INTEREST  THEREIN)  ACQUIRED  AFTER  TERMINATION OF THE
SUPPLEMENTAL  INTEREST  TRUST WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS PURCHASE OR HOLDING OF
THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN
OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN
INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE
OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS" OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE IN RELIANCE ON U.S.
DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994),
AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),  AND
THAT IT UNDERSTANDS THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION  INCLUDING
THAT THIS  CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT)
BY  STANDARD & POOR'S,  FITCH OR MOODY'S  OR (C) (I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE
SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT" (AS
DEFINED IN U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),  AND (III)
THE CONDITIONS  SET FORTH IN PTCE 95-60 HAVE BEEN  SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C),
A "COMPLYING  INSURANCE  COMPANY").  EACH HOLDER OF THIS  CERTIFICATE THAT IS A PLAN INVESTOR IS DEEMED TO
REPRESENT THAT AS OF ANY DATE PRIOR TO THE  TERMINATION OF THE  SUPPLEMENTAL  INTEREST TRUST, AT LEAST ONE
OF U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS EXEMPTIONS 84-14, 90-1, 91-38,  95-60, 96-23 OR
OTHER  APPLICABLE  EXEMPTION  APPLIES TO SUCH HOLDER'S  RIGHT TO RECEIVE  PAYMENTS  FROM THE  SUPPLEMENTAL
INTEREST TRUST.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE  CONDITIONS  DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT
EITHER (I) IS NOT A PLAN INVESTOR OR (II)  ACQUIRED SUCH  CERTIFICATE  IN COMPLIANCE  WITH THE  CONDITIONS
DESCRIBED  ABOVE SHALL BE  RESTORED,  TO THE EXTENT  PERMITTED  BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE
SHALL BE UNDER NO  LIABILITY  TO ANY  PERSON  FOR  MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST
THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING
AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY
SUBSERVICER,  AND THE TRUST FUND FROM AND  AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  March 1, 2007                             [Fixed Pass-Through Rate]
First Distribution Date:  April 25, 2007                     Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Company, LLC                             Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2007-KS3

                  evidencing a  percentage  interest in the  distributions  allocable to the Class M-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or GMAC Mortgage Group,  LLC or any of their  affiliates.  Neither this  Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or
any of their  affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one-
to four- family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the  Business  Day  immediately  preceding  that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and
principal,  if  any,  required  to  be  distributed  to  Holders  of  Class M-[_]   Certificates  on  such
Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Any  Transferee of this  Certificate  (or interest  therein)  acquired  after  termination of the
Supplemental  Interest  Trust will be deemed to have  represented  by virtue of its purchase or holding of this  Certificate (or interest  therein) that either (a) such  transferee is not an employee  benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement
Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect  such  acquisition  (each of the foregoing,  a "Plan  Investor"),  (b) it has acquired and is holding this  Certificate in reliance on U.S.
Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994),
as most recently amended by PTE 2002-41,  67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"),  and
that it understands that there are certain  conditions to the availability of the RFC Exemption  including that this  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent)
by  Standard & Poor's,  Fitch or Moody's  or (c) (i) the  transferee  is an  insurance  company,  (ii) the source of funds used to purchase or hold this  certificate is an "insurance  company general  account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and (iii)
the conditions  set forth in PTCE 95-60 have been  satisfied  (each entity that satisfies this clause (c), a "Complying  Insurance  Company").  Each holder of this  Certificate that is a Plan Investor is deemed to represent  that as of any date prior to the  termination of the  Supplemental  Interest Trust at least one of U.S.  Department of Labor Prohibited  Transaction Class Exemptions 84-14, 90-1, 91-38,  95-60, 96-23 or
other  applicable  exemption  applies to such holder's  right to receive  payments  from the  Supplemental
Interest Trust.

         If this  Certificate  (or any  interest  therein) is acquired or held by any person that does not satisfy the  conditions  described in the preceding  paragraph,  then the last preceding  transferee  that either (i) is not a Plan Investor or (ii)  acquired such  Certificate  in compliance  with the  conditions described  above shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as
Certificate  owner  thereof  retroactive  to the date of such  transfer of this  Certificate.  The Trustee shall be under no  liability  to any  person  for  making any  payments  due on this  Certificate  to such preceding  transferee.  Any purported  Certificate  owner whose acquisition or holding of this Certificate
(or interest  therein) was effected in  violation of the  restrictions  in Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify  and hold  harmless the  Depositor,  the  Trustee,  the Master
Servicer, any Subservicer,  and the Trust Fund from and against any and all liabilities,  claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice  of the  pendency  of  such  distribution  and  only  upon  presentation  and  surrender  of,  this
Certificate  at the office or agency  appointed by the Trustee for that  purpose in St.  Paul,  Minnesota.
The  Initial  Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal and any
Realized Losses allocable hereto.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.
The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the
Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, and the Certificate Registrar and any agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all  purposes,  and none of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be  affected  by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase  by the  Holder  of the  Class SB  Certificates  or the  Master  Servicer,  as  described  in the
Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the
Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB  Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) to  purchase  in  whole,  but not in part,  all of the  Certificates  from the  Holders  thereof, provided,  that any such  option may only be  exercised  if the Stated  Principal  Balance  before  giving effect  to the  distributions  to be made on such  Distribution  Date  of the  Mortgage  Loans,  as of the
Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      Certificate of Authentication

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                                          EXHIBIT C

                                           CLASS SB CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M  CERTIFICATES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE  "CODE"),  COUPLED  WITH AN  INTEREST  IN THE SB-AM SWAP
AGREEMENT AND THE SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE TO ANY EMPLOYEE  BENEFIT
PLAN OR OTHER PLAN OR  ARRANGEMENT  SUBJECT  TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY
OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN INVESTOR") UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE
PROVIDED WITH AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,
THE DEPOSITOR AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER  SECTION  406 OF ERISA OR  SECTION  4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT
ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO
THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST
THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING
AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY
SUBSERVICER,  AND THE TRUST FUND FROM AND  AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

__________________NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE
OF SUCH CLASS SB CERTIFICATE  PROVIDES TO THE TRUSTEE THE APPROPRIATE TAX  CERTIFICATION  FORM (I.E.,  IRS
FORM W-9 OR IRS FORM W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE  (OR ANY SUCCESSOR  FORM THERETO))
AND  AGREES TO UPDATE  SUCH  FORMS (I) UPON  EXPIRATION  OF ANY SUCH  FORM,  (II) AS  REQUIRED  UNDER THEN
APPLICABLE U.S.  TREASURY  REGULATIONS AND (III) PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME OBSOLETE
OR  INCORRECT,  AS A  CONDITION  TO SUCH  TRANSFER.  UNDER THE  AGREEMENT,  UPON  RECEIPT  OF ANY SUCH TAX
CERTIFICATION  FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE TRUSTEE (INCLUDING IN ITS CAPACITY
AS SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION  FORM PROVIDED TO IT TO THE
SWAP  COUNTERPARTY.  EACH HOLDER OF A CLASS SB CERTIFICATE AND EACH TRANSFEREE  THEREOF SHALL BE DEEMED TO
HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP COUNTERPARTY ANY SUCH TAX CERTIFICATION  FORM IT HAS
PROVIDED AND UPDATED IN ACCORDANCE WITH THESE TRANSFER  RESTRICTIONS.  ANY PURPORTED SALES OR TRANSFERS OF
ANY CLASS SB CERTIFICATE  TO A TRANSFEREE  WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED
NULL AND VOID UNDER THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  March 1, 2007
First Distribution Date:  April 25, 2007                     Initial Certificate Principal Balance of the Class SB
                                                             Certificates:
                                                             $___________________________
Master Servicer:                                             Aggregate Initial Notional Certificate Principal
Residential Funding Company, LLC                             Balance of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2007-KS3

                  evidencing a  percentage  interest in the  distributions  allocable to the  Class SB  Certificates  with  respect to a Trust Fund  consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below, GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or  instrumentality or by
Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee, GMAC Mortgage Group, LLC or
any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of
their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [______________________________]  is the registered  owner of the Percentage
Interest  evidenced  by  this  Certificate  in  certain  distributions  with  respect  to the  Trust  Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior]
lien  mortgage  loans on one- to  four-family  residential  properties  (the  "Mortgage  Loans"),  sold by
Residential  Asset Securities  Corporation  (hereinafter  called the "Depositor,"  which term includes any successor  entity  under the  Agreement  referred  to below).  The Trust Fund was  created  pursuant  to a
Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the
Master Servicer and U.S. Bank National  Association,  as trustee (the "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business on the last  Business  Day of the month  immediately preceding the month of such distribution (the "Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be distributed  to Holders of Class SB  Certificates  on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.

         No  transfer  of this  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,
(i) the  Trustee  or the  Depositor  may  require an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer is exempt  (describing  the applicable  exemption  and the  basis  therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and
(ii) the  transferee  shall  execute an  investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein shall be made to any employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of ERISA or Section
4975 of the Code,  or any person  (including  an  insurance  company  investing  its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing,  a "Plan Investor")  unless the Trustee,  the
Depositor and the Master  Servicer are provided  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the  Depositor  and the Master  Servicer to the effect that the purchase or holding of this  Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code
(or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         Any purported  Certificate  owner whose  acquisition or holding of this  Certificate (or interest therein) was effected in violation of the  restrictions  in Section  5.02(e) of the Pooling and  Servicing
Agreement  shall  indemnify  and hold  harmless the  Depositor,  the  Trustee,  the Master  Servicer,  any
Subservicer,  and the Trust Fund from and  against  any and all  liabilities,  claims,  costs or  expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor  or in  lieu  hereof  whether  or  not  notation  of  such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits the  amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the
Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting  early retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the  Mortgage  Loans,  as of the  Distribution  Date upon which the  proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the Certificate  Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      Certificate of Authentication

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                                          EXHIBIT D

                                       FORM OF CLASS R CERTIFICATE

         THE  CLASS R   CERTIFICATE   WILL  NOT  BE  ENTITLED  TO  PAYMENTS   CONSTITUTING  THE  AVAILABLE
DISTRIBUTION  AMOUNT  UNTIL SUCH TIME AS  DESCRIBED  IN THE POOLING AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN (THE "AGREEMENT").

         THIS CLASS R  CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB  CERTIFICATES,  TO
THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE TO ANY EMPLOYEE  BENEFIT
PLAN OR OTHER PLAN OR  ARRANGEMENT  SUBJECT  TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY
OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN INVESTOR") UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE
PROVIDED WITH AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE,
THE DEPOSITOR AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER  SECTION  406 OF ERISA OR  SECTION  4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT
ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO
THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST
THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING
AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY
SUBSERVICER,  AND THE TRUST FUND FROM AND  AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE
IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED
STATES, OR ANY AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS
A CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS
BOARD  OF  DIRECTORS  IS  NOT  SELECTED  BY  SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF THE  FOREGOING,  (C) ANY
ORGANIZATION  (OTHER THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT  FROM THE TAX  IMPOSED  BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED
BUSINESS  TAXABLE  INCOME),   (D) RURAL   ELECTRIC  AND  TELEPHONE   COOPERATIVES   DESCRIBED  IN  SECTION
1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR (E) BEING  HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-1                                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  March 1, 2007                             Residential Funding Company, LLC

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2007-KS3

                  evidencing a  percentage  interest in the  distributions  allocable to the  Class R  Certificates  with  respect to a Trust  Fund  consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below, GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or  instrumentality or by
Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee, GMAC Mortgage Group, LLC or
any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of
their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  [Residential  Funding  Company,  LLC]  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate  in certain  distributions  with respect to the Trust
Fund  consisting  primarily  of a pool of [fixed]  [adjustable]  interest  rate,  first [and  junior] lien mortgage loans on one- to four-family  residential  properties (the "Mortgage Loans"), sold by Residential
Asset  Securities  Corporation  (hereinafter  called the  "Depositor,"  which term  includes any successor entity  under the  Agreement  referred  to below).  The Trust Fund was  created  pursuant to a Pooling and
Servicing  Agreement dated as specified above (the  "Agreement)  among the Depositor,  the Master Servicer and U.S.  Bank National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business on the last  Business  Day of the month  immediately preceding the month of such  distribution  (the "Record Date"),  from the related  Available  Distribution
Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and, the amount of  interest  and  principal,  if any,  required  to be  distributed  to the Holders of Class R
Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership
Interest  in this  Certificate  must be a  United  States  Person  and a  Permitted  Transferee,  (ii) the
transfer of any  Ownership  Interest in this  Certificate  will be  conditioned  upon the  delivery to the
Trustee  of,  among  other  things,  an  affidavit  to the effect  that it is a United  States  Person and
Permitted  Transferee,  (ii) any  attempted  or  purported  transfer  of any  Ownership  Interest  in this
Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States  Person and a Permitted
Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right,  in its sole discretion and without notice to the Holder of this
Certificate,  to sell this  Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer,  on such terms and conditions as the
Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with  respect  to this  Certificate,  including  tax liabilities.

         No  transfer  of this  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,
(i) the  Trustee  or the  Depositor  may  require an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer is exempt  (describing  the applicable  exemption  and the  basis  therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and
(ii) the  transferee  shall  execute an  investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein shall be made to any employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of ERISA or Section
4975 of the Code,  or any person  (including  an  insurance  company  investing  its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing,  a "Plan Investor")  unless the Trustee,  the
Depositor and the Master  Servicer are provided  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the  Depositor  and the Master  Servicer to the effect that the purchase or holding of this  Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code
(or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor  or in  lieu  hereof  whether  or  not  notation  of  such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits the  amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the
Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless  the  certificate  of   authentication   hereon  has  been  executed  by  the  Certificate
Registrar,  by  manual  signature,  this  Certificate  shall  not be  entitled  to any  benefit  under the
Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      Certificate of Authentication

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                                          EXHIBIT E

                                       FORM OF CUSTODIAL AGREEMENT

         THIS  CUSTODIAL  AGREEMENT  (as amended and  supplemented  from time to time,  the  "Agreement"), dated as of March 1,  2007,  by and among U.S.  BANK  NATIONAL  ASSOCIATION,  as  trustee  (including  its successors  under the Pooling  Agreement  defined below,  the  "Trustee"),  RESIDENTIAL  ASSET  SECURITIES
CORPORATION  (together with any successor in interest,  the "Company"),  RESIDENTIAL FUNDING COMPANY, LLC,
as master  servicer  (together  with any  successor in interest or successor  under the Pooling  Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK,  NATIONAL  ASSOCIATION  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                       W I T N E S S E T H T H A T:

         WHEREAS,  the  Company,  the Master  Servicer,  and the Trustee  have  entered into a Pooling and
Servicing  Agreement,  dated as of March 1, 2007, relating to the issuance of Residential Asset Securities
Corporation,  Home Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-KS3 (as in effect on the date of this Agreement,  the "Original  Pooling  Agreement," and as amended and  supplemented  from time to time, the "Pooling Agreement"); and

         WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain  documents  and other  instruments  delivered by the Company and the Master  Servicer under  the  Pooling  Agreement,  all  upon  the  terms  and  conditions  and  subject  to the  limitations hereinafter set forth;

         NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants  and  agreements hereinafter set forth,  the Trustee,  the Company,  the Master Servicer and the Custodian  hereby agree as follows:

                                                ARTICLE I

                                               Definitions

         Capitalized  terms  used in this  Agreement  and not  defined  herein  shall  have  the  meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                                ARTICLE II

                                      Custody of Mortgage Documents

         Section 2.1       Custodian to Act as Agent:  Acceptance of Custodial  Files. The Company and the
Master  Servicer  hereby  direct the  Trustee to appoint  Wells Fargo Bank,  National  Association  as the
Custodian  hereunder.  The  Custodian,  as the duly  appointed  agent of the Trustee  for these  purposes, acknowledges  receipt of the Custodial  Files  relating to the Mortgage  Loans  identified on the schedule attached  hereto (the  "Custodial  Files") and declares that it holds and will hold the Custodial Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2       Recordation  of  Assignments.  If any  Custodial  File  includes  one  or  more assignments  of the related  Mortgages to the Trustee that have not been  recorded,  each such  assignment shall be  delivered by the  Custodian  to the Company for the purpose of  recording it in the  appropriate public office for real property records,  and the Company, at no expense to the Custodian,  shall promptly cause to be recorded in the  appropriate  public  office for real  property  records each such  assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3       Review of Custodial Files.

                  (a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an
Initial  Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Custodial File for each  Mortgage  Loan listed on the  Schedule  attached  hereto (the  "Mortgage  Loan  Schedule").  The parties hereto  acknowledge  that certain  documents  referred to in Subsection  2.01(b)(i) of the Pooling
Agreement may be missing on or prior to the Closing Date and such missing  documents  shall be listed as a
Schedule to Exhibit One.

                  (b)      Within 45 days after the Closing Date,  the Custodian  agrees,  for the benefit of  Certificateholders,  to  review  each  Custodial  File  and to  deliver  to  the  Trustee  an  Interim
Certification  in the form annexed  hereto as Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section 2.01 (b) of the Pooling  Agreement have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  except for any exceptions listed on Schedule A attached to such Interim  Certification.  For purposes of such review, the
Custodian  shall  compare  the  following   information  in  each  Custodial  File  to  the  corresponding information  in the Mortgage  Loan  Schedule:  (i) the loan number,  (ii) the borrower  name and (iii) the original  principal  balance.  In the event that any  Mortgage  Note or  Assignment  of Mortgage  has been delivered to the  Custodian by the Company in blank,  the  Custodian,  upon the  direction of the Company, shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed  in the name of the  Trustee  prior to the date on which such  Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be delivered  pursuant
to   Section 2.01(c)   of  the  Pooling   Agreement,   the  Custodian  agrees,  for  the  benefit  of  the
Certificateholders,  to review each such document,  and upon the written request of the Trustee to deliver to the Trustee an updated  Schedule A to the Interim  Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable,  or  appropriate  for the  represented  purpose or that they have  actually  been  recorded or that they are other than what they purport to be on their face,  or that the MIN is accurate.  If in performing the review  required by this  Section 2.3  the Custodian finds any document or documents  constituting  a part of a Custodial  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the Custodian  shall  promptly so notify the
Company, the Master Servicer and the Trustee.

                  (c)      Upon  receipt  of all  documents  required  to be in the  Custodial  Files  the
Custodian shall deliver to the Trustee a Final  Certification  in the form annexed hereto as Exhibit Three evidencing the completeness of the Custodial Files.

         Upon  receipt of written  request  from the  Trustee,  the  Company or the Master  Servicer,  the
Custodian  shall as soon as  practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans required to be delivered  pursuant to  Section 2.01(b)  of the Pooling Agreement not then contained in the Custodial Files.

         Section 2.4       Notification of Breaches of  Representations  and Warranties.  If the Custodian
discovers,  in the course of performing its custodial functions,  a breach of a representation or warranty made by the  Master  Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a
Mortgage  Loan  relating to a Custodial  File,  the  Custodian  shall give  prompt  written  notice to the
Company, the Master Servicer and the Trustee.

         Section 2.5       Custodian to  Cooperate:  Release of Custodial  Files.  Upon the  repurchase or substitution  of any Mortgage Loan  pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage Loan, or the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the Master  Servicer  shall  immediately  notify the
Custodian  by  delivering  to the  Custodian a Request for Release (in the form of Exhibit  Four  attached hereto or a mutually  acceptable  electronic form) and shall request delivery to it of the Custodial File.
The  Custodian  agrees,  upon  receipt of such  Request  for  Release,  promptly  to release to the Master
Servicer the related  Custodial  File.  Upon  receipt of a Request for Release  from the Master  Servicer, signed by a Servicing  Officer,  stating that (i) the Master  Servicer or a  Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the related  Mortgage
Loan in an amount equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan,  the Custodian  shall release to the Master Servicer the related  Custodial File. Upon written  notification of a substitution,  the Master
Servicer  shall deliver to the  Custodian  and the Custodian  agrees to accept the Mortgage Note and other documents  constituting  the Custodial File with respect to any Qualified  Substitute  Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

         From time to time as is  appropriate  for the  servicing or  foreclosures  of any Mortgage  Loan, including,  for this  purpose,  collection  under  any  Primary  Insurance  Policy  or any  Mortgage  Pool
Insurance Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Custodial
File or such  document to the Master  Servicer.  All  Custodial  Files so released to the Master  Servicer shall  be held by it in  trust  for  the  Trustee  for the use  and  benefit  of all  present  and  future
Certificateholders.  The Master  Servicer  shall  cause each  Custodial  File or any  document  therein so released to be returned to the Custodian  when the need therefor by the Master  Servicer no longer exists, unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage
Loan have been  deposited in the Custodial  Account or (ii) the  Custodial  File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as  required  by law,  for purposes  of  initiating  or  pursuing  legal  action  or other  proceedings  for the  foreclosure  of the
Mortgaged  Property  either  judicially or  non-judicially,  and the Master  Servicer has delivered to the
Custodian  an updated  Request for Release  signed by a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Custodial  File returned to the Custodian by the Master  Servicer,  the  Custodian  shall  deliver a signed  acknowledgement  to the  Master  Servicer, confirming receipt of such Custodial File.

         Upon the written request of the Master  Servicer,  the Custodian will send to the Master Servicer copies of any documents contained in the Custodial File.

         Section 2.6       Assumption   Agreements.   In  the  event  that  any  assumption  agreement  or
substitution  of liability  agreement  is entered  into with respect to any Mortgage  Loan subject to this
Agreement in  accordance  with the terms and  provisions  of the Pooling  Agreement,  the Master  Servicer shall  notify  the  Custodian  that such  assumption  or  substitution  agreement  has been  completed  by forwarding to the Custodian the original of such  assumption  or  substitution  agreement,  which shall be added to the related  Custodial  File and, for all purposes,  shall be considered a part of such Custodial
File to the same extent as all other documents and instruments constituting parts thereof.

                                               ARTICLE III

                                         Concerning the Custodian

         Section 3.1       Custodian  a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage
Note,  Mortgage  and  other  documents  constituting  each  Custodial  File  which  are  delivered  to the
Custodian,  the Custodian is exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the  benefit of any person  other than the  Trustee,  holds such documents  for the  benefit of  Certificateholders  and  undertakes  to perform  such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon  compliance with the provisions of
Section 2.5  of this  Agreement,  no Mortgage Note,  Mortgage or other  document  constituting a part of a
Custodial  File shall be  delivered by the  Custodian  to the Company or the Master  Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer  shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS,  or if it  otherwise  shall no longer be capable of  registering  and  recording  Mortgage
Loans using MERS. In addition,  the Master  Servicer  shall  (i) promptly  notify the Custodian in writing when a MERS  Mortgage  Loan is no longer  registered  with and recorded  under MERS and  (ii) concurrently with any such deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

         Section 3.2       Indemnification.   The  Company   hereby  agrees  to  indemnify  and  hold  the
Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or proceedings at law or in equity, or any other expenses,  fees or charges of any character or nature,  which the Custodian may incur or with which the Custodian  may be  threatened by reason of its acting as custodian  under this
Agreement,  including indemnification of the Custodian against any and all expenses,  including attorney's fees if counsel  for the  Custodian  has been  approved  by the  Company,  and the cost of  defending  any action,  suit or proceedings or resisting any claim.  Notwithstanding  the foregoing,  it is  specifically understood and agreed that in the event any such claim,  liability,  loss,  action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which shall  constitute a willful  breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3       Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity  may become the owner or pledgee of  Certificates  with the same  rights it would have if it were not Custodian.

         Section 3.4       Master  Servicer to Pay  Custodian's  Fees and  Expenses.  The Master  Servicer
covenants and agrees to pay to the Custodian  from time to time,  and the Custodian  shall be entitled to, reasonable  compensation  for all services  rendered by it in the exercise and  performance  of any of the powers and  duties  hereunder  of the  Custodian,  and the  Master  Servicer  shall pay or  reimburse  the
Custodian upon its request for all reasonable  expenses,  disbursements  and advances  incurred or made by the Custodian in  accordance  with any of the  provisions  of this  Agreement  (including  the  reasonable compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.
         Section 3.5       Custodian May Resign;  Trustee May Remove  Custodian.  The Custodian may resign from the  obligations  and duties  hereby  imposed upon it as such  obligations  and duties  relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of  resignation,  the Trustee shall either take custody of the  Custodial  Files  itself and give prompt  notice  thereof to the Company,  the
Master Servicer and the Custodian,  or promptly appoint a successor  Custodian by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian and one copy to the  successor  Custodian.  If the  Trustee  shall not have taken  custody of the  Custodial  Files and no successor  Custodian shall have been so appointed and have accepted  appointment  within 30 days after the giving of such  notice of  resignation,  the  resigning  Custodian  may  petition  any court of  competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the direction of the Master  Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,  a successor  Custodian  hereunder.  Any successor  Custodian  shall be a depository  institution subject to  supervision  or  examination  by federal or state  authority  and shall be able to satisfy the other  requirements  contained in Section 3.7  and shall be  unaffiliated  with the Master Servicer or the
Company.

         Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the provisions of this  Section 3.5  shall become  effective  upon  acceptance of appointment by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment  of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6       Merger or Consolidation  of Custodian.  Any Person into which the Custodian may be merged or  converted or with which it may be  consolidated,  or any Person  resulting  from any merger, conversion or  consolidation  to which the  Custodian  shall be a party,  or any Person  succeeding to the business of the  Custodian,  shall be the successor of the Custodian  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the
contrary   notwithstanding;   provided  that  such  successor  is  a  depository  institution  subject  to supervision  or examination  by federal or state  authority and is able to satisfy the other  requirements contained in Section 3.7 and is unaffiliated with the Master Servicer or the Company.

         Section 3.7       Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to supervision or  examination by a federal or state  authority,  has a combined  capital  and  surplus  of  at  least  $15,000,000  and  is  qualified  to  do  business  in  the jurisdictions in which it will hold any Custodial File.

                                                ARTICLE IV

                                      Compliance with Regulation AB

         Section 4.1       Intent of the  Parties;  Reasonableness.  The parties  hereto  acknowledge  and agree that the purpose of this  Article IV is to facilitate  compliance by the Company with the provisions of Regulation  AB and related  rules and  regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for  purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange  Act.  Each of the
parties hereto  acknowledges  that  interpretations  of the  requirements of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff,  consensus  among participants in the  mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply  with  requests  made by the  Company  in good  faith  for  delivery  of  information  under  these provisions on the basis of evolving  interpretations  of  Regulation  AB. The  Custodian  shall  cooperate reasonably with the Company to deliver to the Company  (including any of its assignees or designees),  any and all disclosure,  statements, reports,  certifications,  records and any other information necessary in the  reasonable,  good  faith  determination  of the  Company to permit  the  Company  to comply  with the provisions of Regulation AB.

         Section 4.2       Additional Representations and Warranties of the Custodian.

                  (a)      The Custodian  hereby  represents and warrants that the  information  set forth under the caption "Pooling and Servicing  Agreement—Custodial  Arrangements" (the "Custodian  Disclosure")
in  the  preliminary  prospectus  supplement  relating  to  the  Certificates  and  the  final  prospectus supplement  relating to the Certificates  does not contain any untrue statement of a material fact or omit to state a material  fact  required  to be stated  therein or  necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b)      The  Custodian  shall be  deemed to  represent  to the  Company  as of the date hereof and on each date on which  information is provided to the Company under  Section 4.3  that,  except as  disclosed  in writing to the  Company  prior to such date:  (i) there are no aspects of its  financial condition  that  could  have  a  material  adverse  effect  on  the  performance  by it of  its  Custodian obligations  under  this  Agreement  or  any  other  Securitization  Transaction  as to  which  it is  the custodian;  (ii)  there  are no  material  legal  or  governmental  proceedings  pending  (or  known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material  transaction party (as such terms are used in Regulation AB) relating to the Securitization  Transaction  contemplated by the Agreement,  as identified  by the Company to the  Custodian  in writing as of the  Closing  Date  (each,  a  "Transaction
Party").

                  (c)      If so  requested by the Company on any date  following  the Closing  Date,  the
Custodian  shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set  forth  in  paragraph  (a) of  this  Section or,  if  any  such representation  and  warranty is not  accurate  as of the date of such  confirmation,  provide  reasonably adequate  disclosure of the pertinent  facts, in writing,  to the requesting  party. Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the  Company  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         Section 4.3       Additional  Information  to Be  Provided by the  Custodian.  For so long as the
Certificates are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the
Exchange  Act with respect to any class of  Certificates,  the  Custodian  shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending against the Custodian that would be  material  to  Certificateholders,  and (b)  provide  to the  Company  a  written  description  of such proceedings.  Any notices and descriptions  required under this  Section 4.3  shall be given no later than five  Business  Days  prior to the  Determination  Date  following  the month in which the  Custodian  has knowledge of the  occurrence of the relevant  event.  As of the date the Company or Master  Servicer files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously provided under this Section 4.3,  if any, is materially correct and  does  not  have  any  material  omissions  unless  the  Custodian  has  provided  an  update  to such information.  For  purposes of this  Section 4.3,  "Determination  Date" shall mean,  with  respect to any
Distribution  Date, the 20th day (or if such 20th day is not a Business Day, the Business Day  immediately following  such 20th day) of the month of the  related  Distribution  Date and  "Distribution  Date" shall mean,  the 25th day of any month  beginning in March 2007 or, if such 25th day is not a Business  Day, the
Business Day immediately following such 25th day.

         Section 4.4       Report on Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

                  (a)      deliver to the Company a report (in form and substance reasonably  satisfactory to the Company)  regarding the  Custodian's  assessment of compliance  with the Servicing  Criteria during the  immediately  preceding  calendar  year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the  Company  and  signed  by an authorized  officer of the  Custodian,  and shall  address each of the Servicing  Criteria  specified on a certification substantially in the form of Exhibit Five hereto; and

                  (b)      deliver  to the  Company  a  report  of a  registered  public  accounting  firm reasonably  acceptable to the Company that attests to, and reports on, the  assessment of compliance  made by the  Custodian  and  delivered  pursuant  to the  preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange
Act.

         Section 4.5       Indemnification; Remedies.

                  (a)      The Custodian shall indemnify the Company,  each affiliate of the Company,  the
Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser of the  Certificates  or each Person who controls any of such parties  (within the meaning of  Section 15  of the Securities Act and Section 20 of the Exchange Act); and the respective  present and former  directors, officers,  employees  and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon:

                           (i)      (A)     any untrue  statement of a material fact  contained or alleged to be contained in the Custodian  Disclosure  and any  information,  report,  certification,  accountants'
attestation  or  other  material  provided  under  this  Article IV  by  or on  behalf  of  the  Custodian
(collectively,  the  "Custodian  Information"),  or (B) the  omission or alleged  omission to state in the
Custodian  Information a material fact required to be stated in the Custodian  Information or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading; or

                           (ii)     any  failure by the  Custodian  to deliver  any  information,  report, certification, accountants' attestation or other material when and as required under this Article IV.

                  (b)      In the  case  of any  failure  of  performance  described  in  clause  (ii)  of
Section 4.5(a),  the Custodian shall promptly  reimburse the Company for all costs reasonably  incurred by the  Company in order to obtain  the  information,  report,  certification,  accountants'  letter or other material not delivered as required by the Custodian.

                                                ARTICLE V

                                         Miscellaneous Provisions

         Section 5.1       Notices. All notices,  requests,  consents and demands and other communications required under this Agreement or pursuant to any other  instrument or document  delivered  hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally,  by telegram or telex, or by registered or certified mail,  postage prepaid,  return receipt  requested,  at the addresses specified on the signature  page hereof (unless  changed by the  particular  party whose address is stated
herein by similar notice in writing); in each case the notice will be deemed delivered when received.

         Section 5.2       Amendments.  No  modification  or amendment of or supplement to this  Agreement shall be valid or effective  unless the same is in writing and signed by all parties  hereto,  and none of the Company,  the Master  Servicer or the Trustee  shall enter into any amendment of or supplement to this
Agreement  except as  permitted  by the Pooling  Agreement.  The Trustee  shall give prompt  notice to the
Custodian of any amendment or supplement to the Pooling  Agreement and furnish the Custodian  with written copies thereof.

         Section 5.3       GOVERNING  LAW. THIS  AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER
THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         Section 5.4       Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this
Agreement is subject to recordation  in all  appropriate  public offices for real property  records in all the  counties  or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages  are  situated,  and in any  other  appropriate  public  recording  office  or  elsewhere,  such recordation  to be  effected  by the Master  Servicer  and at its  expense  on  direction  by the  Trustee
(pursuant to the request of holders of  Certificates  evidencing  undivided  interests in the aggregate of not less than 25% of the Trust  Fund),  but only upon  direction  accompanied  by an  Opinion  of  Counsel reasonably  satisfactory to the Master Servicer to the effect that the failure to effect such  recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this Agreement may be executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

         Section 5.5       Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions  or  terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such covenants,  agreements,  provisions  or terms  shall be deemed  severable  from the  remaining  covenants, agreements,  provisions  or  terms  of  this  Agreement  and  shall  in no  way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the holders thereof.

                                   [Signatures begin on following page]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota  55107
                                                             By:_____________________________________
Attention:  Structured Finance/RASC Series 2007-KS3          Name:
                                                             Title:

Address:                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:_____________________________________
                                                             Name:
                                                             Title:

Address:                                                     RESIDENTIAL FUNDING COMPANY, LLC, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:_____________________________________
                                                             Name:
                                                             Title:

Address:                                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423                                   By:_____________________________________
                                                             Name:
                                                             Title:

STATE OF MINNESOTA                          )
                                            )ss.:
COUNTY OF RAMSEY                            )

                  On the ____ day of  February  2007,  before me, a notary  public in and for said  State, personally  appeared  _____________,  known to me to be a _________ of U.S. BANK NATIONAL  ASSOCIATION,  a
national banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                             Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  February  2007,  before me, a notary  public in and for said  State, personally  appeared  ___________________,  known  to me  to  be a  ______________  of  Residential  Asset
Securities  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                             Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  February  2007,  before me, a notary  public in and for said  State, personally  appeared  ___________________,  known  to me to be a  ______________  of  Residential  Funding
Company,  LLC, a limited  liability company that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said limited  liability  company,  and  acknowledged to me that such limited liability company executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                             Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____ day of  February  2007,  before me, a notary  public in and for said  State, personally  appeared  ______________________,  known  to me to be a  ______________________________  Wells
Fargo Bank,  National  Association,  one of the entities  that  executed the within  instrument,  and also known to me to be the  person  who  executed  it on  behalf  of said  national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________
                                                                             Notary Public

[Notarial Seal]

                                               EXHIBIT ONE

                                            FORM OF CUSTODIAN
                                          INITIAL CERTIFICATION

                                            February ___, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RASC Series 2007-KS3

                  Re:      Custodial  Agreement,  dated  as of March  1,  2007,  by and  among  U.S.  Bank
                           National  Association,  Residential Asset Securities  Corporation,  Residential
                           Funding Company,  LLC and Wells Fargo Bank, National  Association,  relating to
                           Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS3

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  and subject to Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby certifies that it has received a Custodial  File (which  contains an original  Mortgage Note or an original Lost Note  Affidavit with a copy of the  related  Mortgage  Note) to the extent  required  in  Section 2.01(b)  of the  Pooling
Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  with any  exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                               EXHIBIT TWO

                                 FORM OF CUSTODIAN INTERIM CERTIFICATION

                                            February ___, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2007-KS3

                  Re:      Custodial  Agreement,  dated  as of March  1,  2007,  by and  among  U.S.  Bank
                           National  Association,  Residential Asset Securities  Corporation,  Residential
                           Funding Company,  LLC and Wells Fargo Bank, National  Association,  relating to
                           Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS3

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3  of  the  above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Custodial File to the extent required pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has reviewed the  Custodial  File and the Mortgage Loan Schedule and has
determined  that: all required  documents  have been executed and received and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  with any exceptions  listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                              EXHIBIT THREE

                                  FORM OF CUSTODIAN FINAL CERTIFICATION

                                            February ___, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2007-KS3

                  Re:      Custodial  Agreement,  dated  as of March  1,  2007,  by and  among  U.S.  Bank
                           National  Association,  Residential Asset Securities  Corporation,  Residential
                           Funding Company,  LLC and Wells Fargo Bank, National  Association,  relating to
                           Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3  of  the  above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby  certifies  that it has received a Custodial File with respect to each
Mortgage  Loan listed in the  Mortgage  Loan  Schedule  and it has  reviewed  the  Custodial  File and the
Mortgage Loan Schedule and has determined that: all required  documents  referred to in Section 2.01(b) of the Pooling  Agreement  have been  executed and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                               EXHIBIT FOUR

                                       FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection with the  administration  of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are  required to be deposited  have been or will be so deposited as provided in the Pooling and  Servicing
Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being enclosed with a copy of this  form.  You  should  retain  this  form for your  files in  accordance  with the terms of the
Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                               EXHIBIT FIVE

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        Applicable Servicing
                                         Servicing Criteria                                                   Criteria
------------------------------- --------------------------------------------------------------------- --------------------------

          Reference                                           Criteria
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  General Servicing Considerations
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 Cash Collection and Administration
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)                  an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 Investor Remittances and Reporting
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     Pool Asset Administration
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.                        X
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.                                                        X
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                                        EXHIBIT F-1

                                          GROUP I LOAN SCHEDULE

                                             [ON FILE AT RFC]

                                                                                                                        EXHIBIT F-2

                                          GROUP II LOAN SCHEDULE

                                             [ON FILE AT RFC]

                                                                                                                          EXHIBIT G

                                       FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the  administration  of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are  required to be deposited  have been or will be so deposited as provided in the Pooling and  Servicing
Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being enclosed with a copy of this  form.  You  should  retain  this  form for your  files in  accordance  with the terms of the
Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                        EXHIBIT H-1

                                 FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 ) ss.:
COUNTY OF                        )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1.       That he is [Title of  Officer]  of [Name of Owner]  (record or  beneficial  owner of the
Home Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-KS3,  Class R (the "Owner")), a
[savings  institution]  [corporation]  duly  organized  and  existing  under  the  laws of [the  State  of
________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2.       That the Owner (i) is not and will not be a "disqualified  organization"  or an electing large  partnership  as  of  [date  of  transfer]  within  the  meaning  of  Section  860E(e)(5)  and  775, respectively,  of the  Internal  Revenue  Code of 1986,  as  amended  (the  "Code") or an  electing  large partnership  under  Section  775(a) of the Code,  (ii) will  endeavor to remain other than a  disqualified organization for so long as it retains its ownership  interest in the Class R  Certificates,  and (iii) is acquiring the Class R  Certificates  for its own account or for the account of another Owner from which it has received an affidavit and agreement in  substantially  the same form as this  affidavit and agreement.
(For this purpose,  a "disqualified  organization"  means an electing large  partnership under Section 775
of  the  Code,  the  United  States,  any  state  or  political   subdivision   thereof,   any  agency  or
instrumentality  of any of the foregoing  (other than an  instrumentality  all of the  activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or any foreign  government,  international organization  or any agency or  instrumentality  of such foreign  government  or  organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives) that is generally  exempt from federal income tax unless such  organization  is subject to the tax on unrelated business taxable income).

         3.       That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of Class R
Certificates to disqualified  organizations or an electing large  partnership under the Code, that applies to all  transfers  of  Class R  Certificates  after  March  31,  1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such  transfer  is through  an agent  (which  person  includes a broker,  nominee or  middleman)  for a disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes  to  such  person  an  affidavit  that  the  transferee  is not a  disqualified organization  and, at the time of transfer,  such person does not have actual knowledge that the affidavit is false;  and (iv) that the Class R  Certificates  may be  "noneconomic  residual  interests"  within the meaning  of  Treasury  regulations  promulgated  pursuant  to  the  Code  and  that  the  transferor  of a noneconomic  residual  interest  will remain  liable for any taxes due with  respect to the income on such residual  interest,  unless no  significant  purpose  of the  transfer  was to impede  the  assessment  or collection of tax.

         4.       That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding Class R
Certificates if either the pass-through  entity is an electing large  partnership under Section 775 of the
Code or if at any time during the taxable year of the pass-through  entity a disqualified  organization is the record holder of an interest in such entity.  (For this purpose,  a "pass through  entity"  includes a regulated  investment  company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

         5.       That the Owner is aware that the Trustee  will not  register the transfer of any Class R
Certificates  unless  the  transferee,  or  the  transferee's  agent,  delivers  to  it an  affidavit  and agreement,  among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not  consummate  any such  transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6.       That the Owner has  reviewed the  restrictions  set forth on the face of the Class R -__
Certificates  and the  provisions of Section  5.02(f) of the Pooling and Servicing  Agreement  under which the Class R  Certificates  were issued (in particular,  clause  (iii)(A) and  (iii)(B) of  Section 5.02(f)
which  authorize  the  Trustee to  deliver  payments  to a person  other  than the Owner and  negotiate  a mandatory  sale by the  Trustee in the event the Owner holds such  Certificates  in  violation  of Section
5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon  advice of counsel to  constitute  a  reasonable  arrangement  to ensure  that the
Class R  Certificates will only be owned,  directly or indirectly,  by an Owner that is not a disqualified organization.

         8.       The Owner's Taxpayer Identification Number is ____________________.

         9.       This  affidavit  and  agreement  relates  only to the Class R  Certificates  held by the
Owner  and  not  to any  other  holder  of the  Class R  Certificates.  The  Owner  understands  that  the liabilities described herein relate only to the Class R Certificates.

         10.      That  no  purpose  of the  Owner  relating  to  the  transfer  of  any  of  the  Class R
Certificates  by the Owner is or will be to impede the  assessment  or  collection  of any tax;  in making this  representation,  the  Owner  warrants  that the  Owner is  familiar  with  (i)  Treasury  Regulation
1.860E-1(c)  and  recent  amendments  thereto,  effective  as of July 19,  2002,  and  (ii)  the  preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

         11.      That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any  United  States  taxes  owed by it so  long as any of the  Certificates  remain  outstanding.  In this regard,  the Owner  hereby  represents  to and for the  benefit of the person  from whom it  acquired  the
Class R  Certificate that the Owner intends to pay taxes associated with holding such Class R  Certificate as they become due,  fully  understanding  that it may incur tax  liabilities  in excess of any cash flows generated by the Class R Certificate.

         12.      That the Owner has no present  knowledge or  expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13.      The  Owner  is  either  (i)  a  citizen  or  resident  of  the  United  States,  (ii)  a corporation,  partnership  or other entity  treated as a  corporation  or a partnership  for U.S.  federal income tax  purposes  and  created or  organized  in, or under the laws of, the United  States,  any state thereof or the  District of  Columbia  (other than a  partnership  that is not treated as a United  States person  under  any  applicable  Treasury  regulations),  (iii) an  estate  that is  described  in  Section
7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         14.      The Owner hereby agrees that it will not cause income from the Class R  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

         15.      The  Owner  hereby  certifies,  represents  and  warrants  to,  and  covenants  with the
Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate:

         (a)  The Certificates are not being acquired by, and will not be transferred to, any employee benefit plan or other plan or arrangement subject to the prohibited transaction
provisions of the Employee Retirement Income Security Act of 1974, as amended   ("ERISA"),    or   Section
4975 of the Internal Revenue Code of 1986, as amended (the    "Code"),   or  any  person   (including   an
insurance company investing its general account, an  investment  manager,  a named  fiduciary or a trustee
of any such plan) who is using "plan        assets" of any such plan to effect such  acquisition  (each of
the foregoing, a "Plan     Investor"); or

         (b)  The Owner has provided the Trustee, the Depositor and the Master Servicer with an  Opinion
of Counsel acceptable to and in form and substance satisfactory to the Trustee,         the      Depositor
and the Master Servicer to the effect that the purchase or holding of  Certificates  is permissible  under
applicable law, will not constitute or result in any          nonexempt   prohibited   transaction   under
Section 406 of ERISA or Section 4975 of the          Code  (or  comparable  provisions  of any  subsequent
enactments), and will not subject the       Trustee,  the  Depositor,   or  the  Master  Servicer  to  any
obligation or liability (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code)
in addition to those       undertaken  in the Pooling and  Servicing  Agreement,  which Opinion of Counsel
shall not         be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the
Depositor,  the Trustee and the Master Servicer that the Owner will not transfer such  Certificates to any
Plan Investor or person unless  either such Plan  Investor or person meets the  requirements  set forth in either (a) or (b) above.

         Capitalized  terms used but not defined  herein shall have the  meanings  assigned in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of  Officer] of the
Owner,  and  acknowledged  to me that he  executed  the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this_______________________ day of _________, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________,
                                                     20__

                                                                                                             ANNEX I TO EXHIBIT H-1

                                        DEPARTMENT OF THE TREASURY

                                         Internal Revenue Service

                                          26 CFR Parts 1 and 602

                                                [TD 9004]

                                              RIN 1545-AW98

                                 Real Estate Mortgage Investment Conduits

                            AGENCY: Internal Revenue Service (IRS), Treasury.

                                        ACTION: Final regulations.

                 -----------------------------------------------------------------------

SUMMARY:  This  document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic residual interests in real estate mortgage  investment  conduits (REMICs).  The final regulations  provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of  information  in this final rule has been reviewed  and,  pending  receipt and evaluation  of public  comments,  approved by the Office of  Management  and Budget  (OMB) under 44 U.S.C.
3507 and assigned control number 1545-1675.

         The  collection  of  information  in  this  regulation  is  in  Sec.   1.860E-1(c)(5)(ii).   This
information  is required to enable the IRS to verify that a taxpayer is complying  with the  conditions of this  regulation.  The  collection of information  is mandatory and is required.  Otherwise,  the taxpayer will not  receive  the  benefit  of safe  harbor  treatment  as  provided  in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments  on the  collection  of  information  should  be sent to the  Office of  Management  and
Budget,  Attn:  Desk Officer for the  Department of the Treasury,  Office of  Information  and  Regulatory
Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance
Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by September 17, 2002. Comments are specifically requested concerning:

         o    Whether the  collection  of  information  is  necessary  for the proper  performance  of the functions of the Internal  Revenue  Service,  including  whether the  information  will have practical utility;

         o    The accuracy of the estimated  burden  associated  with the collection of  information  (see below);

         o    How the quality, utility, and clarity of the information to be collected may be enhanced;

         o    How the burden of complying with the collection of information  may be minimized,  including through the  application  of automated  collection  techniques or other forms of information technology; and

         o    Estimates of capital or start-up costs and costs of operation,  maintenance, and purchase of service to provide information.

         An agency may not conduct or sponsor,  and a person is not  required to respond to, a  collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470 hours,  based on an  estimated  number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating  to a  collection  of  information  must be  retained as long as their contents may become material in the  administration  of any internal revenue law.  Generally,  tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This document  contains  final  regulations  regarding  the proposed  amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code).  The regulations  provide the circumstances  under which a transferor of a noneconomic REMIC residual  interest meeting the investigation and  representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of noneconomic  REMIC  residual  interests.  In general,  a transfer of a  noneconomic  residual  interest is disregarded  for all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede the  assessment or  collection  of tax. A purpose to impede the  assessment or collection of tax (a wrongful  purpose)  exists if the  transferor,  at the time of the  transfer,  either  knew or should have known  that the  transferee  would be  unwilling  or unable  to pay taxes due on its share of the  REMIC's taxable  income.  Under  a safe  harbor,  the  transferor  of a REMIC  noneconomic  residual  interest  is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the transferee's  financial  condition (the investigation  requirement);  and
(2) the  transferor  secures a  representation  from the  transferee  to the  effect  that the  transferee understands  the tax  obligations  associated  with  holding a residual  interest and intends to pay those taxes (the representation requirement).

         The  IRS and  Treasury  have  been  concerned  that  some  transferors  of  noneconomic  residual interests  claim they  satisfy the safe harbor even in  situations  where the  economics  of the  transfer clearly  indicate  the  transferee  is  unwilling  or unable to pay the tax  associated  with  holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of  proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed  to clarify  the safe harbor by adding the "formula  test," an economic  test.  The proposed  regulation  provides that the safe harbor is unavailable  unless the present  value of the  anticipated  tax  liabilities  associated  with holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration  given to the transferee to acquire the  interest;  (2) the present value of the expected  future  distributions  on the interest;  and (3) the present value of the anticipated  tax savings  associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations  provides  requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor  provisions of the REMIC  regulations.  In February  2001,  the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B.  335) to set forth an alternative  safe harbor that taxpayers could use while the IRS and the  Treasury  considered  comments  on the  proposed  regulations.  Under the alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the  representation requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the transferee  meets a two-prong test (the asset test). A transferee  generally  meets the first prong of this  test  if,  at the  time of the  transfer,  and in each of the two  years  preceding  the  year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets  exceed $10 million.  A transferee  generally  meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest  to any person  other than  another  domestic,  taxable corporation  that also  satisfies  the  requirements  of the asset test. A  transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev. Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or  assignment  of  a  noneconomic  residual  interest  to a  foreign  branch  of  an  otherwise  eligible transferee.  If such a transfer or assignment  were  permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess  inclusion income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the  assessment or collection of
U.S. tax on excess inclusion income,  contrary to the  congressional  purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic  residual interests to foreign  branches have attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion  income.  Accordingly, the final  regulations  provide  that if a  noneconomic  residual  interest  is  transferred  to a foreign permanent  establishment  or fixed base of a U.S.  taxpayer,  the transfer is not eligible for safe harbor treatment  under  either  the asset  test or the  formula  test.  The  final  regulations  also  require a transferee  to  represent  that it will not cause  income  from the  noneconomic  residual  interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides computational rules that a taxpayer may use to qualify for safe harbor  status  under  the  formula  test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee  is presumed  to pay tax at a rate  equal  to the  highest  rate  of tax  specified  in  section  11(b).  Some commentators  were  concerned  that this  presumed  rate of taxation was too high because it does not take into  consideration  taxpayers  subject to the  alternative  minimum  tax rate.  In light of the  comments received,  this  provision has been amended in the final  regulations  to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the  alternative  minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed  by section  1274(d).  This is a  change  from  the  proposed  regulation  and Rev.  Proc.  2001-12.  In those publications  the provision  stated that ``present  values are computed using a discount rate equal to the applicable  Federal  rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an unrelated  third party." The IRS and the  Treasury  Department  have  learned  that,  based on this  provision,  certain  taxpayers  have  been attempting  to use  unrealistically  low or zero interest  rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department  and the IRS believe that a rule  allowing for a rate other than a rate based on an  objective  index would add  unnecessary  complexity  to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee  can  demonstrate  that it regularly  borrows  substantial  funds at such lower  rate,  is not  included  in the  final  regulations;  and the  Federal  short-term  rate  has  been substituted for the applicable Federal rate. To simplify  taxpayers'  computations,  the final regulations allow use of any of the published  short-term rates,  provided that the present values are computed with a corresponding  period of  compounding.  With the  exception  of the  provisions  relating to  transfers to foreign branches,  these changes generally have the proposed  applicability  date of February 4, 2000, but taxpayers  may choose to apply the interest  rate formula set forth in the  proposed  regulation  and Rev.
Proc. 2001-12 for transfers occurring before November 19, 2002.

         It is  anticipated  that when  final  regulations  are  adopted  with  respect  to  FASITs,  Sec.
1.860H-6(g)  of the proposed  regulations  will be adopted in  substantially  its present  form,  with the result  that the final  regulations  contained  in this  document  will  also  govern  transfers  of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete  for  transfers of  noneconomic  residual interests in REMICs occurring on or after November 19, 2002.

Special Analyses

         It is hereby certified that these  regulations  will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely that a  substantial  number of small  entities  will hold REMIC  residual  interests.  Therefore,  a Regulatory
Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this  Treasury  decision  is not a  significant  regulatory  action as  defined  in
Executive Order 12866.  Therefore,  a regulatory  assessment is not required.  It also has been determined that sections 553(b) and 553(d) of the Administrative  Procedure Act (5 U.S.C.  chapter 5) do not apply to these regulations.

Drafting Information

         The principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel from the IRS and Treasury Department participated in their development.
List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                                        EXHIBIT H-2

                                      FORM OF TRANSFEROR CERTIFICATE

                                                                                      ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2007-KS3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3

Ladies and Gentlemen:

         This letter is  delivered  to you in  connection  with the  transfer by  ________________________
(the "Seller") to  ______________________  (the "Purchaser") of $___________ Initial Certificate Principal
Balance  of   Mortgage   Asset-Backed   Pass-Through   Certificates,   Series   2007-KS3,   Class R   (the
"Certificates"),  pursuant to Section  5.02 of the Pooling  and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of March 1, 2007 among  Residential  Asset  Securities  Corporation,  as depositor  (the  "Depositor"),  Residential  Funding  Company,  LLC,  as master  servicer,  and U.S.  Bank
National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The  Seller  hereby  certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2.       The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit H-1.  The Seller does not know or believe that any representation contained therein is false.

         3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury  Regulations  Section  1.860E-1(c)(4)(i)
and, as a result of that  investigation,  the Seller has  determined  that the Purchaser has  historically paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser will not  continue  to pay its debts as they  become due in the future.  The Seller  understands  that the transfer of a Class R  Certificate  may not be respected  for United  States  income tax purposes (and the
Seller may continue to be liable for United States income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

         4.       The Seller has no actual  knowledge  that the proposed  Transferee  is not both a United
States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                          EXHIBIT I

                                  FORM OF INVESTOR REPRESENTATION LETTER

                                                                                      ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2007-KS3

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Company, LLC Series 2007-KS3

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2007-KS3, Class [SB] [R]

Ladies and Gentlemen:

         _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial Certificate Principal Balance of Home
Equity  Mortgage   Asset-Backed   Pass-Through   Certificates,   Series  2007-KS3,   Class [SB]  [R]  (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing
Agreement"),  dated as of March 1, 2007 among Residential Asset Securities Corporation,  as depositor (the
"Depositor"),  Residential  Funding  Company,  LLC, as master servicer (the "Master  Servicer"),  and U.S.
Bank National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall  have the  meanings  set  forth  in the  Pooling  and  Servicing  Agreement.  The  Purchaser  hereby certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

                           1.       The Purchaser  understands that (a) the Certificates have not been and will not be registered or qualified  under the  Securities  Act of 1933, as amended (the
                  "Act") or any state  securities law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered  and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an exemption from such  registration and  qualification  is available,  (d) the Pooling and
                  Servicing  Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2.       The  Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in connection  with any  distribution thereof in any manner that would  violate  the Act or any  applicable  state  securities laws.

                           3.       The  Purchaser  is  (a)  a  substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related to securities similar to the Certificates,  such
                  that  it  is  capable  of  evaluating   the  merits  and  risks  of  investment  in  the
                  Certificates and (b) able to bear the economic risks of such an investment.

                           4.       The Purchaser has been  furnished  with, and has had an opportunity to review  (a) [a copy of the  Private  Placement  Memorandum,  dated  ___________________,
                  20__,  relating to the Certificates  (b)] a copy of the Pooling and Servicing  Agreement and [b] [c] such other information  concerning the Certificates,  the Mortgage Loans and the Depositor as has been  requested by the  Purchaser  from the Depositor or the Seller and  is  relevant  to  the  Purchaser's  decision  to  purchase  the  Certificates.  The
                  Purchaser  has had any questions  arising from such review  answered by the Depositor or the Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser did not purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the
                  Certificates  and was  provided  with a copy of the Private  Placement  Memorandum  (the
                  "Memorandum")  relating to the original sale (the "Original  Sale") of the  Certificates by the Depositor,  the Purchaser  acknowledges  that such  Memorandum was provided to it by the Seller,  that the  Memorandum  was  prepared by the  Depositor  solely for use in connection  with  the  Original  Sale  and  the  Depositor  did  not  participate  in or facilitate  in any way the  purchase  of the  Certificates  by the  Purchaser  from  the
                  Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the
                  Depositor  with  respect to any  damage,  liability,  claim or expense  arising  out of, resulting  from or in  connection  with  (a)  error or  omission,  or  alleged  error or omission,  contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

                           5.       The  Purchaser  has not and will not nor has it  authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise transfer any
                  Certificate,  any  interest  in any  Certificate  or any other  similar  security to any person in any manner,  (b)  solicit any offer to buy or to accept a pledge,  disposition of other  transfer of any  Certificate,  any  interest in any  Certificate  or any other similar  security  from any person in any manner,  (c)  otherwise  approach or negotiate with respect to any  Certificate,  any interest in any  Certificate or any other similar security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e) take any other  action,  that (as to any of (a) through (e) above) would  constitute a distribution of any Certificate  under the Act, that would render the  disposition of any  Certificate a violation of Section 5 of  the  Act or any  state  securities  law,  or  that  would  require  registration  or qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the  Pooling  and
                  Servicing Agreement.

                           6.       The  Purchaser  hereby  certifies,  represents  and  warrants  to, and covenants  with the  Depositor,  the Trustee and the Master  Servicer that the following statements in (a) or (b) are correct:

                                    (a) The  Purchaser  is not an employee  benefit  plan or other plan or
                  arrangement   subject  to  the  prohibited   transaction   provisions  of  the  Employee
                  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the
                  Internal  Revenue Code of 1986,  as amended (the  "Code"),  or any person  (including an insurance  company  investing  its  general  account,  an  investment  manager,  a named fiduciary  or a trustee  of any such plan) who is using  "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

                           (b) the  Purchaser  has  provided  the Trustee,  the  Depositor  and the Master
                  Servicer  with  an  Opinion  of  Counsel   acceptable  to  and  in  form  and  substance
                  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase or holding of  Certificates is permissible  under  applicable law, will not constitute  or result in any  nonexempt  prohibited  transaction  under  Section  406 of
                  ERISA  or  Section  4975  of the  Code  (or  comparable  provisions  of  any  subsequent enactments),  and will not subject the Trustee,  the Depositor or the Master Servicer to
                  any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or
                  Section 4975 of the Code) in addition to those  undertaken  in the Pooling and Servicing
                  Agreement, which Opinion of Counsel shall   not  be  an  expense  of  the  Trustee,  the
                  Depositor or the Master Servicer.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and  the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
Certificates  to any Plan  Investor  or person  unless  either  such  Plan  Investor  or person  meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                          EXHIBIT J

                                 FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                      ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2007-KS3

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2007-KS3, Class [SB] [R]

Ladies and Gentlemen:

                  In  connection   with  the  sale  by  __________   (the  "Seller")  to  __________  (the
"Purchaser") of $__________  Initial  Certificate  Principal Balance of Home Equity Mortgage Asset- Backed
Pass-Through Certificates,  Series 2007-KS3,  Class [SB] [R] (the "Certificates"),  issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of March 1, 2007 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding Company,
LLC, as master  servicer,  and U.S.  Bank National  Association,  as trustee (the  "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither  the Seller nor anyone  acting on its  behalf has (a)  offered,  pledged,  sold, disposed of or  otherwise  transferred  any  Certificate,  any  interest in any  Certificate  or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge, disposition or other  transfer of any  Certificate,  any interest in any  Certificate or any other similar security  from any person in any manner,  (c) has otherwise  approached or negotiated  with respect to any
Certificate,  any  interest  in any  Certificate  or any other  similar  security  with any  person in any manner, (d) has made any general  solicitation by means of general  advertising or in any other manner, or
(e)  has  taken  any  other  action,  that  (as to any  of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the disposition of any  Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any  Certificate.  The Seller has not and will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the
Pooling and Servicing Agreement.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                          EXHIBIT K

                                TEXT OF AMENDMENT TO POOLING AND SERVICING
                               AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                             LIMITED GUARANTY

                                               ARTICLE XIII

                         Subordinate Certificate Loss Coverage; Limited Guaranty

         Section  13.01.  Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.  (a)  Subject  to
subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine  whether it or any Subservicer  will be entitled  to any  reimbursement  pursuant to Section  3.10 on such  Distribution  Date for  Advances or
Subservicer  Advances previously made, (which will not be Advances or Subservicer  Advances that were made with respect to  delinquencies  which were  subsequently  determined to be Excess  Special  Hazard Losses,
Excess Fraud Losses,  Excess  Bankruptcy  Losses or Extraordinary  Losses) and, if so, the Master Servicer
shall  demand  payment  from  Residential  Funding  of an amount  equal to the amount of any  Advances  or
Subservicer  Advances  reimbursed  pursuant to Section 3.10,  to the extent such  Advances or  Subservicer
Advances  have not been  included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses,  Excess  Bankruptcy  Losses,  Excess
Fraud  Losses  and  Extraordinary  Losses)  will  be  allocated  to  the  Class SB  Certificates  on  such
Distribution  Date pursuant to Section 4.05,  and, if so, the Master  Servicer  shall demand  payment from
Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the Class SB
Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section 4.02;
provided,  however,  that the amount of such demand in respect of any Distribution  Date shall in no event be greater  than the sum of (i) the  additional  amount of Accrued  Certificate  Interest  that would have been paid for the Class SB  Certificateholders  on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal  Balances of the Class SB
Certificates  on  such  Distribution  Date  due to such  Realized  Loss or  Losses.  Notwithstanding  such payment,  such Realized Losses shall be deemed to have been borne by the  Certificateholders  for purposes of Section  4.05.  Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will not be covered  by the  Subordinate
Certificate Loss Obligation.

                  (c)      Demands for payments  pursuant to this Section shall be made prior to the later of the third  Business  Day  prior to each  Distribution  Date or the  related  Determination  Date by the
Master Servicer with written notice thereof to the Trustee.  The maximum amount that  Residential  Funding shall be required to pay  pursuant  to this  Section on any  Distribution  Date (the  "Amount  Available")
shall be equal to the  lesser  of (X)  ________  minus the sum of (i) all  previous  payments  made  under subsections  (a) and (b)  hereof  and (ii) all  draws  under  the  Limited  Guaranty  made in lieu of such payments  as  described  below in  subsection  (d) and  (Y) the  then  outstanding  Certificate  Principal
Balances of the  Class SB  Certificates,  or such lower amount as may be  established  pursuant to Section
13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the
"Subordinate Certificate Loss Obligation."

                  (d)      The  Trustee  will  promptly  notify  GMAC LLC of any  failure  of  Residential
Funding to make any payments  hereunder  and shall demand  payment  pursuant to the limited  guaranty (the
"Limited Guaranty"),  executed by GMAC LLC, of Residential  Funding's obligation to make payments pursuant to this  Section,  in an amount  equal to the lesser of (i) the Amount  Available  and (ii) such  required payments,  by delivering  to GMAC LLC a written  demand for payment by wire  transfer,  not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e)      All payments made by  Residential  Funding  pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate  Account,  for distribution on the Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option, in its sole discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar  instrument or a reserve fund;  provided that (i) the Depositor obtains (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted  for the Master Servicer solely for the purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of  independent  counsel) to the effect that obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond, insurance  policy or similar  instrument  or reserve  fund will not cause either (a) any federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under Section  860(F)(a)(1) of the Code or on "contributions  after the startup date" under
Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to  qualify  as a REMIC at any time that any  Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute
Limited  Guaranty or Subordinate  Certificate  Loss  Obligation is for an initial amount not less than the then current Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original  Limited Guaranty or Subordinate  Certificate  Loss Obligation  (including that no portion of the  fees,  reimbursements  or other  obligations  under  any such  instrument  will be borne by the Trust
Fund),  (B) the  long  term  debt  obligations  of any  obligor  of any  substitute  Limited  Guaranty  or
Subordinate  Certificate  Loss  Obligation  (if not supported by the Limited  Guaranty)  shall be rated at least the  lesser  of (a) the  rating  of the long  term  debt  obligations  of GMAC LLC as of the date of issuance of the Limited  Guaranty and (b) the rating of the long term debt  obligations of GMAC LLC at the date of such  substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains written  confirmation  from each Rating Agency that rated the Class SB  Certificates at the request of the
Depositor  that  such  substitution  shall not lower the  rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates  by such Rating Agency and
(b) the original  rating assigned to the Class SB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  pursuant  to this  Section  shall be accompanied  by a written  Opinion of Counsel to the  substitute  guarantor  or obligor,  addressed to the
Master Servicer and the Trustee,  that such substitute  instrument  constitutes a legal, valid and binding obligation  of the  substitute  guarantor  or  obligor,  enforceable  in  accordance  with its terms,  and concerning such other matters as the Master  Servicer and the Trustee shall  reasonably  request.  Neither the  Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute  for or replace the
Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections
11.01 or 13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the
Limited  Guaranty or Subordinate  Certificate  Loss  Obligation may be amended,  reduced or canceled,  and
(iii) any other  provision of this  Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any additional  obligation on, or otherwise  adversely affect the interests of, the Master Servicer or the
Trustee,  as  applicable;  provided that the Depositor  shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such  amendment, reduction,  deletion or  cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates  by such Rating Agency and
(b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless  (A) the
Holder of 100% of the  Class SB  Certificates  is  Residential  Funding  or an  Affiliate  of  Residential
Funding,  or (B) such  amendment,  reduction,  deletion or cancellation is made in accordance with Section
11.01(e) and,  provided further that the Depositor  obtains (subject to the provisions of Section 10.01(f)
as if the Depositor was substituted  for the Master  Servicer solely for the purposes of such  provision), in the case of a material  amendment or  supersession  (but not a reduction,  cancellation  or deletion of the Limited Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect that any such amendment or supersession  will not cause  either (a) any federal  tax to be imposed on the Trust  Fund,  including  without  limitation,  any
federal  tax  imposed  on  "prohibited   transactions"   under  Section  860F(a)(1)  of  the  Code  or  on
"contributions  after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify  as a REMIC at any time that any  Certificate  is  outstanding.  A copy of any such  instrument shall be provided to the Trustee and the Master  Servicer  together  with an Opinion of Counsel  that such amendment complies with this Section 13.02.

                                                                                                                          EXHIBIT L

                                         FORM OF LIMITED GUARANTY
                                 RESIDENTIAL ASSET SECURITIES CORPORATION

                       Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                             Series 2007-KS3

                                                                                          __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2007-KS3

Ladies and Gentlemen:

                  WHEREAS,  Residential  Funding  Company,  LLC,  a  Delaware  limited  liability  company
("Residential  Funding"),  an indirect  wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"),  plans to incur certain  obligations as described under Section 12.01 of the Pooling and
Servicing  Agreement  dated as of March 1, 2007  (the  "Servicing  Agreement"),  among  Residential  Asset
Securities  Corporation (the  "Depositor"),  Residential  Funding and U.S. Bank National  Association (the
"Trustee") as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3 (the "Certificates"); and

                  WHEREAS,  pursuant to Section  12.01 of the  Servicing  Agreement,  Residential  Funding
agrees to make  payments to the Holders of the Class SB  Certificates  with  respect to certain  losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC  desires to provide  certain  assurances  with  respect to the ability of
Residential  Funding to secure  sufficient  funds and  faithfully to perform its  Subordinate  Certificate
Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  2.       Provision  of  Funds.  (a)  GMAC  agrees  to  contribute  and  deposit  in  the
Certificate Account on behalf of Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate  Loss  Obligation  when and as the same  arises  from  time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

                  (b)      The  agreement  set  forth in the  preceding  clause  (a)  shall  be  absolute, irrevocable  and  unconditional  and shall not be affected by the  transfer by GMAC or any other person of all  or any  part  of its or  their  interest  in  Residential  Funding,  by any  insolvency,  bankruptcy, dissolution  or other  proceeding  affecting  Residential  Funding or any other person,  by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential Funding or any other person or by any other fact or  circumstance.  Notwithstanding  the foregoing,  GMAC's  obligations  under clause (a) shall  terminate upon the earlier of  (x) substitution  for this Limited  Guaranty  pursuant to
Section  12.01(f) of the Servicing  Agreement,  or (y) the  termination  of the Trust Fund pursuant to the
Servicing Agreement.

                  3.       Waiver.  GMAC  hereby  waives any  failure or delay on the part of  Residential
Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right.  GMAC further  waives  demand,  presentment,  notice of default,  protest,  notice of  acceptance  and any other  notices with  respect to this Limited  Guaranty, including,  without  limitation,  those of action or non-action on the part of Residential  Funding or the
Trustee.

                  4.       Modification,   Amendment  and  Termination.   This  Limited  Guaranty  may  be
modified,  amended or  terminated  only by the written  agreement of GMAC and the Trustee and only if such modification,  amendment or termination is permitted under Section 12.02 of the Servicing  Agreement.  The obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and remain in effect so long as the
Servicing  Agreement  is not  modified  or amended in any way that might  affect the  obligations  of GMAC under this Limited Guaranty without the prior written consent of GMAC.

                  5.       Successor.  Except  as  otherwise  expressly  provided  herein,  the  guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  6.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the
State of New York.

                  7.       Authorization  and  Reliance.  GMAC  understands  that a copy of  this  Limited
Guaranty  shall be delivered to the Trustee in  connection  with the  execution of Amendment No. __ to the
Servicing  Agreement  and GMAC hereby  authorizes  the  Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  8.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  9.       Counterparts.   This  Limited  Guaranty  may  be  executed  in  any  number  of counterparts,  each of which shall be deemed to be an original and such counterparts  shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GMAC LLC

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                                          EXHIBIT M

                       FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                          __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention:  Structured Finance/RASC Series 2007-KS3

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2007-KS3 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with  the  assignment  by U.S  Bank  National
Association (the "Trustee") to  _______________________  (the "Lender") of _______________  (the "Mortgage
Loan")  pursuant to Section  3.13(d) of the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of March 1, 2007 among Residential Asset Securities Corporation,  as depositor (the
"Depositor"),  Residential  Funding  Company,  LLC, as master  servicer,  and the Trustee.  All terms used herein  and not  otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and  Servicing
Agreement.  The Lender  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Master
Servicer and the Trustee that:

                  (ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under,  the laws of such jurisdiction;

                  (iii)    the substance of the  assignment  is, and is intended to be, a  refinancing  of such  Mortgage  Loan and the  form of the  transaction  is  solely  to  comply  with,  or  facilitate  the transaction under, such local laws;

                  (iv)     the Mortgage Loan following the proposed  assignment will be modified to have a rate of interest at least 0.25  percent  below or above the rate of interest on such  Mortgage  Loan prior to such proposed assignment; and

                  (v)      such  assignment is at the request of the borrower  under the related  Mortgage
Loan.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                        EXHIBIT N-1

                               FORM OF RULE 144A INVESTMENT REPRESENTATION

                         Description of Rule 144A Securities, including numbers:
                             _______________________________________________
                             _______________________________________________
                             _______________________________________________
                             _______________________________________________

                  The undersigned  seller,  as registered  holder (the "Seller"),  intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1.       In  connection  with  such  transfer  and in  accordance  with  the  agreements pursuant  to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the  following facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule
144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended
(the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities  a  violation  of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule 144A  Securities to any person other than the Buyer or another  "qualified  institutional  buyer"
as defined in Rule 144A under the 1933 Act.

                  2.       The Buyer,  pursuant to Section  5.02 of the Pooling  and  Servicing  Agreement
(the "Agreement"),  dated as of March 1, 2007 among Residential  Funding Company,  LLC, as master servicer
(the "Master Servicer"),  Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  and
U.S. Bank National  Association,  as trustee (the  "Trustee")  warrants and  represents  to, and covenants with, the Seller, the Trustee and the Master Servicer as follows:

                           a.       The  Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

                           b.       The Buyer considers itself a substantial,  sophisticated institutional investor  having such  knowledge  and  experience  in financial  and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.       The Buyer has been furnished with all  information  regarding the Rule
         144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                           d.       Neither  the  Buyer  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or  solicited  any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the
         Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of  the  Rule  144A  Securities  under  the  1933  Act or  that  would  render  the disposition  of the Rule 144A  Securities  a  violation  of  Section 5 of the 1933 Act or require registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.       The  Buyer  is a  "qualified  institutional  buyer"  as  that  term is defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification to that  effect  attached  hereto as Annex I or Annex II.  The Buyer is aware that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such
         Rule 144A  Securities  may be resold,  pledged  or  transferred  only (i) to a person  reasonably believed  to be a qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in  reliance on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

                  3.       The Buyer of Class SB Certificates or Class R Certificates:

                           a.       is not an employee  benefit plan or other plan or arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any person
         (including an insurance company  investing its general account,  an investment  manager,  a named fiduciary  or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect such acquisition; or

                           b.       has provided the Trustee,  the Depositor and the Master  Servicer with the  Opinion  of Counsel  described  in  Section  5.02(e)(i)  of the  Agreement,  which  shall be acceptable to and in form and  substance  satisfactory  to the Trustee,  the  Depositor,  and the
         Master  Servicer to the effect that the purchase or holding of this  Certificate  is  permissible under  applicable  law, will not  constitute or result in any  nonexempt  prohibited  transaction under  Section  406 of  ERISA  or  Section  4975 of the Code  (or  comparable  provisions  of any subsequent  enactments),  and will not subject the Trustee, the Depositor, or the Master Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section
         4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  4.       This document may be executed in one or more  counterparts and by the different parties  hereto on  separate  counterparts,  each of  which,  when so  executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                                             ANNEX I TO EXHIBIT N-1

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                         [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

                  1.       As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

                  2.       In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities Act of 1933 ("Rule 144A")
because  (i)  the  Buyer  owned  and/or  invested  on a  discretionary  basis  $______________________  in securities  (except for the  excluded  securities  referred  to below) as of the end of the  Buyer's  most recent  fiscal  year  (such  amount  being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc.  The Buyer is a  corporation  (other  than a bank,  savings  and loan
                  association  or  similar   institution),   Massachusetts   or  similar  business  trust,
                  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal
                  Revenue Code.

         ___      Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any State,  territory  or the  District of  Columbia,  the  business of which is substantially  confined  to  banking  and is  supervised  by the  State  or  territorial banking  commission or similar official or is a foreign bank or equivalent  institution, and (b) has an audited net worth of at least  $25,000,000 as  demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___      Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan association,  cooperative bank, homestead  association or similar institution,  which is supervised  and examined by a State or Federal  authority  having  supervision  over any
                  such   institutions  or  is  a  foreign  savings  and  loan  association  or  equivalent institution  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15  of  the
                  Securities Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant business  activity is the writing of insurance or the  reinsuring of risks  underwritten
                  by  insurance   companies  and  which  is  subject  to   supervision  by  the  insurance
                  commissioner  or a similar  official or agency of a State or  territory  or the District of Columbia.

         ___      State or Local Plan.  The Buyer is a plan  established  and  maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___      ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         ___      Investment   Adviser.   The  Buyer  is  an  investment   adviser  registered  under  the
                  Investment Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed  by the U.S.  Small
                  Business  Administration  under Section 301(c) or (d) of the Small  Business  Investment
                  Act of 1958.

         ___      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants  are  exclusively  (a) plans  established and maintained by a State, its  political  subdivisions,  or any  agency  or  instrumentality  of the  State or its political  subdivisions,  for the  benefit of its  employees,  or (b)  employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of
                  1974,  but is not a trust  fund that  includes  as  participants  individual  retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers that are affiliated with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by the  Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of deposit,  (iv) loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4.       For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and  did  not  include  any  of the  securities  referred  to in  the  preceding  paragraph.  Further,  in determining  such aggregate  amount,  the Buyer may have included  securities owned by subsidiaries of the
Buyer,  but only if such  subsidiaries  are  consolidated  with  the  Buyer  in its  financial  statements prepared in accordance  with  generally  accepted  accounting  principles  and if the  investments of such subsidiaries are managed under the Buyer's  direction.  However,  such securities were not included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?

                  6.       If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party  that at the  time is a  "qualified  institutional  buyer"  within  the  meaning  of Rule  144A.  In addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for a third  party  unless the
Buyer has  obtained a current  representation  letter  from such third  party or taken  other  appropriate steps  contemplated by Rule 144A to conclude that such third party  independently  meets the definition of
"qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will notify each of the parties to which this  certification  is made of any  changes in the  information  and  conclusions  herein.  Until such  notice is given,  the  Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                                            ANNEX II TO EXHIBIT N-1

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                          [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

                  8.       As indicated below, the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  9.       In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an  investment  company  registered  under the
Investment  Company Act of 1940,  and (ii) as marked  below,  the Buyer  alone,  or the Buyer's  Family of
Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the excluded  securities referred to below) as of the end of the Buyer's  most recent  fiscal  year.  For  purposes of  determining the amount of securities  owned by the Buyer or the Buyer's  Family of Investment  Companies,  the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's  most  recent  fiscal year (such  amount being calculated in accordance with Rule 144A).

         ____     The Buyer is part of a Family  of  Investment  Companies  which  owned in the  aggregate
                  $______________  in securities  (other than the excluded  securities  referred to below)
                  as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A).

                  10.      The term  "Family of  Investment  Companies"  as used herein  means two or more registered  investment  companies (or series thereof) that have the same investment  adviser or investment advisers  that are  affiliated  (by virtue of being  majority  owned  subsidiaries  of the same  parent or because one investment adviser is a majority owned subsidiary of the other).

                  11.      The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment  Companies,
(ii)  bank  deposit  notes and  certificates  of  deposit,  (iii)  loan  participations,  (iv)  repurchase agreements,  (v) securities owned but subject to a repurchase  agreement and (vi) currency,  interest rate and commodity swaps.

                  12.      The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the statements  made herein because  one or more sales to the Buyer will be in  reliance  on Rule 144A.  In  addition,  the Buyer will only purchase for the Buyer's own account.

                  13.      The undersigned will notify each of the parties to which this  certification is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                                        EXHIBIT N-2

                               FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2007-KS3

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2007-KS3

Ladies and Gentlemen:

                  _________________________     (the    "Purchaser")     intends    to    purchase    from
___________________________  (the "Seller")  $_____________  Initial Certificate Principal Balance of Home
Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-KS3,  Class SB (the "Certificates"),
issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of March 1,  2007  among  Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),
Residential  Funding  Company,  LLC, as master  servicer (the "Master  Servicer"),  and U.S. Bank National
Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                  In connection  with the  undersigned's  purchase of the  Certificates,  the  undersigned hereby represents, acknowledges and agrees as follows:

                  1.       It is a Person  that is not a "U.S.  person" as defined in  Regulation  S under the Securities Act that purchased the  Certificates in an Offshore  Transaction as defined in Regulation S under  the  Securities  Act and  understands  that the  sale of the  Certificates  to it is being  made in reliance  on  the  exemption  from  the  registration  requirements  of the  Securities  Act  provided  by
Regulation S thereunder; and

                  2.       (a) It is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any person  (including an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition;  or (b) it has provided the Trustee,  the  Depositor  and the Master  Servicer  with the Opinion of Counsel  described in
Section 5.02(e)(i) of the Agreement,  which shall be acceptable to and in form and substance  satisfactory to the  Trustee,  the  Depositor,  and the Master  Servicer to the effect that the  purchase or holding of this  Certificate  is  permissible  under  applicable  law, will not constitute or result in any nonexempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor,  or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the
Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By:_________________________________________
                                                              Name:_______________________________________
                                                              Title:______________________________________

                                                              Dated:  ______________, 20__

                                                                                                                          EXHIBIT O

                                              SWAP AGREEMENT

                                        [ON FILE WITH THE TRUSTEE]

                                                                                                                          EXHIBIT P

                                   FORM OF ERISA REPRESENTATION LETTER

                                                                                          __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Structured Finance/RASC Series 2007-KS3

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2007-KS3

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2007-KS3, Class [__]

Ladies and Gentlemen:

         [____________________________________]    (the    "Purchaser")    intends   to   purchase    from
[______________________________]  (the "Seller")  $[____________] Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates,   Series  2007-KS3,   Class ____  (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing
Agreement"),  dated as of March 1, 2007 among Residential Asset Securities  Corporation,  as the depositor
(the "Depositor"),  Residential Funding Company,  LLC, as master servicer (the "Master Servicer") and U.S.
Bank National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall  have the  meanings  set  forth  in the  Pooling  and  Servicing  Agreement.  The  Purchaser  hereby certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

         (a)  The Purchaser is not an employee benefit plan or other plan or arrangement subject to
the prohibited transaction provisions of the Employee Retirement Income Security Act of          1974,
as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as  amended (the  "Code"),  or
any person (including an insurance company investing its      general account,  an investment  manager,  a
named fiduciary or a trustee of any such plan)       who is  using  "plan  assets"  of any  such  plan  to
effect such acquisition (each of the        foregoing, a "Plan Investor"); or

         (b)  The Purchaser has provided the Trustee, the Depositor and the Master Servicer with the Opinion of Counsel described in Section 5.02(e)(i) of the Agreement, which shall be
acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the       Master
Servicer to the effect that the purchase or holding of Certificates is permissible      under   applicable
law, will not constitute or result in any non-exempt prohibited        transaction  under  Section  406 of
ERISA or Section 4975 of the Code (or comparable     provisions of any  subsequent  enactments),  and will
not subject the Trustee, the Depositor      or  the  Master   Servicer  to  any  obligation  or  liability
(including obligations or liabilities       under  ERISA  or  Section  4975 of the  Code) in  addition  to
those undertaken in the Pooling     and Servicing Agreement,  which Opinion of Counsel shall not be at the
expense of the    Trustee, the Depositor or the Master Servicer.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and  the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
Certificates  to any Plan Investor or person  unless such Plan  Investor or person meets the  requirements set forth in either (a) or (b) above.

         .

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                          EXHIBIT Q

                                       FORM OF SB-AM SWAP AGREEMENT

DATE:                                      February 23, 2007
TO:                                        U.S. Bank National Association, not in its individual capacity but solely as supplemental interest trust trustee for the
                                           benefit of RASC Series 2007-KS3 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and Class M
                                           Certificateholders under the Pooling and Servicing Agreement identified below ("Party A")

ATTENTION:                                 RASC Series 2007-KS3

FROM:                                      U.S. Bank National Association, not in its individual capacity but solely as supplemental interest trust trustee for the
                                           benefit of RASC Series 2007-KS3 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("Party B")

SUBJECT:                                   Payment Swap Confirmation and Agreement

REFERENCE NUMBER

The purpose of this letter  agreement  (the  "Agreement")  is to confirm the terms and  conditions  of the
Transaction entered into on the Trade Date specified below (the  "Transaction")  between Party A and Party
B. This Agreement,  which evidences a complete and binding  agreement between you and us to enter into the
Transaction  on the terms set forth below,  constitutes a  "Confirmation"  as referred to in the ISDA Form
Master  Agreement  (as  defined  below),  as well as a  "Schedule"  as referred to in the ISDA Form Master
Agreement.

1.       This Agreement is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter  into  this  Agreement  in lieu of  negotiating  a  Schedule  to the 1992 ISDA  Master  Agreement
(Multicurrency-Cross  Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master
Agreement  shall  be  deemed  to  have  been  executed  by you  and us on the  date we  entered  into  the
Transaction.  In the  event  of any  inconsistency  between  the  provisions  of  this  Agreement  and the
Definitions  or the ISDA  Form  Master  Agreement,  this  Agreement  shall  prevail  for  purposes  of the
Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form  Master  Agreement  or the
Definitions shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of
February 23, 2007, among  Residential  Asset Securities  Corporation,  as depositor,  Residential  Funding
Company,  LLC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee  and  supplemental interest  trust  trustee (the "Pooling and Servicing  Agreement").  Each  reference to a "Section" or to a
"Section" "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA Form Master
Agreement.  Each  capitalized  term used herein that is not defined herein or in the 1992 ISDA Form Master
Agreement  shall  have the  meaning  defined  in the  Pooling  and  Servicing  Agreement.  Notwithstanding
anything  herein to the contrary,  should any provision of this  Agreement  conflict with any provision of the Pooling and Servicing Agreement, the provision of the Pooling and Servicing Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:

               Effective Date:

               Termination Date:                     February 25, 2037 subject to adjustment in accordance  with the
                                                     Business Day Convention.

               Business Days:                        California, Minnesota, Texas, New York, Illinois.

               Business Day Convention:              Following.

               Party A Payments:

               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.

               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  the sum of (I)
                                                     Accrued  Certificate  Interest  on the  Class SB  Certificates,
                                                     (II) the amount of any  Overcollateralization  Reduction Amount and  (III) for each  Distribution  Date  after the  Certificate
                                                     Principal  Balance of each Class of  Class A  Certificates  and
                                                     Class M   Certificates   has  been   reduced   to   zero,   the
                                                     Overcollateralization  Amount,  (B) from prepayment  charges on deposit  in the  Certificate  Amount,  any  prepayment  charges received on the Mortgage  Loans  during the related  Prepayment
                                                     Period  and  (C)  the  amount  distributable  with  respect  to
                                                     REMIC IV Regular Interest IO.
               Party B Payments:

               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement

               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.

3.       Additional  Provisions:  Each party  hereto is hereby  advised  and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken
(or  refrained  from taking)  other  material  actions in reliance  upon the entry by the parties into the
Transaction  being entered into on the terms and  conditions  set forth herein and in the ISDA Form Master
Agreement relating to such Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

         1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

                           (a)      "Specified  Entity"  is not  applicable  to Party A or Party B for any purpose.

                           (b)      "Specified  Transaction"  is not  applicable to Party A or Party B for any purpose,  and,  accordingly,  Section 5(a)(v) shall not apply to Party A or
                           Party B.

                           (c)      The "Cross Default"  provisions of Section 5(a)(vi) shall not apply to
                           Party A or Party B.

                           (d)      The "Credit  Event Upon Merger"  provisions  of Section  5(b)(iv) will not apply to Party A or Party B.

                           (e)      With  respect to Party A and Party B, the  "Bankruptcy"  provision  of
                           Section  5(a)(vii)(2) of the ISDA Form Master  Agreement will be deleted in its entirety.

                           (f)      The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or to Party B.

                           (g)      Payments on Early Termination.  For the purpose of Section 6(e) of the
                           ISDA Form Master Agreement:

                                    (i)     Market Quotation will apply.

                                    (ii)    The Second Method will apply.

                           (h)      "Termination Currency" means United States Dollars.

                           (i)      The provisions of Sections 5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

                           (j)      Tax Event.  The  provisions of Section  2(d)(i)(4) and 2(d)(ii) of the
                           ISDA Form Master  Agreement shall not apply to Party A and Party A shall not be required to pay any additional amounts referred to therein.

         2)       Tax Representations.

                  (a)      Payer Representations.  For the purpose of Section 3(e) of the ISDA Form Master
                  Agreement, each of Party A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of
                                    any   Relevant   Jurisdiction   to  make  any   deduction  or
                                    withholding  for or on  account  of any Tax from any  payment
                                    (other than interest under Section 2(e),  6(d)(ii) or 6(e) of the  ISDA  Form  Master  Agreement)  to be  made by it to the
                                    other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

                                    (i)     the  accuracy of any  representations  made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                                    (ii)    the  satisfaction  of  the  agreement  contained  in  Sections
                                    4(a)(i)  or  4(a)(iii)  of the  ISDA  Form  Master  Agreement  and the
                                    accuracy  and  effectiveness  of any  document  provided  by the other party  pursuant  to  Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form
                                    Master Agreement; and

                                    (iii)   the   satisfaction   of  the  agreement  of  the  other  party
                                    contained in Section 4(d) of the ISDA Form Master Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

                           (iv)     Payee  Representations.  For the  purpose of Section  3(f) of the ISDA
                           Form Master Agreement,  Party A and Party B make the following representations:
                           None

         3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

                                    (1)     Tax forms, documents, or certificates to be delivered are:

Party required to          Form/Document/                          Date by which to
deliver document           Certificate                             Be delivered

Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

                                            (2)      Other documents to be delivered are:

Party required                Form/Document/                        Date by which to be     Covered by
to deliver                    Certificate                           delivered               Section 3(d)
document                                                                                    Representation

Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.

Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

                  4)       Miscellaneous.  Miscellaneous

                           (a)      Address  for  Notices:  For the  purposes  of  Section  12(a)  of this
                           Agreement:

                                    Address for notices or communications to Party A:

         Address:                RASC Series 2007-KS3 Supplemental Interest Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, Minnesota 55107

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, Minnesota 55437
         Attention:              Tim Jacobson
         Facsimile:              (952) 921-9087

         (For all purposes)

         Address for notices or communications to Party B:

         Address:                RASC Series 2007-KS3 Supplemental Interest Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, Minnesota 55107

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, Minnesota 55437
         Attention:              Tim Jacobson
         Facsimile No.:          (952) 921-9087

         (For all purposes)

                           (b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

                           (c)      Offices.  The  provisions  of  Section  10(a)  will not  apply to this
                           Agreement;  neither  Party A nor  Party B have any  Offices  other  than as set forth in the Notices Section.

                           (d)      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form
                           Master Agreement, neither Party A nor Party B is a Multibranch. Party.

                           (e)      Calculation  Agent.  The  Calculation  Agent  is  Residential  Funding
                           Company, LLC.

                           (f)      Credit Support Document.

                                    Not Applicable

                           (g)      Credit Support Provider.

                                    Not Applicable

                           (h)      Governing  Law. The parties to this ISDA  Agreement  hereby agree that the law of the  State of New York  shall  govern  their  rights  and  duties in whole, without regard to the conflict of law provision thereof,  other than New
                           York General Obligations Law Sections 5-1401 and 5-1402.

                           (i)      Non-Petition.  Party  A  and  Party  B  each  hereby  irrevocably  and unconditionally  agrees that it will not institute  against,  or join any other person in  instituting  against or cause any other person to institute  against
                           RASC  Series  2007-KS3   Supplemental  Interest  Trust,  Mortgage  Asset-Backed
                           Pass-Through Certificates,  Series 2007-KS3, or the other party any bankruptcy, reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the United  States,  or any other  jurisdiction  for the  non-payment of any amount  due  hereunder  or any other  reason  until the  payment in full of the
                           Certificates  and the  expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

                           (j)      Severability.  If any term, provision,  covenant, or condition of this
                           Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full  force  and  effect as if this  Agreement  had been  executed  with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so
                           modified   continues  to  express,   without  material  change,   the  original
                           intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this  Agreement will not  substantially  impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations to replace any invalid  or  unenforceable  term,  provision,  covenant  or  condition  with a valid  or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or unenforceable term,  provision,  covenant or condition.

                           (k)      [Intentionally Omitted].

                           (l)      Waiver  of Jury  Trial.  Each  party  to this  Agreement  respectively waives any right it may have to a trial by jury in  respect of any  Proceedings relating to this Agreement or any Credit Support Document.

                           (m)      Set-Off.  Notwithstanding  any  provision  of  this  Agreement  or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance  of any  obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The provisions for Set-off set forth in Section 6(e) of
                           the  ISDA  Form  Master   Agreement  shall  not  apply  for  purposes  of  this
                           Transaction.

                           (n)      This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall  constitute one and the same instrument.

                           (o)      Supplemental  Interest  Trust  Trustee  Liability  Limitations.  It is
                           expressly  understood  and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National  Association,  not individually or personally but solely as Supplemental  Interest Trust Trustee of Party A and
                           Party B, in the exercise of the powers and  authority  conferred  and vested in it and that U.S.  Bank  National  Association  shall  perform  its  duties  and obligations  hereunder  in  accordance  with the  standard of care set forth in
                           Article  VIII  of  the  Pooling  and  Servicing  Agreement,  (b)  each  of  the representations,  undertakings and agreements  herein made on the part of Party
                           A  and  Party  B  is  made  and  intended  not  as  personal   representations,
                           undertakings  and agreements by U.S. Bank National  Association but is made and intended  for the  purpose  of binding  only  Party A and Party B, (c)  nothing herein  contained  shall be construed as creating  any  liability on U.S.  Bank
                           National  Association,  individually  or  personally,  to perform any  covenant either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the parties  hereto;  provided that nothing in this  paragraph shall relieve U.S. Bank National  Association  from  performing  its duties and obligations  hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance  with the  standard  of care set  forth  therein,  and (d)  under no circumstances  shall U.S. Bank National  Association  be personally  liable for the  payment  of any  indebtedness  or  expenses  of  Party A or  Party B or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or  undertaken  by Party A or Party B under this  Agreement or any other related  documents;  provided,  that nothing in this paragraph  shall
                           relieve  U.S.  Bank  National   Association  from  performing  its  duties  and
                           obligations  hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance with the standard of care set forth herein and therein.

                  5)       "Affiliate".  Party A and Party B shall be  deemed  to not have any  Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

                  6)       Section 3 of the ISDA Form Master  Agreement is hereby amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each  party  represents  to  the  other  party  on  each  date  when  it  enters  into a
         Transaction that:--

                                    (1)     Nonreliance.  (i)  It is  not  relying  on  any  statement  or representation  of the other party regarding the  Transaction  (whether  written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that  Transaction and
(ii)  it has  consulted  with  its  own  legal,  regulatory,  tax,  business,  investment,  financial  and accounting  advisors to the extent it has deemed  necessary,  and it has made its own investment,  hedging and  trading  decisions  based upon its own  judgment  and upon any advice  from such  advisors  as it has deemed necessary and not upon any view expressed by the other party.

                                    (2)     Evaluation and Understanding.

                                            (i)      It  has  the  capacity  to  evaluate  (internally  or
through independent  professional  advice) the Transaction and has made its own decision to enter into the
Transaction and has been directed by the Pooling and Servicing  Agreement to enter into this  Transaction;
and

                                            (ii)     It  understands  the terms,  conditions  and risks of
the  Transaction  and is willing and able to accept those terms and  conditions and to assume those risks, financially and otherwise.

                                    (3)     Purpose.   It  is  entering  into  the   Transaction  for  the
purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                                    (4)     Status of  Parties.  The other  party is not  acting as agent, fiduciary or advisor for it in respect of the Transaction.

                                    (5)     Eligible  Contract  Participant.   It  is  an  "eligible  swap
participant"  as such term is defined in Section  35.1(b)(2) of the  regulations (17 C.F.R 35) promulgated under,  and it constitutes an "eligible  contract  participant"  as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

                  7)       Account Details and Settlement Information:

                           Payments to Party A:
                           Payments to Party A shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class A Certificateholders and Class M
                           Certificateholders.

                           Payments to Party B:
                           Payments to Party B shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its
                                                     individual capacity but solely as supplemental
                                                     interest trust trustee for the benefit of RASC
                                                     Series 2007-KS3 Supplemental Interest Trust, acting
                                                     on behalf of the Class SB Certificateholders

                                                     By:________________________________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its
                                                     individual capacity but solely as supplemental
                                                     interest trust trustee for the benefit of RASC
                                                     Series 2007-KS3 Supplemental Interest Trust, acting
                                                     on behalf of the Class A Certificateholders and
                                                     Class M Certificateholders

                                                     By:________________________________________________
                                                              Name:
                                                              Title:

                                                                                                                          EXHIBIT R

                                           ASSIGNMENT AGREEMENT

                                          [ON FILE WITH TRUSTEE]

                                                                                                                          EXHIBIT S

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        Applicable Servicing
                                         Servicing Criteria                                                   Criteria
------------------------------- --------------------------------------------------------------------- --------------------------

          Reference                                           Criteria
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  General Servicing Considerations
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 Cash Collection and Administration
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate
                                custodial bank accounts and related bank clearing accounts no more      X (as to accounts held
                                than two business days following receipt, or such other number of            by Trustee)
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to      X (as to investors
1122(d)(2)(ii)                  an investor are made only by authorized personnel.                              only)
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with            X (as to accounts held
                                respect to commingling of cash) as set forth in the transaction              by Trustee)
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 Investor Remittances and Reporting
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance
                                with timeframes, distribution priority and other terms set forth in               X
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business
                                days to the servicer's investor records, or such other number of                  X
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with
                                cancelled checks, or other form of payment, or custodial bank                     X
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     Pool Asset Administration
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained               X
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                                        EXHIBIT T-1

                                     FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         1.       I have  reviewed  the annual  report on Form 10-K for the fiscal  year  [____],  and all reports on Form 8-K containing  distribution or servicing  reports filed in respect of periods included in the year covered by that annual  report,  of the trust (the "Trust")  created  pursuant to the Pooling and
Servicing  Agreement dated as of March 1, 2007 (the "P&S Agreement")  among  Residential  Asset Securities
Corporation (the  "Depositor"),  Residential  Funding Company,  LLC (the "Master  Servicer") and U.S. Bank
National Association (the "Trustee");

         2.       Based on my knowledge,  the  information  in these reports,  taken as a whole,  does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3.       Based  on my  knowledge,  the  servicing  information  required  to be  provided  to the
Trustee by the Master  Servicer  under the P&S  Agreement  for  inclusion in these  reports is included in these reports;

         4.       I am  responsible  for reviewing the activities  performed by the Master  Servicer under the P&S Agreement  and based upon my knowledge and the annual  compliance  review  required  under the P&S
Agreement,  and,  except as disclosed in the reports,  the Master  Servicer has fulfilled its  obligations under the P&S Agreement; and

         5.       The reports  disclose all  significant  deficiencies  relating to the Master  Servicer's compliance with the minimum  servicing  standards based upon the report provided by an independent  public accountant,  after  conducting a review in  compliance  with the Uniform  Single  Attestation  Program for
Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably relied on the information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                                        EXHIBIT T-2

                          FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

     1.  The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant  to the  provisions  of the Pooling and  Servicing  Agreement  dated as of March 1, 2007
         (the  "Agreement")  by  and  among  Residential  Asset  Securities  Corporation,   as  depositor,
         Residential  Funding  Company,  LLC, as master  servicer,  and the Trustee in accordance with the standards set forth therein.

     2.  Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as
         of  the  end  of  each   calendar   year  that  is   provided   by  the   Trustee   pursuant   to
         Section 4.03(e)(I) of the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized  terms used and not defined  herein shall have the  meanings  given such terms in the
Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                              MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                                          EXHIBIT V

                           FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

         Re:      Residential   Asset   Securities   Corporation,   Home  Equity   Mortgage   Asset-Backed
                  Pass-Through  Certificates,  Series  2007-KS3,  Class SB, issued pursuant to the Pooling and Servicing  Agreement dated as of March 1, 2007 among  Residential  Asset  Securities
                  Corporation, Residential Funding Company, LLC, and
                  U.S. Bank National Association, as Trustee (the "Certificates").

         This is to  certify  that as of the date  hereof and except as set forth  below,  the  beneficial interest in the  Certificates  held by you for our account is owned by persons  that are not  U.S. persons
(as defined in Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested  telex on or prior to the date on which you  intend to submit  your  certification  relating  to the  Certificates  held by you in which the undersigned has acquired,  or intends to acquire, a beneficial  interest in accordance with your operating procedures  if any  applicable  statement  herein is not correct on such date.  In the absence of any such notification, it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests  in and does not  relate to U.S.  $_________
principal  amount of the  Certificates  appearing  in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

         We understand that this  certification is required in connection with certain  securities laws in the United  States of America.  If  administrative  or legal  proceedings  are  commenced or threatened in connection  with which  this  certification  is or would be  relevant,  we  irrevocably  authorize  you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:_______________________,*/            By:_________________________________________,
                                            Account Holder

*        Certification  must be dated on or after the 15th day before the date of the  Euroclear  or Cedel certificate to which this certification releases.

                                                                                                                          EXHIBIT W

                          FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         U.S. Bank National Association

         Re:      Residential   Asset   Securities   Corporation,   Home  Equity   Mortgage   Asset-Backed
                  Pass-Through  Certificates,  Series 2007-KS3,  Class SB,  issued pursuant to the Pooling and Servicing  Agreement dated as of March 1, 2007 among  Residential  Asset  Securities
                  Corporation,  Residential Funding Company, LLC, and U.S. Bank
                  National Association, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by electronic  transmission from member  organizations  appearing in our records as persons being entitled to a portion of the  principal  amount set forth  below (our  "Member  Organizations")  as of the date  hereof,  $____________  principal  amount of the  Certificates  is owned by persons (a) that are not
U.S.  persons  (as  defined in Rule 901 under the  Securities  Act of 1933.  as amended  (the  "Securities
Act")) or (b) who purchased  their  Certificates  (or interests  therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further  certify (a) that we are not making  available  herewith  for  exchange any portion of the related Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications and (b)
that as of the date hereof we have not received any notification  from any of our Member  Organizations to the effect that the  statements  made by them with respect to any portion of the part  submitted  herewith for exchange are no longer true and cannot be relied upon as of the date hereof

         We understand that this  certification is required in connection with certain  securities laws of the United  States of America.  If  administrative  or legal  proceedings  are  commenced or threatened in connection  with which  this  certification  is or would be  relevant,  we  irrevocably  authorize  you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:______________________*                Yours faithfully,

* To be dated no earlier                    By:_____________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office,
                                            as Operator of the Euroclear Clearance System
                                            Cedel, Société anonyme